                                                               Exhibit 4.2

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                       RURAL/METRO CORPORATION, as Issuer,

                 THE GUARANTORS SIGNATORY HERETO, as Guarantors,

                                       and

                 THE FIRST NATIONAL BANK OF CHICAGO, as Trustee

                              --------------------

                                    INDENTURE

                           Dated as of March 16, 1998

                                  $150,000,000

                          7-7/8% Senior Notes due 2008




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
               Reconciliation and Tie between Trust Indenture Act of 1939 and Indenture, dated as of March 16, 1998*

Trust Indenture
  Act Section                                     Indenture Section
  -----------                                     -----------------

Section 310 (a)(1)                                      7.10
      (a)(2)                                            7.10
      (a)(3)                                            N.A.
      (a)(4)                                            N.A.
      (b)                                               7.08
      (b)(1)                                            7.10
      (b)(9)                                            7.10
      (c)                                               N.A.
Section 311 (a)                                         7.11
      (b)                                               7.11
      (c)                                               N.A.
Section 312 (a)                                         2.05
      (b)                                               11.03
      (c)                                               11.03
Section 313 (a)                                         7.06
      (b)(1)                                            N.A.
      (b)(2)                                            7.06
      (c)                                               7.06; 11.02
      (d)                                               7.06
Section 314 (a)                                         4.02; 4.04; 11.02
      (b)                                               N.A.
      (c)(1)                                            11.04; 11.05
      (c)(2)                                            11.04; 11.05
      (c)(3)                                            11.04; 11.05
      (d)                                               N.A.
      (e)                                               11.05
      (f)                                               N.A.
Section 315 (a)                                         7.01; 7.02
      (b)                                               7.05; 11.02
      (c)                                               7.01
      (d)                                               6.05; 7.01; 7.02
      (e)                                               6.11
Section 316 (a)(last sentence)                          11.06
      (a)(1)(A)                                         6.05
      (a)(1)(B)                                         6.04
      (a)(2)                                            8.02
      (b)                                               6.07
      (c)                                               8.04
Section 317 (a)(1)                                      6.08
      (a)(2)                                            6.09
      (b)                                               7.12
Section 318 (a)                                         11.01

"N.A." means Not Applicable.

----------
* Note: This reconciliation and tie shall not, for any purpose, be deemed to be part of this Indenture.


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
                                TABLE OF CONTENTS

                                                                            PAGE


ARTICLE 1.       DEFINITIONS AND INCORPORATION BY REFERENCE...................1

  Section 1.01.  Definitions..................................................1
  Section 1.02.  Other Definitions...........................................23
  Section 1.03.  Incorporation by Reference of Trust Indenture Act...........24
  Section 1.04.  Rules of Construction.......................................24

ARTICLE 2.       THE NOTES...................................................25

  Section 2.01.  Dating; Incorporation of Form in Indenture..................25
  Section 2.02.  Execution and Authentication................................25
  Section 2.03.  Registrar and Paying Agent..................................26
  Section 2.04.  Paying Agent to Hold Money in Trust.........................27
  Section 2.05.  Noteholder Lists............................................27
  Section 2.06.  Transfer and Exchange.......................................27
  Section 2.07.  Replacement Notes...........................................41
  Section 2.08.  Outstanding Notes...........................................42
  Section 2.09.  Temporary Notes.............................................42
  Section 2.10.  Cancellation................................................42
  Section 2.11.  Defaulted Interest..........................................43
  Section 2.12.  Deposit of Moneys...........................................43
  Section 2.13.  CUSIP Number................................................43
  Section 2.14.  Wire Payments to Holders....................................43

ARTICLE 3.       REDEMPTION..................................................44

  Section 3.01.  Notices to Trustee..........................................44
  Section 3.02.  Selection by Trustee of Notes to be Redeemed................44
  Section 3.03.  Notice of Redemption........................................45
  Section 3.04.  Effect of Notice of Redemption..............................45
  Section 3.05.  Deposit of Redemption Price.................................46
  Section 3.06.  Notes Redeemed in Part......................................46
  Section 3.07.  Optional Redemption.........................................46
  Section 3.08.  Mandatory Redemption........................................47

ARTICLE 4.       COVENANTS...................................................47

  Section 4.01.  Payment of Notes............................................47
  Section 4.02.  Reports.....................................................47
  Section 4.03.  Waiver of Stay, Extension or Usury Laws.....................48
  Section 4.04.  Compliance Certificate......................................48
  Section 4.05.  Taxes.......................................................49
  Section 4.06.  Limitations on Additional Indebtedness and Preferred
                 Equity Interests............................................50
  Section 4.07.  Limitation on Restricted Payments...........................53
  Section 4.08.  Limitation on Transactions with Affiliates..................53
  Section 4.09.  Limitations on Liens........................................53


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  Section 4.10.  Limitation on Issuances of Guarantees by Subsidiaries
                 Which Are Not Guarantors; Additional Guarantees.............54
  Section 4.11.  Limitation on Subsidiaries and Unrestricted Subsidiaries....54
  Section 4.12.  Limitation on Dividend and Other Payment Restrictions
                 Affecting Subsidiaries......................................55
  Section 4.13.  Restriction on Sale and Issuance of Subsidiary Interests....56
  Section 4.14.  Limitation on Sale and Lease-Back Transactions..............57
  Section 4.15.  Line of Business............................................57
  Section 4.16.  Limitation on Status as Investment Company..................57
  Section 4.17.  Payments for Consent........................................57
  Section 4.18.  Corporate Existence.........................................57
  Section 4.19.  Change of Control...........................................58
  Section 4.20.  Limitation on Certain Asset Sales...........................60
  Section 4.21.  General Provisions Related to Change of Control Offers
                 and Excess Proceeds Offers..................................62
  Section 4.22.  Maintenance of Office or Agency.............................62
  Section 4.23.  Maintenance of Properties and Insurance; Books and
                 Records; Compliance with Laws...............................63
  Section 4.24.  Further Assurance to the Trustee............................64

ARTICLE 5.       SUCCESSOR CORPORATION.......................................64

  Section 5.01.  Merger, Consolidation or Sale of Assets.....................64
  Section 5.02.  Successor Person Substituted................................64

ARTICLE 6.       DEFAULTS AND REMEDIES.......................................65

  Section 6.01.  Events of Default...........................................65
  Section 6.02.  Acceleration................................................67
  Section 6.03.  Other Remedies..............................................68
  Section 6.04.  Waiver of Past Defaults and Events of Default...............68
  Section 6.05.  Control by Majority.........................................68
  Section 6.06.  Limitation on Suits.........................................69
  Section 6.07.  Rights of Holders to Receive Payment........................69
  Section 6.08.  Collection Suit by Trustee..................................69
  Section 6.09.  Trustee May File Proofs of Claim............................70
  Section 6.10.  Priorities..................................................70
  Section 6.11.  Undertaking for Costs.......................................70
  Section 6.12.  Restoration of Rights and Remedies..........................71

ARTICLE 7.       TRUSTEE.....................................................71

  Section 7.01.  Duties of Trustee...........................................71
  Section 7.02.  Rights of Trustee...........................................72
  Section 7.03.  Individual Rights of Trustee................................73
  Section 7.04.  Trustee's Disclaimer........................................73
  Section 7.05.  Notice of Defaults..........................................73
  Section 7.06.  Reports by Trustee to Holders...............................73
  Section 7.07.  Compensation and Indemnity..................................74
  Section 7.08.  Replacement of Trustee......................................75


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  Section 7.09.  Successor Trustee by Consolidation, Merger or Conversion....76
  Section 7.10.  Eligibility; Disqualification...............................76
  Section 7.11.  Preferential Collection of Claims Against Company...........76
  Section 7.12.  Paying Agents...............................................76

ARTICLE 8.       AMENDMENTS, SUPPLEMENTS AND WAIVERS.........................77

  Section 8.01.  Without Consent of Holders..................................77
  Section 8.02.  With Consent of Holders.....................................77
  Section 8.03.  Compliance with Trust Indenture Act.........................78
  Section 8.04.  Revocation and Effect of Consents...........................78
  Section 8.05.  Notation on or Exchange of Notes............................79
  Section 8.06.  Trustee to Sign Amendments, etc.............................79

ARTICLE 9.       DISCHARGE OF INDENTURE; DEFEASANCE..........................79

  Section 9.01.  Discharge of Indenture......................................79
  Section 9.02.  Legal Defeasance............................................80
  Section 9.03.  Covenant Defeasance.........................................80
  Section 9.04.  Conditions to Legal Defeasance or Covenant Defeasance.......81
  Section 9.05.  Deposited Money and U.S. Government Obligations to Be
                 Held in Trust; Other Miscellaneous Provisions...............82
  Section 9.06.  Reinstatement...............................................83
  Section 9.07.  Moneys Held by Paying Agent.................................83
  Section 9.08.  Moneys Held by Trustee......................................83

ARTICLE 10.      GUARANTEE OF NOTES..........................................84

  Section 10.01. Guarantee...................................................84
  Section 10.02. Execution and Delivery of Guarantees........................85
  Section 10.03. Limitation of Guarantee.....................................86
  Section 10.04. Release of Guarantor........................................86
  Section 10.05. Additional Guarantors.......................................87

ARTICLE 11.      MISCELLANEOUS...............................................87

  Section 11.01. Trust Indenture Act Controls................................87
  Section 11.02. Notices.....................................................88
  Section 11.03. Communications by Holders with Other Holders................89
  Section 11.04. Certificate and Opinion as to Conditions Precedent..........89
  Section 11.05. Statements Required in Certificate and Opinion..............89
  Section 11.06. When Treasury Notes Disregarded.............................90
  Section 11.07. Rules by Trustee and Agents.................................90
  Section 11.08. Business Days; Legal Holidays...............................90
  Section 11.09. Governing Law...............................................90
  Section 11.10. No Adverse Interpretation of Other Agreements...............90
  Section 11.11. No Recourse Against Others..................................90
  Section 11.12. Successors..................................................91
  Section 11.13. Multiple Counterparts.......................................91
  Section 11.14. Table of Contents, Headings, etc............................91
  Section 11.15. Separability................................................91


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                                    INDENTURE


            INDENTURE, dated as of March 16, 1998, among RURAL/METRO CORPORATION, a Delaware corporation, as issuer (the "Company") the Guarantors signatory hereto from time to time (the "Guarantors") and THE FIRST NATIONAL BANK OF CHICAGO, as trustee (the "Trustee").

            The Company and the Guarantors have duly authorized the execution and delivery of this Indenture to provide for the issuance of the Notes (as hereinafter defined) to be issued as provided for in this Indenture.

            Each party agrees as follows for the benefit of the other parties and for the equal and ratable benefit of the Holders of the Company's 7-7/8% Senior Notes due 2008, unconditionally guaranteed by the Guarantors (the "Notes"):

                                   ARTICLE 1.

                   DEFINITIONS AND INCORPORATION BY REFERENCE

Section 1.01.  Definitions.

            "144A Global Note" means the global note in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with and registered in the name of the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes sold in reliance on Rule 144A.

            "Acquired Indebtedness" means Indebtedness of a Person existing at the time such Person becomes a Subsidiary or assumed in connection with an Asset Acquisition from such Person.

            "Adjusted Net Assets" of a Guarantor at any date shall mean the lesser of the amount by which (x) the fair value of the property of such Guarantor exceeds the total amount of liabilities, including, without limitation, contingent liabilities (after giving effect to all other fixed and contingent liabilities (including, without limitation, any guarantees of Indebtedness)), but excluding liabilities under the Guarantee of such Guarantor at such date and (y) the present fair salable value of the assets of such Guarantor exceeds the total amount of its debts (after giving effect to all other fixed and contingent liabilities (including, without limitation, any guarantees of Indebtedness) and after giving effect to any collection from any Subsidiary of such Guarantor in respect of the obligations of such Subsidiary under the Guarantee), excluding Indebtedness in respect of the Guarantee, as they become absolute and matured.

            "Affiliate" of any specified Person means any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person. For the purposes of this definition, "control" (including, with correlative meanings, the terms "controlling," "controlled by," and "under common control with"), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise; provided that beneficial ownership of 10% or more of the voting securities of a Person shall be deemed to be control.

            "Agent" means any Registrar, Paying Agent, co-registrar or agent for service of notices and demands.

            "Applicable Procedures" means with respect to any transfer or exchange of or for beneficial interests in any Global Note, the rules and procedures of the Depositary, Euroclear and Cedel that apply to such transfer or exchange.

            "Asset Acquisition" means (a) an Investment by the Company or any Subsidiary of the Company in any other Person pursuant to which such Person shall become a Subsidiary of the Company, or shall be merged with or into the Company or any Subsidiary of the Company, (b) the acquisition by the Company or any Subsidiary of the Company of the assets of any Person (other than a Subsidiary of the Company) or (c) the acquisition by the Company or any Subsidiary of the Company of any division or line of business of any Person (other than a Subsidiary of the Company); provided, in each case, that the assets acquired are to be used in the business conducted by the Company and its Subsidiaries as of the Issue Date or any other business determined by the Company's Board of Directors, in good faith, to be reasonably related thereto.

            "Asset Sale" means (x) the direct or indirect sale, transfer, issuance, conveyance, lease (other than operating leases entered into in the ordinary course of business pursuant to ordinary business terms, including, without limitation, any equipment lease reasonably entered into in connection with any acquisition or potential acquisition consistent with past practice), assignment or other disposition (including, without limitation, by eminent domain, condemnation or similar governmental proceeding) (each, a "disposition" or "issuance") and (y) any merger or consolidation of any Subsidiary of the Company with or into another Person (other than the Company or any Wholly Owned Subsidiary of the Company) whereby such Subsidiary shall cease to be a Wholly Owned Subsidiary, if such disposition, issuance, merger, or consolidation involves property or assets with a fair market value in excess of $1,000,000, whether in a single transaction or in a series of related transactions, of (a) any Equity Interest in any Subsidiary, (b) real property owned by the Company or any Subsidiary thereof, or a division, line of business, or comparable business segment of the Company or any Subsidiary thereof or (c) other property, assets, or rights (including, without limitation leasehold rights) of the Company or any Subsidiary thereof; provided, however, that, except as noted in the last sentence in this paragraph, Asset Sales shall not include (i) dispositions or issuances to or mergers or consolidations of, the Company or a Subsidiary thereof or any other Person if after giving effect to such disposition, issuance, merger or consolidation such other Person becomes a Wholly Owned Subsidiary of the Company, (ii) transactions involving the Company which are subject to and effected in compliance with Section 5.01, (iii) dispositions of services and products in the ordinary course of business, (iv) a disposition that is an Investment or a Restricted Payment not prohibited


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
by Section 4.07, (v) a sale, transfer, conveyance, or issuance of an Equity Interest that constitutes a Permitted Investment pursuant to clause (ii)(C) of the definition thereof or that complies with the limitations set forth in
Section 4.07, if, in each case, the assets received in consideration therefor are to be used in the business conducted by the Company and its Subsidiaries as of the Issue Date or any other business determined by the Company's Board of Directors, in good faith, to be reasonably related thereto, (vi) exchanges of assets that comply with the requirements of Section 4.20(c), (vii) a designation of a Subsidiary as an Unrestricted Subsidiary if permitted under this Indenture,
(viii) the disposition of any Temporary Cash Investment, and (ix) the grant of any Lien securing Indebtedness permitted under this Indenture. Notwithstanding any provision of this Indenture to the contrary, the expiration or non-renewal of any lease of property at the normal expiration date thereof shall not constitute an Asset Sale. For purposes of the definition of Consolidated Fixed Charge Coverage Ratio, transactions referred to in clauses (iv) and (vi) shall be included as Asset Sales.

            "Asset Sale Proceeds" means, with respect to any Asset Sale, (i) cash received by the Company or any Subsidiary thereof from such Asset Sale after (a) provision for all income or other taxes measured by or resulting from such Asset Sale, (b) payment of all brokerage commissions, underwriting, legal, accounting, title and other reasonable fees, costs and expenses, consistent with past practice, related to such Asset Sale, (c) provision for minority interest holders in any Subsidiary or in any asset subject to such Asset Sale as a result of such Asset Sale, (d) payments made to retire Indebtedness secured by the assets subject to such Asset Sale or otherwise required to be paid, and (e) deduction of appropriate amounts to be provided by the Company or a Subsidiary thereof as a reserve, in accordance with GAAP, against any liabilities associated with the assets disposed of in such Asset Sale and retained by the Company or a Subsidiary thereof after such Asset Sale including, without limitation, pension and other post employment benefit liabilities and liabilities related to environmental matters or against any indemnification obligations associated with the assets disposed of in such Asset Sale and (ii) any securities, notes, or other obligations received by the Company or any Subsidiary thereof from such Asset Sale upon the liquidation or conversion of such securities, notes, or other obligations into cash prior to the Reinvestment Date.

            "Attributable Indebtedness" when used with respect to any Sale and Lease-Back Transaction means, as at the time of determination, the present value (discounted at a rate equivalent to the interest rate implicit in the lease, compounded on a semi-annual basis) of the total obligations of the lessee for rental payments (after excluding all amounts required to be paid on account of maintenance and repairs, insurance, taxes, utilities and other similar expenses payable by the lessee pursuant to the terms of the lease) during the remaining term of the lease included in any such Sale and Lease-Back Transaction or until the earliest date on which the lessee may terminate such lease without penalty or upon payment of a penalty (in which case the rental payments shall include such penalty).

            "Board of Directors" means, as to any Person, the board of directors or any duly authorized committee thereof of such Person or, if such Person is a partnership

(or other non-corporate Person), of the managing general partner or partners (or Persons serving an analogous function) of such Person.

            "Board Resolution" means, as to any Person, a copy of a resolution certified pursuant to an Officers' Certificate to have been duly adopted by the Board of Directors of such Person, and to be in full force and effect, and, if required hereunder, delivered to the Trustee.

            "Capital Lease Obligations" means Indebtedness represented by obligations under a lease that is required to be capitalized for financial reporting purposes in accordance with GAAP, and the amount of such Indebtedness shall be the capitalized amount of such obligations determined in accordance with GAAP.

            "Cedel" means Cedel Bank, societe anonyme.

            "Certificated Note" means a certificated Note registered in the name of the Holder thereof and issued in accordance with Section 2.06 hereof, in the form of Exhibit A hereto except that such Note shall not bear the Global Note Legend and shall not have the "Schedule of Exchanges of Interests in the Global Note" attached thereto.

            "Change of Control" means the occurrence of any of the following:
(i) the sale, lease, transfer, conveyance, or other disposition (other than by way of merger or consolidation), in one or a series of related transactions, of all or substantially all of the assets of the Company and its Subsidiaries taken as a whole to any "person" (as such term is used in Section 13(d)(3) of the Exchange Act); (ii) the adoption of a plan relating to the liquidation or dissolution of the Company; (iii) the consummation of any transaction (including, without limitation, any merger or consolidation) the result of which is that any "person" (as defined above) is or becomes the "beneficial owner" (as such term is defined in Rule 13d-3 and Rule 13d-5 under the Exchange Act, except that a person shall be deemed to have "beneficial ownership" of all securities that such person has the right to acquire, whether such right is currently exercisable or is exercisable only upon the occurrence of a subsequent condition), directly or indirectly, of more than 40% of the Common Equity Interest of the Company (measured by voting power rather than number of shares or equivalent units); or (iv) the first day on which less than a majority of the members of the Board of Directors of the Company are Continuing Directors. Notwithstanding the foregoing, any such transaction described in clause (i) or
(ii) above which is consummated solely to change the state of incorporation of the Company from Delaware to any other state in the United States shall not constitute a Change of Control; provided, that all other requirements of this Indenture in connection with such transaction have been complied with.

            "Common Equity Interest" of any Person means all Equity Interests of such Person that are generally entitled to (i) vote in the election of directors of such Person or (ii) if such Person is not a corporation, vote or otherwise participate in the selection of the governing body, partners, managers or others that will control the management and policies of such Person.


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
            "Company" means the party named as such in the first paragraph of this Indenture until a successor replaces such party pursuant to Article 5 of this Indenture and thereafter means the successor.

            "Company Request" means any written request signed in the name of the Company by any two of the following: the Chief Executive Officer; the President; any Vice President; the Chief Financial Officer; the Treasurer; or the Secretary or any Assistant Secretary (but not both the Secretary and any Assistant Secretary) of the Company.

            "Consolidated Cash Flow" means, with respect to any Person for any period, the Consolidated Net Income of such Person for such period plus, to the extent deducted in computing such Consolidated Net Income, (i) an amount equal to any extraordinary loss plus any net loss realized in connection with an Asset Sale, (ii) provision for taxes based on income or profits, (iii) consolidated interest expense whether paid or accrued and whether or not capitalized (including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations), and (iv) depreciation and amortization (including amortization of goodwill and other intangibles but excluding amortization of prepaid cash expenses that were paid in a prior period) in each case, on a consolidated basis and determined in accordance with GAAP. Notwithstanding the foregoing, the provision for taxes based on the income or profits of, and the depreciation and amortization of, a Subsidiary of a Person shall be added to Consolidated Net Income to compute Consolidated Cash Flow only to the extent (and in the same proportion) that the Net Income of such Subsidiary was included in calculating the Consolidated Net Income of such Person and only if a corresponding amount would be permitted at the date of determination to be dividended to the Company by such Subsidiary without prior approval (that has not been obtained) pursuant to the terms of its charter and all agreements, instruments, judgments, decrees, orders, statutes, rules, and governmental regulations applicable to such Subsidiary or its stockholders.

            "Consolidated Fixed Charge Coverage Ratio" means with respect to any Person, the ratio of the aggregate amount of Consolidated Cash Flow of such Person for the four full fiscal quarters immediately preceding the date of the transaction (the "Transaction Date") giving rise to the need to calculate the Consolidated Fixed Charge Coverage Ratio (such four full fiscal quarter period being referred to herein as the "Four Quarter Period") to the aggregate amount of Consolidated Fixed Charges of such Person for the Four Quarter Period. In addition to and without limitation of the foregoing, for purposes of this definition, "Consolidated Cash Flow" and "Consolidated Fixed Charges" shall be calculated after giving effect on a pro forma basis for the period of such calculation to, without duplication, (a) the incurrence of any Indebtedness of such Person or any of its Subsidiaries (and the application of the net proceeds thereof) during the period commencing on the first day of the Four Quarter Period to and including the Transaction Date (the "Reference Period"), including, without limitation, the incurrence of the Indebtedness giving rise to the need to make such calculation (and the application of the net proceeds thereof), as if such incurrence (and application) occurred on the first day of the Four Quarter Period (it being understood that with respect to Indebtedness incurred under a revolving facility used primarily to finance working capital, the average daily principal amount outstanding during the Reference Period shall be deemed to be the amount incurred during the Reference Period), and (b) any Asset Sales or Asset Acquisitions (including, without limitation, any Asset Acquisition giving rise to the need to make such calculation as a result of such Person or one of its Subsidiaries (including any Person who becomes a Subsidiary as a result of the Asset Acquisition) incurring, assuming or otherwise being liable for Acquired Indebtedness) occurring during the Reference Period, as if such Asset Sale or Asset Acquisition occurred on the first day of the Four Quarter Period. Furthermore, in calculating "Consolidated Fixed Charges" for purposes of determining this "Consolidated Fixed Charge Coverage Ratio," (i) interest on outstanding Indebtedness determined on a fluctuating basis as of the Transaction Date and which will continue to be so determined thereafter shall be deemed to have accrued at a fixed rate per annum equal to the rate of interest on such Indebtedness in effect on the Transaction Date; and (ii) if interest on Indebtedness actually incurred on the Transaction Date may optionally be determined at an interest rate based upon a factor of a prime or similar rate, a eurocurrency interbank offered rate, or other rates, then the interest rate in effect on the Transaction Date will be deemed to have been in effect during the Four Quarter Period. In calculating the Consolidated Fixed Charge Coverage Ratio and giving pro forma effect to the incurrence of Indebtedness during a Reference Period, pro forma effect shall be given to use of proceeds thereof to permanently repay or retire Indebtedness. If such Person or any of its Subsidiaries directly or indirectly guarantees Indebtedness of a third Person, for purposes of determining the "Consolidated Fixed Charge Coverage Ratio," effect shall be given to the incurrence of such guaranteed Indebtedness as if such Person or such Subsidiary had directly incurred or otherwise assumed such guaranteed Indebtedness.

            "Consolidated Fixed Charges" means, with respect to any Person for any period, the sum of, without duplication, the amounts for such period of (i) the consolidated interest expense of such Person and its Subsidiaries for such period, whether paid or accrued (including, without limitation, amortization of debt issuance costs and original issue discount, non-cash interest payments, the interest component of any deferred payment obligations, the interest component of all payments associated with Capital Lease Obligations, commissions, discounts and other fees and charges incurred in respect of letter of credit or bankers' acceptance financings, and net payments (if any) pursuant to Hedging Obligations), (ii) the consolidated interest expense of such Person and its Subsidiaries that was capitalized during such period, (iii) any interest expense on Indebtedness of another Person that is guaranteed by such Person or one of its Subsidiaries or secured by a Lien on assets of such Person or one of its Subsidiaries (whether or not such guarantee or Lien is called upon), and (iv) the product of (a) all dividend payments, whether or not in cash, on any series of Disqualified Equity Interests of such Person or any of its Subsidiaries, other than dividend payments on Disqualified Equity Interests payable solely in Equity Interests of the Company, times (b) a fraction, the numerator of which is one and the denominator of which is one minus the then current combined federal, state and local statutory tax rate of such Person, expressed as a decimal, in each case, on a consolidated basis and in accordance with GAAP.

            "Consolidated Net Income" means, with respect to any Person for any period, the aggregate of the Net Income of such Person and its subsidiaries for such period, on a consolidated basis, determined in accordance with GAAP; provided that (i) the Net Income (but not loss) of any Person that is not a Subsidiary or that is accounted for by the equity method of accounting shall be included only to the extent of the amount of dividends or distributions paid in cash to the referent Person or a Wholly Owned Subsidiary thereof, (ii) the Net Income of any Subsidiary shall be excluded to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that Net Income is not at the date of determination permitted without any prior governmental approval (that has not been obtained) or, directly or indirectly, by operation of the terms of its charter or any agreement, instrument, judgment, decree, order, statute, rule, or governmental regulation applicable to that Subsidiary or its stockholders, (iii) the Net Income of any Person acquired in a pooling of interests transaction for any period prior to the date of such acquisition shall be excluded, (iv) the cumulative effect of a change in accounting principles shall be excluded, and (v) any non-cash compensation expense in connection with the issuance of employee stock options shall be excluded.

            "Consolidated Net Worth" means, with respect to any Person at any date, the consolidated stockholders' equity of such Person less the amount of such stockholders' equity attributable to Disqualified Equity Interests of such Person and its Subsidiaries, as determined in accordance with GAAP, less (i) all write-ups (other than write-ups of tangible assets of a going concern business made within 12 months after the acquisition of such business) subsequent to the Issue Date in the book value of any asset owned by such Person or a consolidated Subsidiary of such Person, (ii) all investments as of such date in unconsolidated Subsidiaries and in Persons that are not Subsidiaries and (iii) all unamortized debt discount and expense and unamortized deferred charges as of such date, in each case determined in accordance with GAAP.

            "Consolidated Total Assets" means, as of any date of determination, the consolidated total assets of such Person, as reflected on the most recent balance sheet of such Person prepared in accordance with GAAP.

            "Continuing Directors" means, as of any date of determination, any member of the Board of Directors of the Company who (i) was a member of such Board of Directors on the date of this Indenture or (ii) was nominated for election or elected to such Board of Directors with the approval of a majority of the Continuing Directors who were members of such Board at the time of such nomination or election.

            "Default" means any event that is, or after notice or passage of time or both would be, an Event of Default.

            "Depositary" means, with respect to the Notes issuable or issued in whole or in part in global form, the Person specified in Section 2.03 hereof as the Depositary with respect to the Notes, and any and all successors thereto appointed as depositary hereunder and having become such pursuant to the applicable provision of this Indenture.

            "Disqualified Equity Interests" means any Equity Interest which, by its terms (or by the terms of any security into which it is convertible or for which it is exchangeable at the option of the holder), or upon the happening of any event, matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise, or is redeemable at the option of the holder thereof, in whole or in part, on or prior to the date that is 91 days following the maturity date of the Notes, for cash or securities constituting Indebtedness; provided, however, that Preferred Equity Interests of the Company or any Subsidiary thereof that are issued with the benefit of provisions requiring a change of control offer or asset sale proceeds offer to be made for such Preferred Equity Interest in the event of a change of control or sale of assets of the Company or such Subsidiary, which provisions have substantially the same effect as the provisions of this Indenture described under Section 4.19 or
Section 4.20, shall not be deemed to be Disqualified Equity Interests solely by virtue of such provisions.

            "Equity Interests" means, with respect to any Person, any and all shares or other equivalents (however designated) of capital stock, partnership interests, membership interests, or any other participation, right or other interests in the nature of an equity interest in such Person or any option, warrant or other security convertible into or exchangeable for any of the foregoing.

            "Euroclear" means Morgan Guaranty Trust Company of New York, Brussels office, as operator of the Euroclear system.

            "Exchange Act" means the Securities Exchange Act of 1934, as amended.

            "Exchange Notes" means the Notes issued in the Exchange Offer pursuant to Section 2.06(f).

            "Exchange Offer" means the "Registered Exchange Offer" as defined in the Registration Rights Agreement.

            "Exchange Offer Registration Statement" has the meaning set forth in the Registration Rights Agreement.

            "Existing Credit Facility" means that certain Credit Agreement, dated as of September 29, 1995 by and among the Company, as "Guarantor," certain subsidiaries of the Company, as "Borrowers," the lenders party thereto and First Union National Bank, as "Agent," as amended prior to the Issue Date.

            "fair market value" or "fair value" means, with respect to any assets or property, the price which could be negotiated in an arm's-length free market transaction, for cash, between a willing seller and a fully informed, willing and able buyer, neither of whom is under undue pressure or compulsion to complete the transaction, all as reasonably determined by a majority of the Board of Directors acting in good faith, such determination to be evidenced by a board resolution delivered to the Trustee. No such determination need be supported by an appraisal or expert opinion.

            "GAAP" means generally accepted accounting principles applied as in effect in the United States on the Issue Date.

            "Global Note Legend" means the legend set forth in Section 2.06(g)(ii), which is required to be placed on all Global Notes issued under this Indenture.

            "guarantee" means with respect to any Person, any obligation, contingent or otherwise, of such Person directly or indirectly guaranteeing any Indebtedness or other obligation of any other Person and, without limiting the generality of the foregoing, any obligation, direct or indirect, contingent or otherwise, of such Person (i) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation of such other Person (whether arising by virtue of partnership arrangements, or by agreements to keep-well, to purchase assets, goods, securities or services, to take-or-pay, or to maintain financial statement conditions or otherwise) or (ii) entered into for purposes of assuring in any other manner the obligee of such Indebtedness or other obligation of the payment thereof or to protect such obligee against loss in respect thereof (in whole or in part); provided that the term "guarantee" shall not include endorsements for collection or deposit in the ordinary course of business. The term "guarantee" used as a verb has a corresponding meaning.

            "Guarantee" means, as the context may require, individually, a guarantee, or collectively, any and all guarantees, of the Obligations of the Company with respect to the Notes by each Guarantor pursuant to the terms of
Article 10 hereof.

            "Guarantor" means the parties named as such in the first paragraph of this Indenture (which consist of all domestic Wholly Owned Subsidiaries as of the Closing Date other than Coronado Health Services, Inc.) and any other Person, in each case so long as such Person guarantees the Obligations of the Company with respect to the Notes pursuant to the terms of Article 10 hereof.

            "Hedging Obligations" means, for any Person, any interest rate swap agreement, interest rate cap agreement, interest rate collar agreement or other similar agreement designed to protect the party indicated therein against fluctuations in interest rates, currency exchange rates or commodity prices.

            "Holder" or "Noteholder" means the Person in whose name a Note is registered on the Registrar's books.

            "IAI Global Note" means the global Note in the form of Exhibit A hereto bearing the Global Note Legend and the Private Placement Legend and deposited with or on behalf of and registered in the name of the Depositary or its nominee that will be issued in a denomination equal to the outstanding principal amount of the Notes transferred to institutional accredited investors subsequent to the initial issuance of the Notes.

            "incur" means, with respect to any Indebtedness or other obligation of any Person, to create, issue, incur (by conversion, exchange or otherwise), assume, guarantee or otherwise become, directly or indirectly, liable in respect of such Indebtedness or other obligation or the recording, as required pursuant to GAAP or otherwise, of any such Indebtedness or other obligation on the balance sheet of such person (and "incurrence," "incurred", "incurable," and "incurring" shall have meanings correlative to the foregoing); provided, however, that a change in GAAP that results in an obligation of such Person that exists at such time becoming Indebtedness shall not be deemed an incurrence of such Indebtedness; and provided, further, that accrual of interest, the accretion of accreted value, and the payment of interest in the form of additional Indebtedness will not be deemed to be an incurrence of Indebtedness. Any Indebtedness or Equity Interests of a Person existing at the time such Person becomes a Subsidiary (whether by merger, consolidation, acquisition or otherwise) shall be deemed to be incurred by such Person at the time it becomes a Subsidiary. Indebtedness consisting of reimbursement obligations in respect of a letter of credit will be deemed to be incurred when the letter of credit is issued or renewed.

            "Indebtedness" means (without duplication), with respect to any Person, any indebtedness at any time outstanding, secured or unsecured, contingent or otherwise, which is for borrowed money (whether or not the recourse of the lender is to the whole of the assets of such Person or only to a portion thereof), or evidenced by bonds, notes, debentures or similar instruments or representing the balance deferred and unpaid of the purchase price of any property (excluding, without limitation, any balances that constitute accounts payable or trade payables, and other liabilities arising in the ordinary course of business) and shall also include, to the extent not otherwise included (i) any Capital Lease Obligations, (ii) obligations of Persons other than such Person secured by a Lien to which the property or assets owned or held by such Person is subject, whether or not the obligation or obligations secured thereby shall have been incurred or assumed by such Person,
(iii) all Indebtedness of others of the types described in the other clauses of this definition (including all dividends of other Persons) the payment of which is guaranteed, directly or indirectly, by such Person or that is otherwise its legal liability or which such Person has agreed to purchase or repurchase or in respect of which such Person has agreed contingently to supply or advance funds (whether or not such items would appear upon the balance sheet of the guarantor), (iv) all obligations for the reimbursement of any obligation or on any letter of credit, banker's acceptance or similar credit transaction, (v) Disqualified Equity Interests, (vi) Hedging Obligations of any such Person, and
(vii) Attributable Indebtedness. The amount of Indebtedness of any Person at any date shall be the principal (or face) amount outstanding at such date of all unconditional obligations as described above and, with respect to contingent obligations, the maximum liability upon the occurrence of the contingency giving rise to the obligation; provided, however, that Indebtedness shall not include any liability for federal, state, local, or other taxes. Notwithstanding any other provision of this definition, any trade payable arising from the purchase of goods or materials or for services obtained in the ordinary course of business shall not be deemed to be "Indebtedness" for purposes of this definition. Furthermore, guarantees of (or obligations with respect to letters of credit supporting) Indebtedness otherwise included in the determination of such amount shall not also be included.

            "Indenture" means this Indenture as amended, restated or supplemented from time to time.

            "Independent Financial Advisor" means an accounting, appraisal, investment banking, or consulting firm of nationally recognized standing that is, in the good faith judgment of the Board of Directors of the Company, qualified to perform the task for which such firm has been engaged.

            "Indirect Participant" means a Person who holds a beneficial interest in a Global Note through a Participant.

            "Interest" when used with respect to any Note, means the amount of all interest accruing on such Note, including all interest accruing subsequent to the occurrence of any events specified in Sections 6.01(8) and (9) or which would have accrued but for any such event.

            "Interest Payment Date" means the stated maturity of an installment of interest on the Notes.

            "Investments" means, directly or indirectly, any advance, account receivable (other than an account receivable arising in the ordinary course of business (including accounts receivable arising in the ordinary course of business and acquired as a part of the assets acquired by the Company or a Subsidiary in connection with an acquisition of assets which is otherwise permitted by the terms of this Indenture)), loan or capital contribution to (by means of transfers of property to others, payments for property or services for the account or use of others or otherwise), the purchase of any stock, bonds, notes, debentures, partnership or joint venture interests, or other securities of, the acquisition, by purchase or otherwise, of all or substantially all of the business or stock or other evidence of beneficial ownership of, any Person, the guarantee or assumption of the Indebtedness of any other Person (except for an assumption of Indebtedness for which the assuming Person receives consideration with a fair market value at least equal to the principal amount of the Indebtedness assumed), the designation of a Subsidiary as an Unrestricted Subsidiary, or the making of any investment in any Person and all other items that would be classified as investments on a balance sheet of such Person prepared in accordance with GAAP. Investments shall exclude (i) extensions of trade credit on commercially reasonable terms in accordance with normal trade practices, (ii) endorsements of negotiable instruments for collection or deposit in the ordinary course of business, (iii) commission, travel, payroll and similar advances to directors, officers and employees made in the ordinary course of business, and (iv) workers' compensation, utility, lease and similar deposits and prepaid expenses in the ordinary course of business. If the Company or any Subsidiary of the Company sells or otherwise disposes of any Equity Interests of any direct or indirect Subsidiary of the Company such that, after giving effect to any such sale or disposition, such Person is no longer a Subsidiary of the Company, the Company or such Subsidiary shall be deemed to have made an Investment on the date of any such sale or disposition equal to the fair market value of the Equity Interests of such Subsidiary not sold or disposed of in an amount determined as provided in the penultimate paragraph of
Section 4.07. In determining the amount of any

Investment in respect of any Property other than cash, such Property shall be valued at its fair market value at the time of such Investment.

            "Issue Date" means the closing date for the sale and original issuance of the Notes to the Initial Holders.

            "Letter of Transmittal" means the letter of transmittal to be prepared by the Company and sent to all Holders of the Notes for use by such Holders in connection with the Exchange Offer.

            "Lien" means, with respect to any property or assets of any Person, any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, security interest, lien, charge, easement, encumbrance, preference, priority, or other security agreement or preferential arrangement of any kind or nature whatsoever on or with respect to such property or assets (including without limitation, any Capital Lease Obligation, conditional sales, or other title retention agreement having substantially the same economic effect as any of the foregoing).

            "Liquidated Damages" means all liquidated damages then owing pursuant to Section 6 of the Registration Rights Agreement.

            "Maturity Date" means March 15, 2008.

            "Net Income" means, with respect to any Person for any period, the net income (loss) of such Person determined in accordance with GAAP and before any reduction in respect of dividends on Preferred Equity Interests, excluding, however, (i) any gain, together with any related provision for taxes on such gain, realized in connection with (a) any Asset Sale or (b) the disposition of any securities by such Person or any of its Subsidiaries or the extinguishment of any Indebtedness of such Person or any of its Subsidiaries and (ii) any extraordinary or nonrecurring gain (or loss incurred prior to the Issue Date, but not loss incurred after the Issue Date), together with any related provision for taxes on such extraordinary or nonrecurring gain (but not loss, except to the extent referred to above).

            "Net Investments" means the excess of (i) the aggregate of all Investments made by the Company or a Subsidiary thereof on or after the Issue Date (in the case of an Investment made other than in cash, the amount shall be the fair market value of such Investment at the time made as determined in good faith by the Board of Directors of the Company) over (ii) the sum of (a) the aggregate amount returned in cash on such Investments (in the case of a noncash return on such Investments, the amount thereof shall be the fair market value of such noncash consideration at the time of receipt thereof as determined in good faith by the Board of Directors of the Company) whether through interest payments, principal payments, dividends or other distributions and (b) the net cash proceeds received by the Company or such Subsidiary from the disposition of all or any portion of such Investments (other than to a Subsidiary of the Company); provided, however, that with respect to all Investments made in Unrestricted Subsidiaries the sum of clauses (a) and (b) above with respect to such Investments shall not exceed the aggregate amount of all Investments made in all Unrestricted Subsidiaries.

            "New Credit Facility" means that certain Amended and Restated Credit Agreement, dated as of March 16, 1998, by and among the Company, the lenders party thereto and First Union National Bank, as agent, including any related notes, guarantees (by subsidiaries of the Company or otherwise), collateral documents, instruments and agreements executed in connection therewith, and in each case as amended, restated, modified, renewed, refunded, replaced or refinanced (in each case, in whole or in part, and without limitation as to amount, terms, conditions, covenants and other provisions), with the same or other agents and lenders, in whole or in part, from time to time and any agreement (and related documents) governing Indebtedness incurred to refinance or refund borrowings and commitments then outstanding or permitted to be outstanding under such credit facility or a successor New Credit Facility, whether by the same or other agent lender or group of lenders.

            "Non-Recourse Debt" means Indebtedness: (i) as to which neither the Company nor any of its Subsidiaries (a) provides credit support of any kind (including any undertaking, agreement or instrument that would constitute Indebtedness), (b) is directly or indirectly liable (as a guarantor or otherwise), or (c) constitutes the lender; (ii) no default with respect to which (including any rights that the holders thereof may have to take enforcement action against an Unrestricted Subsidiary) would permit (upon notice, lapse of time or both) any holder of any other Indebtedness of the Company or any of its Subsidiaries to declare a default on such other Indebtedness or cause the payment thereof to be accelerated or payable prior to its stated maturity; and
(iii) as to which the lenders have been notified in writing that they will not have any recourse to the stock or assets of the Company or any of its Subsidiaries.

            "Note Custodian" means the Trustee, as custodian with respect to the Notes in global form, or any successor entity thereto.

            "Notes" means the securities that are issued under this Indenture, as amended or supplemented from time to time pursuant to this Indenture.

            "Obligations" means any principal, interest, penalties, fees, indemnifications, reimbursements, damages, and other liabilities payable under the documentation governing any Indebtedness.

            "Officer" means, with respect to any Person, the Chief Executive Officer, the President, any Vice President, the Chief Financial Officer or the Treasurer of such Person, the Controller, the Secretary or any other officer designated by the Board of Directors of such Person, as the case may be (or, in the case of a Person that is a partnership (or other non-corporate Person), of a general partner (or analogous individuals) of such Person in such capacity).

            "Officers' Certificate" means, with respect to any Person, a certificate signed by the Chief Executive Officer, the President or any Vice President and the Chief

Financial Officer or any Treasurer or Assistant Treasurer of such Person (or, in the case of a Person that is a partnership (or other non-corporate Person), of a general partner (or analogous individuals) of such Person in such capacity) that shall comply with applicable provisions of this Indenture.

            "Opinion of Counsel" means a written opinion from legal counsel which counsel is reasonably acceptable to the Trustee.

            "Participant" means, with respect to DTC, Euroclear or Cedel, a Person who has an account with DTC, Euroclear or Cedel, respectively (and, with respect to DTC, shall include Euroclear and Cedel).

            "Permitted Indebtedness" means:

                  (i) Indebtedness (plus interest, premium, fees and other obligations associated therewith) of the Company or any Guarantor arising under or in connection with the New Credit Facility of up to $200,000,000;

                  (ii) Indebtedness under the Notes and the Guarantees;

                  (iii) Indebtedness outstanding on the Issue Date after giving effect to the application of the proceeds of this Offering (including repayment of all obligations under the Existing Credit Agreement);

                  (iv) Hedging Obligations of the Company or any Subsidiary;

                  (v) Indebtedness of a Wholly Owned Subsidiary issued to and held by the Company or a Wholly Owned Subsidiary or Indebtedness of the Company to a Wholly Owned Subsidiary in respect of intercompany advances or transactions;

                  (vi) (a) Purchase Money Indebtedness, (b) Capital Lease Obligations, and (c) Indebtedness incurred in connection with an Asset Acquisition (including Acquired Indebtedness), in each case incurred by the Company or any Subsidiary, in an aggregate principal amount outstanding at any time not to exceed $25,000,000;

                  (vii) Indebtedness constituting an agreement or commitment to pay a dividend that has been declared or otherwise to make a payment or distribution as described in Section 4.07(b)(i);

                  (viii) Indebtedness in connection with one or more letters of credit, guarantees, bid, surety or performance bonds, or other reimbursement obligations or banker's acceptances, in each case issued in the ordinary course of business and not in connection with the borrowing of money or the obtaining of advances or credit;

                  (ix) additional Indebtedness of the Company or any Subsidiary (which may be Indebtedness under the New Credit Facility) in an aggregate principal amount outstanding at any time not to exceed $15,000,000; and

                  (x) Refinancing Indebtedness.

            "Permitted Investments" means, for any Person, Investments made on or after the Issue Date consisting of:

                  (i)    Temporary Cash Investments;

                  (ii) (A) Investments in the Company or a Subsidiary of the Company, (B) Investments in any Person, if (1) as a result of such Investment (y) such Person or a Subsidiary of such Person becomes a Subsidiary of the Company or (z) such Person or a Subsidiary of such Person is merged, consolidated or amalgamated with or into, or transfers or conveys substantially all of its assets to, or is liquidated into, the Company or a Subsidiary thereof and (2) after giving effect to such Investment, the Company is in compliance with Section 4.15, and (C) Net Investments in any Persons primarily engaged or preparing to engage in the business conducted by the Company and its Subsidiaries as of the Issue Date or any other business determined by the Company's Board of Directors, in good faith, to be reasonably related thereto; provided, however, that the aggregate amount of all such Net Investments made pursuant to this clause (C), shall not exceed at any one time outstanding 10.0% of the Consolidated Total Assets of the Company as reflected on the most recent balance sheet delivered by the Company to the Trustee;

                  (iii) Investments represented by accounts receivable created or acquired in the ordinary course of business;

                  (iv) advances to employees, officers, and directors in the ordinary course of business not to exceed an aggregate of $1,000,000 outstanding at any one time;

                  (v) Investments under or pursuant to Hedging Obligations;

                  (vi) an Investment that is made by the Company or a Subsidiary thereof in the form of any Equity Interests, Indebtedness or other assets received as partial consideration for the consummation of a transaction that is otherwise permitted under Section 4.20;

                  (vii) Investments in the Notes otherwise permitted under this Indenture;

                  (viii) Investments existing on the Issue Date;

                  (ix) any Investment acquired solely in exchange for, by conversion of, or out of the net cash proceeds of, the issuance of Equity Interests (other than Disqualified Equity Interests) of the Company;

                  (x) stocks, obligations or other securities received in settlement of debts (including, without limitation, under any bankruptcy or other similar proceeding) owing to the Company or any of its Subsidiaries as a result of foreclosure, perfection, enforcement, or settlement of any Indebtedness or Liens in favor of the Company or a Subsidiary; and

                  (xi) guarantees not prohibited by Section 4.06 or Section
      4.10.

            "Permitted Liens" means, without duplication, (i) Liens existing on the Issue Date, (ii) Liens in favor of the Company or any Subsidiary thereof,
(iii) Liens on the Equity Interests or property of a Person existing at the time such Person becomes a Subsidiary of, or is acquired by, merged into or consolidated with the Company or any Subsidiary thereof, or such property is acquired by the Company or a Subsidiary; provided, however, that such Liens (a) were not created in connection with or in anticipation of such acquisition, merger, or consolidation or such Person becoming a Subsidiary and (b) are not applicable to any other property of the Company or any of the other Subsidiaries of the Company, (iv) Liens for taxes, assessments or governmental charges or claims that are not yet delinquent or that are being contested in good faith by appropriate proceedings promptly instituted and diligently conducted; provided, however, that any reserve or other appropriate provision as shall be required in conformity with GAAP shall have been made therefor, (v) landlords', carriers', warehousemen's, mechanics', materialmen's, repairmen's or other like Liens arising in the ordinary course of business (whether contractual, statutory or constitutional in nature) and with respect to amounts which are not yet delinquent or are being contested in good faith by appropriate proceedings, (vi) pledges or deposits made in the ordinary course of business in connection with
(a) leases, performance bonds and similar obligations, (b) workers' compensation, unemployment insurance and other social security legislation, or
(c) securing the performance of surety bonds and appeal bonds required (1) in the ordinary course of business or in connection with the enforcement of rights or claims of the Company or a Subsidiary thereof or (2) in connection with judgments that do not give rise to an Event of Default, (vii) easements, rights-of-way, restrictions, minor defects or irregularities in title and other similar encumbrances which, in the aggregate, do not materially detract from the value of the property subject thereto or materially interfere with the ordinary conduct of the business of the Company or any Subsidiary in connection therewith, (viii) Liens to secure Purchase Money Indebtedness that is otherwise permitted under this Indenture; provided, however, that (a) any such Lien is created solely for the purpose of securing Indebtedness representing, or incurred to finance, refinance or refund, the cost (including commissions, sales and excise taxes, installation and delivery charges and other direct costs of, and other direct expenses paid or charged in connection with, such purchase or construction and such financing) of such Property, (b) the principal amount of the Indebtedness secured by such Lien does not exceed 100% of such costs, and
(c) such Lien does not extend to or cover any Property other than such item of Property and any accessions, substitutions or improvements on, and proceeds from, such item, (ix) Liens securing Capital Lease Obligations permitted to be incurred under this Indenture; provided, however, that such Lien does not extend to any property other than that subject to the underlying lease,
(x) Liens to secure Indebtedness incurred pursuant to clause (vi) of the definition of Permitted Indebtedness; provided, however, that (a) any such Lien is created solely for the purpose of securing such Indebtedness, (b) the principal amount of the Indebtedness secured by such Lien does not exceed 100% of the purchase price for the Property acquired and (c) such Lien does not extend to or cover any Property other than the Property acquired and any proceeds therefrom, (xi) Liens pursuant to leases and subleases of real property which do not interfere with the ordinary conduct of the business of the Company or any of its Subsidiaries and which are made on customary and usual terms applicable to similar properties and do not extend to any property of the Company or a Subsidiary other than the personal property located on such real property, (xii) Liens securing reimbursement obligations under commercial letters of credit, but only in or upon the goods the purchase of which were financed by such letters of credit, (xiii) Liens arising under this Indenture in favor of the Trustee for its own benefit or for the benefit of the Holders,
(xiv) Liens resulting from the deposit of funds or government securities in trust for the purpose of decreasing or defeasing Indebtedness of the Company and its Subsidiaries so long as such deposit of funds or government securities and such decreasing or defeasing of Indebtedness are permitted under Section 4.07,
(xv) Liens constituting licenses not otherwise prohibited under the terms of this Indenture, (xvi) setoff, chargeback and other rights of depository and collecting banks and other regulated financial institutions with respect to money or instruments of the Company or its Subsidiaries on deposit with or in the possession of such institutions, (xvii) any interest or title of a lessor in the property subject to any Capital Lease Obligation permitted under this Indenture or any operating lease, (xviii) Liens on Equity Interests of Unrestricted Subsidiaries, (xix) judgment or attachment Liens not giving rise to an Event of Default, (xx) any Lien arising under a contract entered into by the Company or any of its Subsidiaries to the extent such contract requires the Company or such Subsidiary to lease equipment at a fair market rental rate to the counterparty under such contract upon the occurrence of a default by the Company or such Subsidiary, (xxi) Liens in connection with Sale and Lease-Back Transactions otherwise permitted under the Indenture, and (xxii) Liens to secure Indebtedness in an aggregate amount not in excess of $2,000,000 at any one time outstanding and that (a) are not incurred in connection with the borrowing of money or the obtaining of advances or credit (other than trade credit in the ordinary course of business) and (b) do not in the aggregate materially detract from the value of the property or materially impair the use thereof in the operation of business by the Company or any Subsidiary.

            "Person" means any individual, corporation, partnership, limited liability company or partnership, joint venture, association, joint-stock company, trust, unincorporated organization, or government (including any agency or political subdivision thereof).

            "Preferred Equity Interest" means any Equity Interest of a Person, however designated, which entitles the holder thereof to a preference with respect to dividends, distributions or liquidation proceeds of such Person over the holders of any other Equity Interest issued by such Person.

            "Private Placement Legend" means the legend set forth in Section 2.06(g)(i).

            "Property" or "property" of any Person means all types of real, personal, tangible, intangible or mixed property owned by such Person whether or not included in the most recent consolidated balance sheet of such Person and its Subsidiaries under GAAP.

            "Public Equity Offering" means, with respect to any Person, a public offering by such Person of some or all of its Common Equity Interests other than Disqualified Equity Interests (however designated and whether voting or non-voting) and any and all rights, warrants or options to acquire such Equity Interests.

            "Purchase Money Indebtedness" means Indebtedness incurred to finance the purchase price of Property (including Indebtedness existing at the time such Property was acquired if such Indebtedness was assumed in connection with such acquisition); provided that the principal amount of such Indebtedness does not exceed 100% of the purchase price of such Property.

            "Qualified Institutional Buyer" or "QIB" shall have the meaning specified in Rule 144A promulgated under the Securities Act.

            "Redemption Date" when used with respect to any Note to be redeemed means the date fixed for such redemption pursuant to this Indenture.

            "Refinancing Indebtedness" means Indebtedness that refunds, refinances, renews, or replaces ("refinances") any Indebtedness of the Company or its Subsidiaries outstanding on the Issue Date or other Indebtedness permitted to be incurred by the Company or its Subsidiaries pursuant to the terms of this Indenture, whether involving the same or any other lender or creditor or group of lenders or creditors, but only to the extent that (i) the Refinancing Indebtedness is subordinated to the Notes or the Guarantees, as applicable, to at least the same extent as the Indebtedness being refinanced, if at all, (ii) the Refinancing Indebtedness is scheduled to mature either (a) no earlier than the Indebtedness being refinanced, or (b) after the maturity date of the Notes, (iii) except where such Refinancing Indebtedness is Attributable Indebtedness, has a Weighted Average Life to Maturity at the time such Refinancing Indebtedness is incurred that is equal to or greater than the Weighted Average Life to Maturity of the Indebtedness being refinanced, (iv) except where such Refinancing Indebtedness is Attributable Indebtedness, such Refinancing Indebtedness is in an aggregate principal amount that is less than or equal to the aggregate principal or accreted amount (in the case of any Indebtedness issued with original issue discount, as such) then outstanding under the Indebtedness being refinanced plus the amount of all fees and expenses (including premiums and penalties) associated with such refinancing), and (v) such Refinancing Indebtedness is incurred by the same Person that initially incurred the Indebtedness being refinanced, except that the Company or a Guarantor may incur Refinancing Indebtedness to refinance Indebtedness of the Company or any Guarantor.

            "Registration Rights Agreement" means the Registration Rights Agreement, dated as of March 11, 1998, by and among the Company and the other parties named on the signature pages thereof, as such agreement may be amended, modified or supplemented from time to time.

            "Regulation S" means Regulation S promulgated under the Securities Act.

            "Restricted Certificated Note" means a Certificated Note bearing the Private Placement Legend.

            "Restricted Global Note" means a Global Note bearing the Private Placement Legend.

            "Restricted Investment" means an Investment other than a Permitted Investment.

            "Restricted Payment" means any of the following: (i) the declaration or payment of any dividend or any other distribution or payment on Equity Interests of the Company or any Subsidiary thereof (including, without limitation, any payment in connection with any merger or consolidation including the Company) or any payment made to the direct or indirect holders (in their capacities as such) of Equity Interests of the Company or any Subsidiary or Affiliate thereof (other than (a) dividends or distributions payable solely in Equity Interests of the Company (other than Disqualified Equity Interests) or in options, warrants or other rights to purchase Equity Interests of the Company (other than Disqualified Equity Interests) or (b) dividends or distributions payable to the Company or to a Wholly Owned Subsidiary of the Company), (ii) the purchase, redemption or other acquisition or retirement for value of any Equity Interests of the Company or any Subsidiary or Affiliate thereof (other than Equity Interests owned by the Company or a Wholly Owned Subsidiary, excluding Disqualified Equity Interests), (iii) the making of any principal payment on, or the purchase, defeasance, repurchase, redemption, or other acquisition or retirement for value, prior to any scheduled maturity, scheduled repayment, or scheduled sinking fund payment, of any Subordinated Indebtedness (except, if no Default or Event of Default is continuing or would result therefrom, any such payment, purchase, defeasance, repurchase, redemption, or other acquisition or retirement for value made (a) out of Excess Proceeds available for general corporate purposes if (1) such payment or other action is required by this Indenture or other agreement or instrument pursuant to which such Subordinated Indebtedness was issued and (2) the Company has purchased all Notes and other Senior Indebtedness properly tendered pursuant to an Asset Sale Offer required under Section 4.20 or (b) upon the occurrence of a Change of Control if (1) such payment or other action is required by this Indenture or other agreement or instrument pursuant to which such Subordinated Indebtedness was issued and (2) the Company has purchased all Notes and other Senior Indebtedness properly tendered pursuant to the Change of Control Offer resulting from such Change of Control), or (iv) the making of any Restricted

Investment. For purposes of determining the amount expended for Restricted Payments, cash distributed or invested shall be valued at the face amount thereof and property other than cash shall be valued at its fair market value.

            "Rule 144A" means Rule 144A promulgated under the Securities Act.

            "Sale and Lease-Back Transaction" means any arrangement with any Person providing for the leasing by the Company or any Subsidiary of the Company of any real or tangible personal property, which (i) property has been or is to be sold, conveyed, or transferred by the Company or such Subsidiary to such Person in contemplation of such leasing and (ii) constitutes an Asset Sale permitted under Section 4.20.

            "SEC" means the Securities and Exchange Commission.

            "Securities Act" means the Securities Act of 1933, as amended.

            "Senior Indebtedness" means Indebtedness of any Person which is not Subordinated Indebtedness.

            "Shelf Registration Statement" means the Shelf Registration Statement as defined in the Registration Rights Agreement.

            "Significant Subsidiary" shall have the meaning set forth in Rule 1-02 of Regulation S-X promulgated by the Commission.

            "Subordinated Indebtedness" means Indebtedness of the Company or any Guarantor which is expressly subordinated in right of payment to the Notes or a Guarantee, as the case may be.

            "Subsidiary" of any specified Person means any corporation, partnership, joint venture, association or other business entity, whether now existing or hereafter organized or acquired, (i) in the case of a corporation, of which more than 50% of the total voting power of the Equity Interests entitled (without regard to the occurrence of any contingency) to vote in the election of directors, officers or trustees thereof is held by such first-named Person or any of its Subsidiaries, or (ii) in the case of a partnership, joint venture, association, or other business entity, with respect to which such first-named Person or any of its Subsidiaries has the power to direct or cause the direction of the management and policies of such entity by contract or otherwise or if in accordance with GAAP such entity is consolidated with the first-named Person for financial statement purposes. Notwithstanding the foregoing, an Unrestricted Subsidiary shall not be deemed a Subsidiary of the Company other than for purposes of the definition of Unrestricted Subsidiary, unless the Company shall have designated such Unrestricted Subsidiary as a "Subsidiary" by written notice to the Trustee. An Unrestricted Subsidiary may be designated as a Subsidiary at any time by the Company by written notice to the Trustee; provided, however, that (i) no Default or Event of Default shall have occurred and be continuing or would arise therefrom and (ii) if such Unrestricted Subsidiary is an obligor of any Indebtedness, any such designation shall be deemed to be an incurrence as of the date of such designation by the Company of such Indebtedness and immediately after giving effect to such designation, the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) pursuant to Section 4.06.

            "Temporary Cash Investments" means (i) United States dollars, (ii) any evidence of Indebtedness issued or directly and fully guaranteed or insured by the United States government or any agency or instrumentality thereof (provided the full faith and credit of the United States government is behind such obligation) having maturities of not more than six months from the date of acquisition, (iii) certificates of deposit and eurodollar time deposits with maturities of six months or less from the date of acquisition, demand deposits, bankers' acceptances with maturities not exceeding six months, and overnight bank deposits, in each case with any domestic commercial bank that is a member of the Federal Reserve System and having capital and surplus in excess of $500.0 million, or whose short-term debt has the highest rating obtainable from Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"),
(iv) any money market deposit account issued or offered by a domestic commercial bank that is a member of the Federal Reserve System and having capital and surplus in excess of $500.0 million, or whose short-term debt has the highest rating obtainable from Moody's or S&P, (v) repurchase obligations with a term of not more than seven days for underlying securities of the types described in clauses (ii) and (iii) above entered into with any financial institution meeting the qualifications specified in clause (iii) above, (vi) commercial paper having the highest rating obtainable from Moody's or S&P, and in each case maturing within 180 days after the date of acquisition, and (vii) investments in money market funds having assets in excess of $500.0 million, consisting solely of investments of the types described in (i) through (vi) above.

            "TIA" means the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the Issue Date (except as provided in Section 8.03 hereof).

            "Treasury Rate" means, at any time of computation, the yield to maturity at such time (as compiled by and published in the most recent Federal Reserve Statistical Release H.15(519), which has become publicly available at least two business days prior to the date of the redemption notice or, if such Statistical Release is no longer published, any publicly available source of similar market data) of United States Treasury securities with a constant maturity most nearly equal to the Make-Whole Average Life; provided, however, that if the Make-Whole Average Life is not equal to the constant maturity of the United States Treasury security for which a weekly average yield is given, the Treasury Rate shall be obtained by linear interpolation (calculated to the nearest one-twelfth of a year) from the weekly average yields of United States Treasury securities for which such yields are given, except that if the Make-Whole Average Life is less than one year, the weekly average yield on actually traded United States Treasury securities adjusted to a constant maturity of one year shall be used.

            "Trust Officer" when used with respect to the Trustee, means any officer or assistant officer of the Trustee assigned to the Corporate Trust Administration department or similar department performing corporate trust work of the Trustee or any successor to such department or, in the case of a successor Trustee, any officer of such successor Trustee performing corporate trust functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

            "Trustee" means the party named as such in this Indenture until a successor replaces it pursuant to this Indenture and thereafter means the successor.

            "Unrestricted Certificated Note" means one or more Certificated Notes that do not bear and are not required to bear the Private Placement Legend, do not contain Paragraph 1(b) of the form of Note attached hereto as Exhibit A, and the principal of which does not accrue Liquidated Damages.

            "Unrestricted Global Note" means a permanent global Note in the form of Exhibit A attached hereto that bears the Global Note Legend and that has the "Schedule of Exchanges of Interests in the Global Note" attached thereto, and that is deposited with or on behalf of and registered in the name of the Depositary, representing Notes that do not bear the Private Placement Legend, do not contain Paragraph 1(b) of form of Note attached hereto as Exhibit A, and the principal of which does not accrue Liquidated Damages.

            "Unrestricted Subsidiary" means any Subsidiary of the Company which shall have been designated as an Unrestricted Subsidiary in accordance with this Indenture. An Unrestricted Subsidiary may be designated as a Subsidiary at a later date in the manner provided in the definition of "Subsidiary" above.

            "U.S. Government Obligations" means (i) securities that are direct obligations of the United States of America for the payment of which its full faith and credit are pledged or (ii) obligations of a Person controlled or supervised by and acting as an agency or instrumentality of the United States of America, the payment of which is unconditionally guaranteed as a full faith and credit obligation by the United States of America, which, in either case, are not callable or redeemable at the option of the issuer thereof, and shall also include a depository receipt issued by a bank (as defined in Section 3(a)(2) of the Securities Act) as custodian with respect to any such U.S. Government Obligation or a specific payment of principal of or interest on any such U.S. Government Obligation held by such custodian for the account of the Holder of such depository receipt; provided that (except as required by law) such custodian is not authorized to make any deduction from the amount payable to the Holder of such depository receipt from any amount received by the custodian in respect of the U.S. Government Obligation or a specific payment of principal or interest on any such U.S. Government Obligation held by such custodian for the account of the Holder of such depository receipt.

            "Weighted Average Life to Maturity" means, when applied to any Indebtedness at any date the number of years obtained by dividing (i) the sum of the products obtained by multiplying (a) the amount of each then remaining installment, sinking fund, serial maturity or other required payments of principal, including payment at final maturity, in respect thereof, by (b) the number of years (calculated to the nearest one-twelfth) that will elapse between such date and the making of such payment, by (ii) the then outstanding principal amount of such Indebtedness.

            "Wholly Owned Subsidiary" means any Subsidiary, all of the outstanding Equity Interests (except directors' qualifying shares or shares required to be held by foreign nationals, in each case to the extent mandated by applicable law) of which are owned, directly or indirectly, by the Company.

Section 1.02.  Other Definitions.

            The definitions of the following terms may be found in the sections indicated as follows:

            Term                                Defined in Section
            ----                                ------------------

            "Affiliate Transaction".......................... 4.08
            "Agent Members"...................................2.01
            "Bankruptcy Law"..................................6.01
            "Base Period......................................4.07
            "Business Day"...................................11.08
            "Change of Control Offer".........................4.19
            "Change of Control Payment Date"..................4.19
            "Change of Control Purchase Price"................4.19
            "Covenant Defeasance".............................9.03
            "Custodian".......................................6.01
            "DTC".............................................2.03
            "Event of Default"................................6.01
            "Excess Proceeds".................................4.20
            "Excess Proceeds Offer"...........................4.20
            "Exchange Securities".............................2.02
            "Global Notes"....................................2.01
            "Legal Defeasance"................................9.02
            "Legal Holiday"..................................11.08
            "Other Consideration".............................4.20
            "Noteholder" ("Holder") ..........................1.01
            "Paying Agent"....................................2.03
            "Physical Notes"..................................2.12
            "Private Exchange"................................2.02
            "Private Exchange Securities".....................2.02
            "Registrar".......................................2.03
            "Reinvestment Dates"..............................4.20
            "Required Filing Date"............................4.02
            "Subsidiary Indebtedness".........................4.10

Section 1.03.  Incorporation by Reference of Trust Indenture Act.

            Whenever this Indenture refers to a provision of the TIA, the portion of such provision required to be incorporated herein in order for this Indenture to be qualified under the TIA is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:

            "Commission" means the SEC.

            "indenture securities" means the Notes.

            "indenture securityholder" means a Noteholder.

            "indenture to be qualified" means this Indenture.

            "indenture trustee" or "institutional trustee" means the Trustee.

            "obligor on this Indenture securities" means the Company, the Guarantors or any other obligor on the Notes.

            All other terms used in this Indenture that are defined by the TIA, defined in the TIA by reference to another statute or defined by SEC rule have the meanings therein assigned to them.

Section 1.04.  Rules of Construction.

            Unless the context otherwise requires:

            (1) a term has the meaning assigned to it herein, whether defined expressly or by reference;

            (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;

            (3) "or" is not exclusive;

            (4) words in the singular include the plural, and in the plural include the singular;

            (5) words used herein implying any gender shall apply to every gender; and

            (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or Subdivision, unless expressly stated otherwise.

                                   ARTICLE 2.

                                    THE NOTES

Section 2.01.  Dating; Incorporation of Form in Indenture.

            The Notes and the Trustee's certificate of authentication shall be substantially in the form of Exhibit A hereto. The Notes may have notations, legends or endorsements required by law, stock exchange rule or usage. Each Note shall be dated the date of its authentication. The Notes shall be in denominations of $1,000 and integral multiples thereof.

            The terms and provisions contained in the Notes shall constitute, and are hereby expressly made, a part of this Indenture and the Company, the Guarantors and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby. However, to the extent any provision of any Note conflicts with the express provisions of this Indenture, the provisions of this Indenture shall govern and be controlling.

            Notes issued in global form shall be substantially in the form of Exhibit A attached hereto (including the Global Note Legend and the "Schedule of Exchanges in the Global Note" attached thereto). Notes issued in certificated form shall be substantially in the form of Exhibit A attached hereto (but without the Global Note Legend and without the "Schedule of Exchanges of Interests in the Global Note" attached thereto). Each Global Note shall represent such of the outstanding Notes as shall be specified therein and each shall provide that it shall represent the aggregate principal amount of outstanding Notes from time to time endorsed thereon and that the aggregate principal amount of outstanding Notes represented thereby may from time to time be reduced or increased, as appropriate, to reflect exchanges and redemptions. Any endorsement of a Global Note to reflect the amount of any increase or decrease in the aggregate principal amount of outstanding Notes represented thereby shall be made by the Trustee or the Note Custodian, at the direction of the Trustee, in accordance with instructions given by the Holder thereof as required by Section 2.06 hereof.

            The provisions of the "Operating Procedures of the Euroclear System" and "Terms and Conditions Governing Use of Euroclear" and the "General Terms and Conditions of Cedel Bank" and "Customer Handbook" of Cedel Bank shall be applicable to transfers of beneficial interests in the Regulation S Restricted Global Notes and the Unrestricted Global Notes, in the form of Exhibit A hereto ("Global Notes") that are held by the Members of, or participants in, the Depositary ("Agent Members") through Euroclear or Cedel Bank.

Section 2.02.  Execution and Authentication.

            The Notes shall be executed on behalf of the Company by two Officers of the Company or an Officer and an Assistant Secretary of the Company. Such signatures may be either manual or facsimile.

            If an Officer whose signature is on a Note no longer holds that office at the time the Trustee authenticates the Note or at anytime thereafter, the Note shall be valid nevertheless.

            A Note shall not be valid until the Trustee manually signs the certificate of authentication on the Note. Such signature shall be conclusive evidence that the Note has been authenticated under this Indenture.

            The Trustee or an authenticating agent shall authenticate Notes for original issue in the aggregate principal amount of $150,000,000 upon a Company Request. The aggregate principal amount of Notes outstanding at any time may not exceed such amount except as provided in Section 2.07 hereof. Upon receipt of the Company Request and an Officers' Certificate certifying that the registration statement relating to the exchange offer specified in the Registration Rights Agreement is effective or that the conditions precedent to a Private Exchange (as defined in the Registration Rights Agreement) thereunder have been met, the Trustee shall authenticate Notes in an aggregate principal amount not to exceed $150,000,000 for issuance in exchange for all Notes previously issued and tendered for exchange pursuant to an exchange offer registered under the Securities Act or pursuant to a Private Exchange. Exchange Securities (as defined in the Registration Rights Agreement) or Private Exchange Securities (as defined in the Registration Rights Agreement) may have such distinctive series designations and such changes in the form thereof as are specified in the Company Request referred to in the preceding sentence. The Notes shall be issuable only in registered form without coupons and only in denominations of $1,000 and integral multiples thereof.

            The Trustee may appoint an authenticating agent acceptable to the Company to authenticate Notes. Unless limited by the terms of such appointment, an authenticating agent may authenticate Notes whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. Such authenticating agent shall have the same right as the Trustee in dealing with the Company or an Affiliate. Notwithstanding the foregoing, only the Trustee may authenticate any replacement Note authenticated pursuant to Section 2.07.

Section 2.03.  Registrar and Paying Agent.

            The Company shall appoint a registrar, which shall maintain an office or agency where Notes may be presented for registration of transfer or for exchange ("Registrar"), and a paying agent, which shall maintain an office or agency where Notes may be presented for payment ("Paying Agent") and shall maintain an office or agency where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served, each located in the City and State of New York. The Registrar shall keep a register of the Notes and of their transfer and exchange. The Company may appoint one or more co-registrars and one or more additional paying agents. Neither the Company nor any Affiliate may act as Paying Agent. The Company may change any Paying Agent, Registrar or co-registrar without notice to any Noteholder.

            The Company shall enter into an appropriate agency agreement with any Registrar or Paying Agent not a party to this Indenture. The agreement shall implement the provisions of this Indenture that relate to such Agent. The Company shall notify the Trustee of the name and address of any such Agent. If the Company fails to maintain a Registrar or Paying Agent, or agent for service of notices and demands, or fails to give the foregoing notice, the Trustee shall act as such and shall be entitled to appropriate compensation pursuant to
Section 7.07. The Company initially appoints the Trustee as Registrar, Paying Agent and agent for service of notices and demands in connection with the Notes.

      The Company initially appoints the Depositary Trust Company ("DTC") to act as Depositary with respect to the Global Notes.

Section 2.04.  Paying Agent to Hold Money in Trust.

            On or before each due date of the principal of and interest on any Notes, the Company shall deposit with the Paying Agent a sum sufficient to pay such principal and interest so becoming due. Each Paying Agent shall hold in trust for the benefit of the Noteholders or the Trustee all money held by the Paying Agent for the payment of principal of or interest on the Notes (whether such money has been paid to it by the Company or any other obligor on the Notes), and the Company and the Paying Agent shall notify the Trustee of any default by the Company (or any other obligor on the Notes) in making any such payment. Money held in trust by the Paying Agent need not be segregated except as required by law and in no event shall the Paying Agent be liable for any interest on any money received by it hereunder. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and the Trustee, may at any time during the continuance of any Event of Default specified in Section 6.01(1) or (2), upon written request to a Paying Agent, require such Paying Agent to forthwith pay to the Trustee all sums so held in trust by such Paying Agent together with a complete accounting of such sums. Upon doing so, the Paying Agent shall have no further liability for the money delivered to the Trustee.

Section 2.05.  Noteholder Lists.

            The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Noteholders. If the Trustee is not the Registrar, the Company shall furnish to the Trustee in writing on or before the fifth Business Day before each Interest Payment Date, as of the relevant record date, and at such other times as the Trustee may request in writing, a list in such form and as of such date as the Trustee may reasonably require of the names and addresses of Noteholders, including the aggregate principal amount of Notes held by each such Noteholder.

Section 2.06.  Transfer and Exchange.

            Holders of the Notes may transfer or exchange Notes in accordance with this Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents, and to pay any taxes and fees required by law or permitted by this Indenture. The Registrar is not required to transfer or exchange any Note selected for redemption. Also, the Registrar is not required to transfer or exchange any Note for a period of 15 days before selection of the Notes to be redeemed.

            (a) Transfer and Exchange of Global Notes. A Global Note may not be transferred as a whole except by the Depositary to a nominee of the Depositary, by a nominee of the Depositary to the Depositary or to another nominee of the Depositary, or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. All Global Notes will be exchanged by the Company for Certificated Notes if (i) the Company delivers to the Trustee notice from the Depositary that it is unwilling or unable to continue to act as Depositary or that it is no longer a clearing agency registered under the Exchange Act and, in either case, a successor Depositary is not appointed by the Company within 90 days after the date of such notice from the Depositary or (ii) the Company in its sole discretion determines that the Global Notes (in whole but not in part) should be exchanged for Certificated Notes and delivers a written notice to such effect to the Trustee. Upon the occurrence of either of the preceding events in (i) or (ii) above, Certificated Notes shall be issued in such names as the Depositary or the Company shall instruct the Trustee. Global Notes also may be exchanged or replaced, in whole or in part, as provided in Sections 2.07 and 2.10 hereof. Every Note authenticated and delivered in exchange for, or in lieu of, a Global Note or any portion thereof, pursuant to
Section 2.07 or 2.10 hereof, shall be authenticated and delivered in the form of, and shall be, a Global Note. A Global Note may not be exchanged for another Note other than as provided in this Section 2.06(a), however, beneficial interests in a Global Note may be transferred and exchanged as provided in
Section 2.06(b), (c) or (f) hereof.

            (b) Transfer and Exchange of Beneficial Interests in the Global Notes. The transfer and exchange of beneficial interests in the Global Notes shall be effected through the Depositary, in accordance with the provisions of this Indenture and the Applicable Procedures. Beneficial interests in the Restricted Global Notes shall be subject to restrictions on transfer comparable to those set forth herein to the extent required by the Securities Act. Transfers of beneficial interests in the Global Notes also shall require compliance with either subparagraph (i) or (ii) below, as applicable, as well as one or more of the other following subparagraphs as applicable:

                  (i) Transfer of Beneficial Interests in the Same Global Note. Beneficial interests in any Restricted Global Note may be transferred to Persons who take delivery thereof in the form of a beneficial interest in the same Restricted Global Note in accordance with the transfer restrictions set forth in the Private Placement Legend; provided, however, that prior to the expiration of any restricted period under applicable law, transfers of beneficial interests in the Regulation S Global Note may not be made to a U.S. Person or for the account or benefit of a U.S. Person (other than an Initial Purchaser). Beneficial interests in any Unrestricted Global Note may be transferred only to Persons who take delivery thereof in the form of a beneficial interest in an Unrestricted Global

      Note. No written orders or instructions shall be required to be delivered to the Registrar to effect the transfers described in this Section 2.06(b)(i).

                  (ii) All Other Transfers and Exchanges of Beneficial Interests in Global Notes. In connection with all transfers and exchanges of beneficial interests (other than a transfer of a beneficial interest in a Global Note to a person who takes delivery thereof in the form of a beneficial interest in the same Global Note), the transferor of such beneficial interest must delivery to the Registrar either (A)(1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to credit or cause to be credited a beneficial interest in another Global Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given in accordance with the Applicable Procedures containing information regarding the Participant account to be credited with such increase or (B)(1) a written order from a Participant or an Indirect Participant given to the Depositary in accordance with the Applicable Procedures directing the Depositary to cause to be issued a Certificated Note in an amount equal to the beneficial interest to be transferred or exchanged and (2) instructions given by the Depositary to the Registrar containing information regarding the Person in whose name such Certificated Note shall be registered to effect the transfer or exchange referred to in (1) above. Upon an Exchange Offer by the Company in accordance with Section 2.06(f) hereof, the requirements of this Section 2.06(b)(ii) shall be deemed to have been satisfied upon receipt by the Registrar of the instructions contained in the Letter of Transmittal delivered by the Holder of such beneficial interests in the Restricted Global Notes. Upon satisfaction of all of the requirements for transfer or exchange of beneficial interests in Global Notes contained in this Indenture, the Notes and otherwise applicable under the Securities Act, the Trustee shall adjust the principal amount of the relevant Global Note(s) pursuant to Section 2.06(h) hereof.

                  (iii) Transfer of Beneficial Interests to Another Restricted Global Note. A beneficial interest in any Restricted Global Note may be transferred to a Person who takes delivery thereof in the form of a beneficial interest in another Restricted Global Note if the transfer complies with the requirements of clause (ii) above and the Registrar receives the following:

                        (A) if the transferee will take delivery in the form of
            a beneficial interest in the 144A Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                        (B) if the transferee will take delivery in the form of
            a beneficial interest in the Regulation S Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                        (C) if the transferee will take delivery in the form of
            a beneficial interest in the IAI Global Note, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications and certificates and an Opinion of Counsel required by item (3) thereof, if applicable.

                  (iv) Transfer and Exchange of Beneficial Interests in a Restricted Global Note for Beneficial Interests in the Unrestricted Global Note. A beneficial interest in any Restricted Global Note may be exchanged by any Holder thereof for a beneficial interest in an Unrestricted Global Note or transferred to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note if the exchange or transfer complies with the requirements of clause (ii) above and:

                        (A) such exchange or transfer is effected pursuant to
            the Exchange Offer in accordance with the Registration Rights Agreement and the Holder of the beneficial interest to be transferred, in the case of an exchange, or the transferee, in the case of a transfer, is not (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                        (B) any such transfer is effected pursuant to the Shelf
            Registration Statement in accordance with the Registration Rights Agreement;

                        (C) any such transfer is effected by a Participating
            Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                        (D) the Registrar receives the following:

                              (1) if the Holder of such beneficial interest in a
                  Restricted Global Note proposes to exchange such beneficial interest for a beneficial interest in an Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(a) thereof;

                              (2) if the Holder of such beneficial interest in a
                  Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a beneficial interest in an Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and

                              (3) in each such case set forth in this
                  subparagraph (D), an Opinion of Counsel in form reasonably acceptable to the Registrar to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are not required in order to maintain compliance with the Securities Act.

            If any such transfer is effected pursuant to subparagraph (B) or (D) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an authentication order in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of beneficial interests transferred pursuant to subparagraph
(B) or (D) above.

            Beneficial interests in an Unrestricted Global Note cannot be exchanged for, or transferred to Persons who take delivery thereof in the form of, a beneficial interest in a Restricted Global Note.

            (c) Transfer or Exchange of Beneficial Interests for Certificated Notes.

                  (i) If any Holder of a beneficial interest in a Restricted Global Note proposes to exchange such beneficial interest for a Certificated Note or to transfer such beneficial interest to a Person who takes delivery thereof in the form of a Certificated Note, then, upon receipt by the Registrar of the following documentation:

                        (A) if the Holder of such beneficial interest in a
            Restricted Global Note proposes to exchange such beneficial interest for a Certificated Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(a) thereof;

                        (B) if such beneficial interest is being transferred to
            a QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                        (C) if such beneficial interest is being transferred to
            a Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (2) thereof;

                        (D) if such beneficial interest is being transferred
            pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1)(a) thereof;

                        (E) if such beneficial interest is being transferred to
            an Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (C) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                        (F) if such beneficial interest is being transferred to
            the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item
            (3)(b) thereof; or

                        (G) if such beneficial interest is being transferred
            pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof,

the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Certificated Note in the appropriate principal amount. Any Certificated Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this section 2.06(c)(i) shall be registered in such name or names and in such authorized denomination or denominations as the Holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Certificated Notes to the Person in whose names such Notes are so registered. Any Certificated Note issued in exchange for a beneficial interest in a Restricted Global Note pursuant to this Section 2.06(c)(i) shall bear the Private Placement Legend and shall be subject to all restrictions on transfer contained therein.

                  (ii) Notwithstanding 2.06(c)(i) hereof, a Holder of a beneficial interest in a Restricted Global Note may exchange such beneficial interest for an Unrestricted Certificated Note or may transfer such beneficial interest to a Person who takes delivery thereof in the form of an Unrestricted Certificated Note only if:

                        (A) such exchange or transfer is effected pursuant to
            the Exchange Offer in accordance with the Registration Rights Agreement and the Holder of such beneficial interest, in the case of an exchange, or the transferee, in the case of a transfer, is not
            (1) a broker-dealer, (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                        (B) any such transfer is effected pursuant to the Shelf
            Registration Statement in accordance with the Registration Rights Agreement;

                        (C) any such transfer is effected by a Participating
            Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                        (D) the Registrar receives the following:

                              (1) if the Holder of such beneficial interest in a
                  Restricted Global Note proposes to exchange such beneficial interest for a Certificated Note that does not bear the Private Placement Legend, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(b) thereof;

                              (2) if the Holder of such beneficial interest in a
                  Restricted Global Note proposes to transfer such beneficial interest to a Person who shall take delivery thereof in the form of a Certificated Note that does not bear the Private Placement Legend, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and

                              (3) in each such case set forth in this
                  subparagraph (D), an Opinion of Counsel in form reasonably acceptable to the Company, to the effect that such exchange or transfer is in compliance with the Securities Act and that the restrictions on transfer contained herein and in the Private Placement Legend are not required in order to maintain compliance with the Securities Act.

                  (iii) If any Holder of a beneficial interest in an Unrestricted Global Note proposes to exchange such beneficial interest for a Certificated Note or to transfer such beneficial interest to a person who takes delivery thereof in the form of a Certificated Note, then, upon satisfaction of the conditions set forth in Section 2.06(b)(ii) hereof, the Trustee shall cause the aggregate principal amount of the applicable Global Note to be reduced accordingly pursuant to Section 2.06(h) hereof, and the Company shall execute and the Trustee shall authenticate and deliver to the Person designated in the instructions a Certificated Note in the appropriate principal amount. Any Certificated Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iii) shall be registered in such name or names and in such authorized denomination or denominations as the Holder of such beneficial interest shall instruct the Registrar through instructions from the Depositary and the Participant or Indirect Participant. The Trustee shall deliver such Certificated Notes to the Persons in whose names such Notes are so registered. Any Certificated Note issued in exchange for a beneficial interest pursuant to this Section 2.06(c)(iii) shall not bear the Private Placement Legend. A beneficial interest in an Unrestricted Global Note cannot be exchanged for a Certificated Note bearing the Private Placement Legend or transferred to a Person who takes delivery thereof in the form of a Certificated Note bearing the Private Placement Legend.

            (d) Transfer and Exchange of Certificated Notes for Beneficial Interests.

                  (i) If any Holder of a Restricted Certificated Note proposes to exchange such Note for a beneficial interest in a Restricted Global Note or to transfer such Certificated Notes to a Person who takes delivery thereof in the form of a beneficial interest in a Restricted Global Note, then, upon receipt by the Registrar of the following documentation:

                        (A) if the Holder of such Restricted Certificated Note
            proposes to exchange such Note for a beneficial interest in a Restricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (2)(b) thereof;

                        (B) if such Certificated Note is being transferred to a
            QIB in accordance with Rule 144A under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (1) thereof;

                        (C) if such Certificated Note is being transferred to a
            Non-U.S. Person in an offshore transaction in accordance with Rule 903 or Rule 904 under the Securities Act, a certificate to the effect set forth in Exhibit C hereto, including the certifications in item (2) thereof;

                        (D) if such Certificated Note is being transferred
            pursuant to an exemption from the registration requirements of the Securities Act in accordance with Rule 144 under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item 3(a) thereof;

                        (E) if such Certificated Note is being transferred to an
            Institutional Accredited Investor in reliance on an exemption from the registration requirements of the Securities Act other than those listed in subparagraphs (B) through (D) above, a certificate to the effect set forth in Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable;

                        (F) if such Certificated Note is being transferred to
            the Company or any of its Subsidiaries, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item
            (3)(b) thereof; or

                        (G) if such Certificated Note is being transferred
            pursuant to an effective registration statement under the Securities Act, a certificate to the effect set forth in Exhibit B hereto, including the certifications in item (3)(c) thereof,

the Trustee shall cancel the Certificated Note, increase or cause to be increased the aggregate principal amount of, in the case of clause (A) above, the appropriate Restricted

Global Note, in the case of clause (B) above, the 144A Global Note, in the case of clause (C) above, the Regulation S Global Note, and in all other cases, the IAI Global Note.

                  (ii) A Holder of a Restricted Certificated Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Restricted Certificated Note to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note only if:

                        (A) such exchange or transfer is effected pursuant to
            the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, is not (1) a broker-dealer,
            (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                        (B) any such transfer is effected pursuant to the Shelf
            Registration Statement in accordance with the Registration Rights Agreement;

                        (C) any such transfer is effected by a Participating
            Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                        (D) the Registrar receives the following:

                              (1) if the Holder of such Certificated Notes
                  proposes to exchange such Notes for a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item (1)(c) thereof;

                              (2) if the Holder of such Certificated Notes
                  proposes to transfer such Notes to a Person who shall take delivery thereof in the form of a beneficial interest in the Unrestricted Global Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and

                              (3) in each such case set forth in this
                  subparagraph (D), an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act, that the restrictions on transfer contained herein and in the Private Placement Legend are not required in order to maintain compliance with the Securities Act, and such Certificated Notes are being exchanged or transferred in compliance with any applicable blue sky securities laws of any State of the United States.

      Upon satisfaction of the conditions of any of the subparagraphs in this
      Section 2.06(d)(ii), the Trustee shall cancel the Certificated Notes and increase or cause to be increased the aggregate principal amount of the Unrestricted Global Note.

                  (iii) A Holder of an Unrestricted Certificated Note may exchange such Note for a beneficial interest in an Unrestricted Global Note or transfer such Certificated Notes to a Person who takes delivery thereof in the form of a beneficial interest in an Unrestricted Global Note at any time. Upon receipt of a request for such an exchange or transfer, the Trustee shall cancel the applicable Unrestricted Certificated Note and increase or cause to be increased the aggregate principal amount of one of the Unrestricted Global Notes.

            If any such exchange or transfer from a Certificated Note to a beneficial interest is effected pursuant to subparagraphs (ii)(B), (ii)(D) or
(iii) above at a time when an Unrestricted Global Note has not yet been issued, the Company shall issue and, upon receipt of an authentication order in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of beneficial interests transferred pursuant to subparagraphs
(ii)(B), (ii)(D) or (iii) above.

            (e) Transfer and Exchange of Certificated Notes for Certificated Notes. Upon request by a Holder of Certificated Notes and such Holder's compliance with the provisions of this Section 2.06(e), the Registrar shall register the transfer or exchange of Certificated Notes. Prior to such registration of transfer or exchange, the requesting Holder shall present or surrender to the Registrar the Certificated Notes duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Registrar duly executed by such Holder or by his attorney, duly authorized in writing. In addition, the requesting Holder shall provide any additional certifications, documents and information, as applicable, pursuant to the provisions of this
Section 2.06(e).

                  (i) Restricted Certificated Notes may be transferred to and registered in the name of Persons who take delivery thereof if the Registrar receives the following:

                        (A) if the transfer will be made pursuant to Rule 144A
            under the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (1) thereof;

                        (B) if the transfer will be made pursuant to Rule 903 or
            Rule 904, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications in item (2) thereof; and

                        (C) if the transfer will be made pursuant to any other
            exemption from the registration requirements of the Securities Act, then the transferor must deliver a certificate in the form of Exhibit B hereto, including the certifications, certificates and Opinion of Counsel required by item (3) thereof, if applicable.

                  (ii) Any Restricted Certificated Note may be exchanged by the Holder thereof for an Unrestricted Certificated Note or transferred to a Person or Persons who take delivery thereof in the form of an Unrestricted Certificated Note if:

                        (A) such exchange or transfer is effected pursuant to
            the Exchange Offer in accordance with the Registration Rights Agreement and the Holder, in the case of an exchange, or the transferee, in the case of a transfer, is not (1) a broker-dealer,
            (2) a Person participating in the distribution of the Exchange Notes or (3) a Person who is an affiliate (as defined in Rule 144) of the Company;

                        (B) any such transfer is effected pursuant to the Shelf
            Registration Statement in accordance with the Registration Rights Agreement;

                        (C) any such transfer is effected by a Participating
            Broker-Dealer pursuant to the Exchange Offer Registration Statement in accordance with the Registration Rights Agreement; or

                        (D) the Registrar receives the following:

                              (1) if the Holder of such Restricted Certificated
                  Notes proposes to exchange such Notes for an Unrestricted Certificated Note, a certificate from such Holder in the form of Exhibit C hereto, including the certifications in item
                  (1)(a) thereof;

                              (2) if the Holder of such Restricted Certificated
                  Notes proposes to transfer such Notes to a Person who shall take delivery thereof in the form of an Unrestricted Certificated Note, a certificate from such Holder in the form of Exhibit B hereto, including the certifications in item (4) thereof; and

                              (3) in each such case set forth in this
                  subparagraph (D), an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such exchange or transfer is in compliance with the Securities Act, that the restrictions on transfer contained herein and in the Private Placement Legend are not required in order to maintain compliance with the Securities Act, and such Restricted Certificated Note is being exchanged or transferred in compliance with any applicable blue sky securities laws of any State of the United States.

                  (iii) A Holder of Unrestricted Certificated Notes may transfer such Notes to a Person who takes delivery thereof in the form of an Unrestricted Certificated Note. Upon receipt of a request for such a transfer, the Registrar shall register the Unrestricted Certificated Notes pursuant to the instructions from the Holder thereof. Unrestricted Certificated Notes cannot be exchanged for or transferred to Persons who take delivery thereof in the form of a Restricted Certificated Note.

            (f) Exchange Offer. Upon the occurrence of the Exchange Offer in accordance with the Registration Rights Agreement, the Company shall issue and, upon receipt of an authentication order in accordance with the Section 2.02, the Trustee shall authenticate (i) one or more Unrestricted Global Notes in an aggregate principal amount equal to the principal amount of the beneficial interests in the Restricted Global Notes tendered for acceptance by persons that are not (x) broker-dealers, (y) Persons participating in the distribution of the Exchange Notes or (z) Persons who are affiliates (as defined in Rule 144) of the Company and accepted for exchange in the Exchange Offer and (ii) Certificated Notes in an aggregate principal amount equal to the principal amount of the Restricted Certificated Notes accepted for exchange in the Exchange Offer. Concurrent with the issuance of such Notes, the Trustee shall cause the aggregate principal amount of the applicable Restricted Global Notes to be reduced accordingly, and the Company and the Guarantors shall execute and the Trustee shall authenticate and deliver to the Persons designated by the Holders of Certificated Notes so accepted Certificated Notes in the appropriate principal amount.

            (g) Legends. The following legends shall appear on the face of all Global Notes and Certificated Notes issued under this Indenture unless specifically stated otherwise in the applicable provisions of this Indenture.

                  (i)   Private Placement Legend.

                        (A) Except as permitted by subparagraph (B) below each
            Global Note and each Certificated Note (and all Notes issued in exchange therefor or substitution thereof) shall bear a legend in substantially the following form:

            "THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR
      (B) IT IS A NON-U.S. PERSON THAT IS OUTSIDE THE UNITED STATES; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY, (B) TO A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION IN COMPLIANCE WITH

      RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE), (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) OUTSIDE THE UNITED STATES TO A PERSON THAT IS NOT A "U.S. PERSON" AS DEFINED IN RULE 902 UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF SUCH HOLDER'S PROPERTY OR THE PROPERTY OF SUCH ACCOUNT AT ALL TIMES BE WITHIN ITS CONTROL AND TO COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY JURISDICTION; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THE TRANSFER RESTRICTIONS SET FORTH IN THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF ANY CERTIFICATED SECURITY, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE OF SUCH CERTIFICATED SECURITY RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT SUCH CERTIFICATED SECURITY TO THE TRUSTEE. IF ANY PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR APPLICABLE SECURITIES LAWS OF ANY JURISDICTION. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS."

                        (B) Notwithstanding the foregoing, any Global Note or
            Certificated Note issued pursuant to subparagraphs (b)(iv), (c)(ii),
            (c)(iii), (d)(ii), (d)(iii), (e)(ii), (e)(iii) or (f) to this
            Section 2.06 (and all Notes issued in exchange therefor or substitution thereof) shall not bear the Private Placement Legend.

                  (ii) Global Note Legend. Each Global Note shall bear a legend in substantially the following form:

      "THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS THEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.11 OF THE INDENTURE AND
      (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY."

            (h) Cancellation and/or Adjustment of Global Notes. At such time as all beneficial interests in a particular Global Note have been exchanged for Certificated Notes or a particular Global Note has been redeemed, repurchased or canceled in whole and not in part, each such Global Note shall be returned to or retained and canceled by the Trustee in accordance with Section 2.10 hereof. At any time prior to such cancellation, if any beneficial interest in a Global Note is exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note or for Certificated Notes, the principal amount of Notes represented by such Global Note shall be reduced accordingly and an endorsement shall be made on such Global Note, by the Trustee or by the Depositary at the direction of the Trustee, to reflect such reduction; and if the beneficial interest is being exchanged for or transferred to a Person who will take delivery thereof in the form of a beneficial interest in another Global Note, such other Global Note shall be increased accordingly and an endorsement shall be made on such Global Note, by the Trustee or by the Depositary at the direction of the Trustee, to reflect such increase. If appropriate, in accordance with Section 2.02 hereof, the Trustee shall authenticate one or more Global Notes in an aggregate principal amount equal to the principal amount of beneficial interests so transferred.

            (i)   General Provisions Relating to Transfers and Exchanges.

                  (i) To permit registrations of transfers and exchanges, the Company shall execute and the Trustee shall authenticate Global Notes and Certificated Notes upon the Company's order or at the Registrar's request.

                  (ii) No service charge shall be made to a Holder of a beneficial interest in a Global Note or to a Holder of a Certificated Note for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any transfer tax or similar governmental charge payable in connection therewith.

                  (iii) The Registrar shall not be required to register the transfer of or exchange any Note selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

                  (iv) All Global Notes and Certificated Notes issued upon any registration of transfer or exchange of Global Notes or Certificated Notes shall be the valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Global Notes or Certificated Notes surrendered upon such registration of transfer or exchange.

                  (v) The Company shall not be required (A) to issue, to register the transfer of or to exchange Notes during a period beginning at the opening of business 15 days before the day of any selection of Notes for redemption under Section 3.02 hereof and ending at the close of business on the day of selection, (B) to register the transfer of or to exchange any Note so selected for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part or (C) to register the transfer of or to exchange a Note between a record date and the next succeeding Interest Payment Date.

                  (vi) Prior to due presentment for the registration of a transfer of any Note, the Trustee, any Agent and the Company may deem and treat the Person in whose name any Note is registered as the absolute owner of such Note for the purpose of receiving payment of principal of and interest on such Notes and for all other purposes, and none of the Trustee, any Agent or the Company shall be affected by notice to the contrary.

                  (vii) The Trustee shall authenticate Global Notes and Certificated Notes in accordance with the provisions of Section 2.02 hereof.

                  (viii) All certifications, certificates and Opinions of Counsel required to be submitted to the Registrar pursuant to this Section
      2.06 to effect a transfer or exchange may be submitted by facsimile.

                  (ix) Neither the Company nor the Trustee will be liable for any delay by the Global Note Holder or the Depositary in identifying the beneficial owners of Notes and the Company and the Trustee may conclusively rely on, and will be protected in relying on, instructions from the Global Note Holder or the Depositary for all purposes.

Section 2.07.  Replacement Notes.

            If a mutilated Note is surrendered to the Registrar or Trustee or if the Holder of a Note presents evidence to the satisfaction of the Company and the Trustee that the Note has been lost, destroyed or wrongfully taken and of the ownership thereof, the Company shall issue and the Trustee shall authenticate a replacement Note if the Holder of such Note furnishes to the Company and the Trustee evidence reasonably acceptable to them of the ownership and destruction, loss or theft of such Note. An indemnity bond may be required by the Company or the Trustee that is sufficient in the judgment of the Company and the Trustee to protect the Company, the Trustee or any Agent from any loss which any of them may suffer if a Note is replaced. The Company and the Trustee each may charge for its expenses (including reasonable attorneys' fees and expenses) in replacing a Note. Every replacement Note is an additional obligation of the Company.

Section 2.08.  Outstanding Notes.

            Notes outstanding at any time are all Notes authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, and those described in this Section 2.08 as not outstanding.

            If a Note is replaced pursuant to Section 2.07, it ceases to be outstanding until the Company and the Trustee receive proof satisfactory to each of them that the replaced Note is held by a bona fide purchaser in whose hands such obligation is a legal, valid and binding obligation of the Company.

            If a Paying Agent holds on a Redemption Date or the Maturity Date money sufficient to pay the principal of, premium, if any, and all accrued interest with respect to Notes payable on that date and is not prohibited from paying such money to the Holders thereof pursuant to the terms of this Indenture, then on and after that date such Notes cease to be outstanding and interest on them ceases to accrue.

            Subject to Section 11.06, a Note does not cease to be outstanding solely because the Company or an Affiliate holds the Note.

Section 2.09.  Temporary Notes.

            Until definitive Notes are ready for delivery, the Company may prepare and the Trustee shall authenticate temporary Notes. Temporary Notes shall be substantially in the form, and shall carry all rights, benefits and privileges, of definitive Notes but may have variations that the Company considers appropriate for temporary Notes. Without unreasonable delay, the Company shall prepare and the Trustee shall authenticate definitive Notes in exchange for temporary Notes presented to it.

Section 2.10.  Cancellation.

            The Company at any time may deliver Notes to the Trustee for cancellation. The Registrar and the Paying Agent shall forward to the Trustee any Notes surrendered to them for transfer, exchange or payment. The Trustee shall cancel and shall destroy (subject to the record-retention requirements of the Exchange Act) or, upon written request of the Company, return to the Company all Notes surrendered for transfer, exchange, payment or cancellation. If such Notes are destroyed, upon written request of the Company, the Trustee shall deliver a certificate of destruction to the Company. Subject to Section 2.07 hereof, the Company may not issue new Notes to replace Notes in respect of which it has previously paid all principal, premium and interest accrued thereon, or delivered to the Trustee for cancellation.

Section 2.11.  Defaulted Interest.

            If the Company defaults in a payment of interest on the Notes, it shall pay the defaulted amounts, plus (to the extent permitted by law) any interest payable on defaulted amounts pursuant to Section 4.01 hereof, to the Persons who are Noteholders on a subsequent special record date. The Company shall fix the special record date and payment date in a manner satisfactory to the Trustee and provide the Trustee at least twenty days notice of the proposed amount of default interest to be paid and the special payment date. At least 15 days before the special record date, the Company shall mail or cause to be mailed to each Noteholder at his address as it appears on the Notes register maintained by the Registrar a notice that states the special record date, the payment date (which shall be not less than five nor more than ten days after the special record date), and the amount to be paid. In lieu of the foregoing procedures, the Company may pay defaulted interest in any other lawful manner satisfactory to the Trustee.

Section 2.12.  Deposit of Moneys.

            Prior to 10:00 a.m., New York City time, on each Interest Payment Date and the Maturity Date, the Company shall have deposited with the Paying Agent in New York, New York, or such other location as shall be designated by the Paying Agent, in immediately available funds money sufficient to make cash payments, if any (including, without limitation, Liquidated Damages, if any), due on such Interest Payment Date or Maturity Date, as the case may be, in a timely manner which permits the Trustee to remit payment to the Holders on such Interest Payment Date or Maturity Date, as the case may be. Payments in respect of the Global Notes (including principal, premium, interest and Liquidated Damages, if any) shall be made by wire transfer of immediately available funds to the accounts specified by the Holder of such Global Note. With respect to Certificated Notes, the Company will make all payments of principal, premium, interest and Liquidated Damages, if any, by wire transfer of immediately available funds to the accounts specified by the Holders thereof or, if no such account is specified, by mailing a check to each such Holder's registered address.

Section 2.13.  CUSIP Number.

            The Company in issuing the Notes may use a "CUSIP" number (or numbers), and if so, the Trustee shall use the CUSIP number(s) in notices of redemption or exchange as a convenience to Holders; provided that any such notice may state that no representation is made as to the correctness or accuracy of the CUSIP number(s) printed in the notice or on the Notes, and that reliance may be placed only on the other identification numbers printed on the Notes. The Company will promptly notify in writing the Trustee of any such CUSIP number used by the Company in connection with the Notes and any change in such CUSIP number.

Section 2.14.  Wire Payments to Holders.

            Notwithstanding any provisions of this Indenture and the Notes to the contrary, at the request of a Holder, all payments with respect to any of the Notes, may be made by the Paying Agent upon receipt from the Company of immediately available funds prior to 11:30 a.m., New York City time, directly to the Holder of such Note by wire transfer of immediately available funds to the accounts specified by the Holder; provided, however, that no such payment in immediately available funds shall be made to any Holder of Certificated Notes under this Section 2.14 unless such Holder has delivered written instructions to the Trustee prior to the relevant record date for such payment requesting that such payment will be so made and designating the bank account to which such payments shall be so made and in the case of payments of principal, surrenders the Note to the Trustee in exchange for a Note or Notes aggregating the same principal amount as the unredeemed principal amount of the Notes surrendered. The Trustee shall be entitled to rely on the last instruction delivered by the Holder pursuant to this Section 2.14 unless a new instruction is delivered prior to the relevant record date for a payment date. The Company will indemnify and hold the Trustee harmless against any loss, liability or expense (including attorneys' fees and expenses) resulting from any act or omission to act on the part of the Company or any such Holder in connection with this Section 2.14 or which the Paying Agent may incur as a result of making any payment in accordance with this
Section 2.14, other than acts or omissions constituting negligence, gross negligence or willful misconduct.

                                   ARTICLE 3.

                                   REDEMPTION

Section 3.01.  Notices to Trustee.

            If the Company elects to redeem Notes pursuant to Section 3.07 hereof, (i) at least 60 days prior to the Redemption Date in the case of a partial redemption, (ii) at least 45 days prior to the Redemption Date in the case of a total redemption or (iii) during such other period as the Trustee may agree to in writing, the Company shall notify the Trustee in writing of the Redemption Date, the principal amount of Notes to be redeemed and the redemption price, and deliver to the Trustee an Officers' Certificate stating that such redemption will comply with the conditions contained in Section 3.07 hereof, as appropriate.

Section 3.02.  Selection by Trustee of Notes to be Redeemed.

            In the event of redemption of fewer than all of the Notes, the Trustee shall select pro rata, by lot or in such other manner as it shall deem fair and equitable, the Notes to be redeemed. No Notes of $1,000 or less shall be redeemed in part. Subject to the limitations described herein, the Notes will be redeemable in whole or in part upon not less than 30 nor more than 60 days' prior written notice, mailed by first class mail to a Holder's last address as it shall appear on the register maintained by the Registrar of the Notes. Notices of redemption may not be conditional. If any Note is to be redeemed in part only, the notice of redemption that relates to such Note shall state the portion of the principal amount thereof to be redeemed. A new Note, in a principal amount equal to the unredeemed portion thereof will be issued in the name of the Holder thereof upon cancellation of the original Note. After any redemption date, unless the Company shall default in the payment of the redemption price, interest will cease to accrue on the Notes or portions thereof called for redemption.

Section 3.03.  Notice of Redemption.

            At least 30 days, but no more than 60 days, before a Redemption Date, the Company shall mail, or cause to be mailed, a notice of redemption by first-class mail to each Holder of Notes to be redeemed at his or her last address as the same appears on the registry books maintained by the Registrar pursuant to Section 2.03 hereof.

            The notice shall identify the Notes to be redeemed (including the CUSIP number(s) thereof) and shall state:

            (1) the Redemption Date;

            (2) the redemption price and the amount of accrued interest, if any, to be paid;

            (3) if any Note is being redeemed in part, the portion of the principal amount of such Note to be redeemed and that, after the Redemption Date and upon surrender of such Note, a new Note or Notes in principal amount equal to the unredeemed portion will be issued;

            (4) the name and address of the Paying Agent;

            (5) that Notes called for redemption must be surrendered to the Paying Agent to collect the redemption price;

            (6) that unless the Company defaults in making the redemption payment, interest on Notes called for redemption ceases to accrue on and after the Redemption Date and that the only remaining right of the Holders of such Notes is to receive payment of the Notes redemption price upon surrender to the Paying Agent of the Notes redeemed;

            (7) the paragraph of Section 3.07 hereof pursuant to which the Notes called for redemption are being redeemed; and

            (8) the aggregate principal amount of Notes that are being redeemed.

            At the Company's request, the Trustee shall give the notice of redemption in the Company's name and at the Company's sole expense.

Section 3.04.  Effect of Notice of Redemption.

            Once the notice of redemption described in Section 3.03 is mailed, Notes called for redemption become due and payable on the Redemption Date and at the redemption price, including any premium, plus interest (and Liquidated Damages, if any) accrued to the Redemption Date. Upon surrender to the Paying Agent, such Notes shall be paid at the redemption price, including any premium, plus interest (and Liquidated Damages, if any) accrued to the Redemption Date; provided that if the Redemption Date is after a regular interest payment record date and on or prior to the Interest Payment

Date, the accrued interest (and Liquidated Damages, if any) shall be payable to the Holder of the redeemed Notes registered on the relevant record date; and provided, further, that if a Redemption Date is a Legal Holiday, payment shall be made on the next succeeding Business Day and no interest (or Liquidated Damages, if any) shall accrue for the period from such Redemption Date to such succeeding Business Day.

Section 3.05.  Deposit of Redemption Price.

            On or prior to 10:00 A.M., New York City time, on each Redemption Date, the Company shall deposit with the Paying Agent in immediately available funds money sufficient to pay the redemption price of and accrued interest (and Liquidated Damages, if any) on all Notes to be redeemed on that date other than Notes or portions thereof called for redemption on that date which have been delivered by the Company to the Trustee for cancellation.

            On and after any Redemption Date, if money sufficient to pay the redemption price of and accrued interest (and Liquidated Damages, if any) on Notes called for redemption shall have been made available in accordance with the preceding paragraph, the Notes called for redemption will cease to accrue interest (and Liquidated Damages, if any) and the only right of the Holders of such Notes will be to receive payment of the redemption price of and, subject to the first proviso in Section 3.04, accrued and unpaid interest (and Liquidated Damages, if any) on such Notes to the Redemption Date. If any Note called for redemption shall not be so paid, interest (and Liquidated Damages, if any) will be paid, from the Redemption Date until such redemption payment is made, on the unpaid principal of the Note, premium, if any (and Liquidated Damages, if any), and interest, if any, not paid on such unpaid principal, in each case, at the rate and in the manner provided in the Notes.

Section 3.06.  Notes Redeemed in Part.

            Upon surrender of a Note that is redeemed in part, the Trustee shall authenticate for a Holder a new Note equal in principal amount to the unredeemed portion of the Note surrendered.

Section 3.07.  Optional Redemption.

            (a) Except as set forth below, the Notes will not be redeemable at the option of the Company prior to March 15, 2003. Thereafter, the Notes will be redeemable at any time, and from time to time, at the option of the Company, in whole or in part, at the following redemption prices (expressed as a percentage of principal amount), together, in each case, with accrued and unpaid interest and Liquidated Damages, if any, to the redemption date, if redeemed during the twelve-month period beginning on March 15, of each year listed below:

             ---------------------------------------
             YEAR               PERCENTAGE
             ---------------------------------------
             2003               103.938%
             ---------------------------------------
             2004               102.625%
             ---------------------------------------
             2005               101.313%
             ---------------------------------------
             2006               100.00%
             ---------------------------------------

            (a) Notwithstanding the foregoing, at any time prior to March 15, 2001, the Company may redeem up to an aggregate of $52,000,000 in principal amount of Notes at a redemption price equal to 107.875% of the principal amount thereof, plus accrued and unpaid interest and Liquidated Damages, if any, thereon to the Redemption Date with the net cash proceeds of one or more Public Equity Offerings; provided that at least $98,000,000 in principal amount of Notes remains outstanding immediately following each such redemption and that any such redemption occurs within 90 days following the closing of any such Public Equity Offering.

Section 3.08.  Mandatory Redemption.

            Except as set forth under Sections 4.19 and 4.20 hereof, the Company is not obligated to make any mandatory redemption of or sinking fund payments with respect to the Notes.

                                   ARTICLE 4.

                                    COVENANTS

Section 4.01.  Payment of Notes.

            The Company shall pay the principal of, premium, if any, and interest (plus all Liquidated Damages as provided in the Registration Rights Agreement) on the Notes on the dates and in the manner provided in the Notes and this Indenture. An installment of principal, interest or Liquidated Damages shall be considered paid on the date it is due if the Trustee or Paying Agent holds on that date money designated for and sufficient to pay such installment. All payments hereunder shall be due and payable in New York, New York or, at the option of the Company, payment of interest may be made by check mailed to the Holders at their respective addresses set forth in the register of Holders; provided that all payments with respect to Notes, the Holders of which have given wire transfer instructions to the Paying Agent on or prior to the relevant rcord date will be required to be made by wire transfer of immediately available funds to the accounts specified by such Holders.

Section 4.02.  Reports.

            (a) The Company will file with the SEC all information, documents and reports to be filed with the SEC pursuant to Section 13 or 15(d) of the Exchange Act, whether or not the Company is subject to such filing requirements, on or prior to the respective dates (the "Required Filing Dates") by which the Company would have been or is required to so file such documents. The Company (at its own expense) shall also in any event within five days after each Required Filing Date (i) transmit by mail to all

Holders, at their addresses appearing in the register of Notes maintained by the Registrar, (ii) file with the Trustee within five days after the Required Filing Date, copies (without exhibits) of the annual reports and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company files with the SEC pursuant to Section 13 or 15(d) of the Exchange Act and (iii) make such information available to securities analysts and prospective investors upon request. Upon qualification of this Indenture under the TIA, the Company shall also comply with the provisions of TIA Section 314(a). Delivery of such reports, information and documents to the Trustee is for informational purposes only and the Trustee's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Trustee is entitled to rely exclusively on Officers' Certificates).

            (b) The Company will, upon request, provide to any Holder of Notes or any prospective transferee of any such Holder or to securities analysts any information concerning the Company (including financial statements) necessary in order to permit such Holder to sell or transfer Notes in compliance with Rule 144A under the Securities Act.

Section 4.03.  Waiver of Stay, Extension or Usury Laws.

            The Company and each Guarantor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead (as a defense or otherwise) or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury law or other law which would prohibit or forgive the Company or such Guarantor, as the case may be, from paying all or any portion of the principal of, premium, if any, and interest on the Notes as contemplated herein, wherever enacted, now or at any time hereafter in force, or which may affect the covenants or the performance of this Indenture; and (to the extent that it may lawfully do so) the Company and each Guarantor hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 4.04.  Compliance Certificate.

            (a) The Company shall deliver to the Trustee, on or before 90 days after the end of the Company's fiscal year and on or before 45 days after the end of the first, second and third fiscal quarters of each fiscal year, an Officers' Certificate (one of the signers of which shall be the principal executive officer, principal financial officer or principal accounting officer of the Company) stating that a review of the activities of the Company during such fiscal year or fiscal quarter, as the case may be, has been made under the supervision of the signing Officers with a view to determining whether the Company and each Guarantor has kept, observed, performed and fulfilled its obligations under this Indenture, and further stating, as to each such Officer signing such certificate, that to the best of his or her knowledge no Default or Event of Default has occurred (or, if a Default or Event of Default shall have occurred (whether or not such Default or Event of Default is continuing) describing all of such Defaults or Events of Default of which he or she may have knowledge and what action the Company or such Guarantor, as the case may be, is taking or proposes to take with respect thereto) and that to the best of his or her knowledge no event has occurred and remains in existence by reason of which payments on account of the principal of, premium, if any, or interest on the Notes are prohibited or, if such event has occurred, a description of the event and what action the Company or such Guarantor, as the case may be, is taking or proposes to take with respect thereto.

            (b) So long as (and to the extent) not contrary to the then current recommendations of the American Institute of Certified Public Accountants, the year-end financial statements delivered pursuant to Section 4.02 shall be accompanied by a written statement of the Company's independent public accountants (which shall be a firm of established national reputation) that in making the examination necessary for certification of such financial statements nothing has come to its attention which would lead it to believe that the Company has violated any provisions of this Article 4 or Article 5 of this Indenture or, if any such violation has occurred, specifying the nature and period of existence thereof, it being understood that such accountants shall not be liable directly or indirectly for any failure to obtain knowledge of any such violation.

            (c) The Company and each Guarantor will, so long as any of the Notes are outstanding, deliver to the Trustee, forthwith upon any Officer becoming aware of any Default or Event of Default, an Officers' Certificate specifying such Default or Event of Default and what action the Company or such Guarantor, as the case may be, is taking or proposes to take with respect thereto.

Section 4.05.  Taxes.

            The Company shall pay or discharge or cause to be paid or discharged, before the same shall become delinquent, (a) all taxes, assessments and governmental charges levied or imposed upon it or its Subsidiaries' or Unrestricted Subsidiaries' income, profits or property and (b) all lawful claims for labor, materials and supplies which, if unpaid, might by law become a Lien upon any such Person's property; provided, however, that the Company shall not be required to pay or discharge or cause to be paid or discharged any such tax, assessment, charge or claim which amount, applicability or validity is being contested in good faith by appropriate negotiations or proceedings and for which disputed amounts adequate reserves (in the good faith judgment of the Officers of the Company) have been made.

Section 4.06. Limitations on Additional Indebtedness and Preferred Equity Interests.

            (a) The Company and the Guarantors will not, and will not permit any of their Subsidiaries to, directly or indirectly, incur any Indebtedness (including Acquired Indebtedness) other than Permitted Indebtedness; provided, however, that the Company and the Guarantors may incur Indebtedness (including Acquired Indebtedness) if (a) after giving effect on a pro forma basis to the incurrence of such Indebtedness and to the extent set forth in the definition of Consolidated Fixed Charge Coverage Ratio the receipt and application of the proceeds thereof, the Company's Consolidated Fixed Charge Coverage Ratio would be greater than (i) 2.25 if such Indebtedness is to be incurred on or before March 31, 2000; and (ii) 2.50 if such Indebtedness is to be incurred after March 31, 2000; and (b) no Default or Event of Default shall have occurred and be continuing at the time or as a consequence of the incurrence of such Indebtedness. Notwithstanding any other provision of this
Section 4.06, a guarantee of Indebtedness will not constitute a separate incurrence of Indebtedness, if the Indebtedness being guaranteed was incurred in compliance with the terms of this Indenture.

            (b) For purposes of determining compliance with this Section 4.06, in the event that an item of Indebtedness meets the criteria of more than one of the categories of Permitted Indebtedness described in the definition thereof or is otherwise entitled to be incurred pursuant to Section 4.06(a), the Company shall, in its sole discretion, classify such item of Indebtedness in any manner that complies with this covenant and such item of Indebtedness will be treated as having been incurred as so classified.

            (c) Neither the Company nor any Guarantor will issue Subordinated Indebtedness or Preferred Equity Interests with change of control provisions or asset sales provisions requiring the payment of such Subordinated Indebtedness or Preferred Equity Interests prior to the payment in full to the Holders of Notes that have accepted the Company's Change of Control Offer following a Change in Control or payment of the Excess Proceeds to Holders of Notes that have accepted an Excess Proceeds Offer, as the case may be.

Section 4.07.  Limitation on Restricted Payments.

            (a) The Company and the Guarantors will not, and will not permit any of their Subsidiaries to, directly or indirectly, make any Restricted Payment unless:

                  (i) no Default or Event of Default shall have occurred and be continuing at the time of or immediately after giving effect to such Restricted Payment;

                  (ii) immediately after giving pro forma effect to such Restricted Payment, the Company could incur $1.00 of additional Indebtedness (other than Permitted Indebtedness) under Section 4.06; and

                  (iii) immediately after giving effect to such Restricted Payment, the aggregate of all Restricted Payments declared or made after the Issue Date through and including the date of such Restricted Payment (the "Base Period") does not exceed the sum of (1) 50% of the Company's Consolidated Net Income (or in the event such Consolidated Net Income shall be a deficit, minus 100% of such deficit) from the Issue Date to the end of the Company's most recently ended fiscal quarter for which internal financial statements are available at the time of such Restricted Payment, without duplication of any amounts included pursuant to clause (3) below,
      (2) 100% of the aggregate net
      cash proceeds received by the Company from the issue or sale, during the Base Period, of Equity Interests (other than Disqualified Equity Interests or Equity Interests of the Company issued to any Subsidiary of the Company) of the Company or any Indebtedness or other securities of the Company convertible into or exercisable or exchangeable for Equity Interests (other than Disqualified Equity Interests) of the Company which have been so converted or exercised or exchanged, as the case may be, (3) an amount equal to the net cash proceeds received by the Company or any Subsidiary from Investments (other than Permitted Investments) made from and after the Issue Date in any Person resulting from payments of interest on Indebtedness, dividends, repayments of loans or advances, or from the net cash proceeds from the sale of any such Investment (except, in each case, to the extent any such proceeds are included in the calculation of Consolidated Net Income), not to exceed, in each case, the amount of such Investments previously made by the Company or any Subsidiary in such Person or Subsidiary, (4) in the event an Unrestricted Subsidiary is redesignated as a Subsidiary, an amount equal to the lesser of (i) the net book value of Investments made in such Unrestricted Subsidiary at the time of such designation, (ii) the fair market value of Investments made in such Unrestricted Subsidiary at the time of such designation and (iii) the original fair market value of Investments made in such Unrestricted Subsidiary at the time they were made, and (5) $10,000,000.

            (b) The provisions of this Section 4.07 shall not prohibit (i) the payment of any dividend within 60 days after the date of declaration thereof, if at the date of declaration such payment would have complied with the provisions of this Indenture, (ii) the purchase, redemption or other acquisition or retirement of any Equity Interests or the making of any principal payment on, or the purchase, defeasance, repurchase, redemption or other acquisition or retirement of Subordinated Indebtedness by conversion into, or by or in exchange for, Equity Interests (other than Disqualified Equity Interests), or out of, the net cash proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of other Equity Interests of the Company (other than Disqualified Equity Interests), (iii) the making of any principal payment on, or the purchase, defeasance, repurchase, redemption or other acquisition or retirement of Subordinated Indebtedness in exchange for, by conversion into, or out of the net cash proceeds of, a substantially concurrent sale or incurrence of Indebtedness (including Disqualified Equity Interests) (other than any Indebtedness owed to a Subsidiary) of the Company or a Subsidiary that (1) is contractually subordinated in right of payment to the Notes to at least the same extent as, and (2) has a final maturity date later than the final maturity date of, and has a Weighted Average Life to Maturity at least equal to the Weighted Average Life to Maturity of, the Subordinated Indebtedness being paid, purchased, defeased, repurchased, redeemed or otherwise acquired or retired,
(iv) the purchase, redemption or other acquisition or retirement of any Disqualified Equity Interests by conversion into, or by exchange for, shares of Disqualified Equity Interests, or out of the net cash proceeds of the substantially concurrent sale (other than to a Subsidiary of the Company) of other Disqualified Equity Interests, in each case with a final maturity date later than the final maturity date of, and with a Weighted Average Life to maturity (in each case including any security into which such Disqualified Equity Interest is convertible or for which it is exchangeable at the option of the holder) at least equal to the Weighted Average Life to Maturity of, the Disqualified Equity Interest being purchased, redeemed or otherwise acquired or retired, and (v) the purchase, redemption or other acquisition or retirement for value of any Equity Interests held by any current or past member of the Company's (or any of its Subsidiary's) management or board of directors (or the estate, heirs or legatees of any such individual) pursuant to any management equity subscription agreement, stock option agreement or other similar agreement not to exceed $500,000 in any 12 month period; provided, however, that in the case of the immediately preceding clauses (ii), (iii), (iv) and (v), no Default or Event of Default shall have occurred and be continuing at the time of such Restricted Payment or would occur as a result thereof.

            (c) In determining the aggregate amount of Restricted Payments made subsequent to the Issue Date for purposes of clause (iii) of Section 4.07(a), amounts expended pursuant to clauses (i), (ii) and (v) of Section 4.07(b) shall be included, but without duplication, in such calculation, and amounts expended pursuant to clauses (iii) and (iv) thereof shall be excluded.

            (d) For purposes of calculating the net cash proceeds received by the Company from the issuance or sale of its Equity Interests either upon the conversion of, or exchange for, Indebtedness of the Company or any Subsidiary, such amount will be deemed to be an amount equal to the difference of (a) the sum of (i) the principal amount or accreted value (whichever is less) of such Indebtedness on the date of such conversion or exchange and (ii) the additional cash consideration, if any, received by the Company upon such conversion or exchange, less any payment on account of fractional shares, minus (b) all expenses incurred in connection with such issuance or sale. For purposes of calculating the net cash proceeds received by the Company from the issuance or sale of its Equity Interests upon the exercise of any options or warrants of the Company, such amount will be deemed to be an amount equal to the difference of
(a) the additional cash consideration, if any, received by the Company upon such exercise, minus (b) all expenses incurred in connection with such issuance or sale.

            (e) Not later than the date of making any Restricted Payment, the Company shall deliver to the Trustee an Officers' Certificate stating that such Restricted Payment is permitted and setting forth the basis upon which the calculations required by this Section 4.07 were computed, which calculations may be based upon the Company's latest available financial statements, and, where required, that no Default or Event of Default exists and is continuing and no Default or Event of Default will occur immediately after giving effect to such Restricted Payment.

            (f) Section 4.21(b) contains additional limitations on certain types of Restricted Payments.

Section 4.08.  Limitation on Transactions with Affiliates.

            (a) The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, enter into or suffer to exist any transaction or series of related transactions (including, without limitation, the sale, purchase, exchange or lease of assets, property or services) with any Affiliate of the Company (including entities in which the Company or any Subsidiary thereof owns a minority interest) (each such transaction, an "Affiliate Transaction") or extend, renew, waive or otherwise modify the terms of any Affiliate Transaction entered into prior to the Issue Date unless (i) such Affiliate Transaction is solely between or among the Company and its Wholly Owned Subsidiaries; (ii) such Affiliate Transaction is solely between or among Wholly Owned Subsidiaries of the Company; or (iii) the terms of such Affiliate Transaction are fair and reasonable to the Company or such Subsidiary, as the case may be, and the terms of such Affiliate Transaction are at least as favorable as the terms which could be obtained by the Company or such Subsidiary, as the case may be, in a comparable transaction made on an arm's-length basis between unaffiliated parties. In any Affiliate Transaction involving an amount or having a value in excess of $1,000,000 in any one year which is not permitted under clause (i) or (ii) above, the Company or such Subsidiary, as the case may be, must obtain a resolution of its Board of Directors certifying that such Affiliate Transaction complies with clause (iii) above. In transactions with a value in excess of $10,000,000 which are not permitted under clause (i) or (ii) above, the Company or such Subsidiary, as the case may be, must obtain a written opinion as to the fairness of such a transaction, from a financial point of view, from an Independent Financial Advisor.

            (b) Section 4.08(a) shall not apply to (i) any transaction with any current or former officer, director or employee of the Company or any Subsidiary (in his or her capacity as such) (or the estate, heirs or legatees of any such individual) related to employment agreements, indemnification agreements and compensation and employee benefit plans in each case entered into in the ordinary course of business and consistent with past practices, and (ii) Restricted Payments to the extent not prohibited by Section 4.07 and other transactions specifically excluded from the definition of "Restricted Payments" by reason of exceptions set forth in such definition.

Section 4.09.  Limitations on Liens.

            The Company will not, and will not permit any of its Subsidiaries to, create, assume, incur or otherwise cause or suffer to exist or become effective any Liens of any kind (other than Permitted Liens) upon any property or asset of the Company or any Subsidiary of the Company whether owned on the Issue Date, or acquired after the Issue Date or on any shares of stock or debt of any Subsidiary, now owned or hereafter acquired, or on any income or profits therefrom, or assign or otherwise convey any right to receive income or profits thereon unless (i) if such Lien secures Senior Indebtedness, the Notes or such Guarantee are secured on an equal and ratable basis with the obligation so secured until such time as such obligation is no longer secured by a Lien or
(ii) if such Lien secures Subordinated Indebtedness, such Lien shall be subordinated to a Lien granted to the Holders on the same collateral as that securing such Lien to the same extent as such Subordinated Indebtedness is subordinated to the Notes or such Guarantees.

Section 4.10. Limitation on Issuances of Guarantees by Subsidiaries Which Are Not Guarantors; Additional Guarantees.

            (a) The Company will not permit any Subsidiary which is not a Guarantor, directly or indirectly, to guarantee, or suffer to exist any guarantee of, any Indebtedness of the Company or any Guarantor (collectively, "Subsidiary Indebtedness"), unless (i) such Subsidiary simultaneously executes and delivers a supplemental indenture to this Indenture providing for a Guarantee of payment of the Notes by such Subsidiary, (ii) such Subsidiary waives and will not in any manner whatsoever claim or take the benefit or advantage of, any rights of reimbursement, indemnity, subrogation, or any other rights against the Company or any other Subsidiary as a result of any payment by such Subsidiary under its Guarantee, and (iii) such guarantee by a non-Wholly Owned Subsidiary provides by its terms that it shall be automatically and unconditionally released and discharged upon any sale, exchange, or transfer, to any Person which is not an Affiliate of the Company of all of the Company's and each Subsidiary's Common Equity Interest in, or substantially all the assets of, such Subsidiary. The release or discharge of the Subsidiary Indebtedness which resulted in the creation of such Guarantee shall not release or discharge such Guarantee.

            (b) If the Company shall acquire or create another domestic, Wholly Owned Subsidiary after the Issue Date, then within ten Business Days after such acquisition or creation, the Company shall cause such newly acquired or created domestic, Wholly Owned Subsidiary to execute a supplemental indenture, in the form attached as Exhibit E (which supplemental indenture may be executed by the Company on behalf of the Guarantors (other than such newly created or acquired domestic, Wholly Owned Subsidiary) pursuant to a power of attorney granted by such Guarantors to the Company) and reasonably satisfactory in form and substance to the Trustee (and with such documentation relating thereto as the Trustee shall require, including, without limitation, if such Wholly Owned Subsidiary is organized under the laws of the State of Arizona or the State of Delaware, an Opinion of Counsel as to the enforceability (to the same extent delivered by counsel to the Company as of the Closing Date) of such supplemental indenture and Guarantee).

Section 4.11.  Limitation on Subsidiaries and Unrestricted Subsidiaries.

            (a) The Company may by written notice to the Trustee designate any Subsidiary (including a newly acquired or a newly formed Subsidiary) to be an Unrestricted Subsidiary; provided, however, that (i) no Default or Event of Default shall have occurred and be continuing or would arise therefrom and (ii) such designation is at that time permitted under Section 4.07. For purposes of determining whether such designation is permitted under Section 4.07 above:

                  (i) an "Investment" shall be deemed to have been made at the time any Subsidiary is designated as an Unrestricted Subsidiary in an amount

      (proportionate to the Company's percentage Common Equity Interest in such Subsidiary) equal to the greatest of (a) the net book value of Investments made in such Unrestricted Subsidiaries at the time of such designation,
      (b) the fair market value of Investments made in such Unrestricted Subsidiaries at the time of such designation and (c) the original fair market value of Investments made in such Unrestricted Subsidiaries at the time they were made; and

                  (ii) any property transferred to or from an Unrestricted Subsidiary shall be valued at its fair market value at the time of such transfer.

            (b) Notwithstanding paragraph (a), the Board of Directors of the Company may not designate a Subsidiary of the Company to be an Unrestricted Subsidiary unless such Subsidiary: (i) has no Indebtedness other than Non-Recourse Debt; (ii) is not party to any agreement, contract, arrangement or understanding with the Company or any Subsidiary of the Company unless the terms of any such agreement, contract, arrangement or understanding are no less favorable to the Company or such Subsidiary than those that might be obtained at the time from Persons who are not Affiliates of the Company; (iii) is a Person with respect to which neither the Company nor any of its Subsidiaries has any direct or indirect obligation (1) to subscribe for additional Equity Interests or (2) to maintain or preserve such Person's financial condition or to cause such Person to achieve any specified levels of operating results; (iv) does not guarantee or otherwise directly or indirectly provide credit support for any Indebtedness of the Company or any of its Subsidiaries; and (v) has at least one director on its board of directors that is not a director or executive officer of the Company or any of its Subsidiaries and has at least one executive officer that is not a director or executive officer of the Company or any of its Subsidiaries.

            (c) If, at any time, any Unrestricted Subsidiary would fail to meet the definition of an Unrestricted Subsidiary, it shall thereafter cease to be an Unrestricted Subsidiary for purposes of this Indenture and any Indebtedness of such Person shall be deemed to be incurred by a Subsidiary of the Company as of such date (and, if such Indebtedness is not permitted to be incurred as of such date under Section 4.06, the Company shall be in default of such covenant).

Section 4.12. Limitation on Dividend and Other Payment Restrictions Affecting Subsidiaries.

            The Company will not, and will not permit any of its Subsidiaries to, directly or indirectly, create or otherwise cause or suffer to exist or become effective any consensual encumbrance or restriction of any kind on the ability of any of its Subsidiaries to (a) pay dividends or make any other distributions in cash or otherwise to the Company or any Subsidiary on its Equity Interests, (b) pay any Indebtedness owed to the Company or loans or advances to the Company or any Subsidiary thereof, (c) make loans or advances to the Company or any Subsidiary thereof, (d) transfer any of its properties or assets to the Company or any Subsidiary thereof (other than customary restrictions on transfer of property subject to a Permitted Lien under the term of the agreements creating such Permitted Lien (other than a Lien on cash not constituting proceeds of non-cash property subject to a Permitted Lien) which would not materially adversely affect the Company's ability to satisfy its obligations under the Notes), or (e) guarantee the Notes, except, in each case, for such encumbrances or restrictions existing under or contemplated by or by reason of (i) the Notes or this Indenture; (ii) any restrictions existing under or contemplated by agreements evidencing the New Credit Facility as in effect as of the Issue Date, and any amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings thereof; provided that such amendments, modifications, restatements, renewals, increases, supplements, refundings, replacements or refinancings are no more restrictive with respect to such dividend and other payment restrictions affecting Subsidiaries than those contained in the New Credit Facility as in effect on the Issue Date; (iii) any restrictions with respect to a Subsidiary of the Company that was not a Subsidiary of the Company on the Issue Date, which are in existence at the time such Person becomes a Subsidiary of the Company (but not created in connection with or contemplation of such Person becoming a Subsidiary of the Company and which encumbrance or restriction is not applicable to any Person or the property or assets of any Person other than such Person or the property or assets of such Person so acquired); (iv) any agreement that governs Refinancing Indebtedness; provided, however, that the terms and conditions of any such restrictions are not materially less favorable in the aggregate to the Holders of the Notes than those under or pursuant to the agreement evidencing the Indebtedness being refinanced or replaced; (v) customary non-assignment provisions in any contract or licensing agreement entered into by the Company or any Subsidiary of the Company in the ordinary course of business or in any lease governing any leasehold interest of the Company or a Subsidiary; (vi) purchase money obligations for property acquired in the ordinary course of business that impose restrictions of the nature described in clause (d) above on the property so acquired; (vii) restrictions existing by reason of or under Indebtedness existing on the Issue Date; (viii) any restrictions existing under any agreement entered into with respect to the sale or disposition of all or substantially all the Equity Interests or assets of a Subsidiary provided that the disposition or sale is governed by the restrictions described under Sections 4.19 or 4.20; or
(ix) restrictions contained in agreements governing other Indebtedness permitted to be incurred in accordance with this Indenture; provided that the restrictions are not materially more restrictive in the aggregate than the restrictions contained in this Indenture.

Section 4.13.  Restriction on Sale and Issuance of Subsidiary Interests.

            The Company (i) will not, and will not permit any Subsidiary to, transfer, convey, sell, lease or otherwise dispose of any Equity Interests of any Subsidiary to any Person other than the Company or a Wholly Owned Subsidiary (except directors' qualifying shares or shares required to be held by foreign nationals, in each case to the extent mandated by applicable law), unless (a) such transfer, conveyance, sale, lease or other disposition is of all the Equity Interests of such Subsidiary and (b) the net cash proceeds from such transfer, conveyance, sale, lease or other disposition are applied in accordance with
Section 4.20 and (ii) will not permit any Subsidiary to issue any of its Equity Interests (except directors' qualifying shares or shares required to be held by foreign nationals, in each case to the extent mandated by applicable law) to any Person other than to the Company or a Wholly Owned Subsidiary; provided, however, that the

Company or any Subsidiary may transfer, convey, sell or issue Equity Interests of a Subsidiary formed in connection with an Asset Acquisition as long as such Equity Interests (x) are transferred, conveyed, sold or issued to the Person or Persons which are transferring, conveying or selling the assets or stock to such Subsidiary, and (y) the fair market value of the Equity Interests of such Subsidiary transferred, conveyed, sold or issued to such Person are not in excess of the fair market value of the assets or stock acquired from such Person.

Section 4.14.  Limitation on Sale and Lease-Back Transactions.

            The Company will not, and will not permit any of its Subsidiaries to, enter into any Sale and Lease-Back Transaction unless (i) the consideration received in such Sale and Lease-Back Transaction is at least equal to the fair market value of the property sold, (ii) immediately prior to and after giving effect to the Attributable Indebtedness in respect of such Sale and Lease-Back Transaction, the Company could incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) in compliance with Section 4.06 and (iii) the net cash proceeds received by the Company or its Subsidiaries from the Sale and Lease-Back Transaction are applied in accordance with Section 4.20.

Section 4.15.  Line of Business.

            The Company will not, and will not permit any of its Subsidiaries to, engage as a material part of its business in any business other than the business conducted by the Company and its Subsidiaries as of the Issue Date or any other business determined by the Company's Board of Directors, in good faith, to be reasonably related to the foregoing.

Section 4.16.  Limitation on Status as Investment Company.

            Neither the Company nor any of its Subsidiaries shall take any action or suffer to exist any condition that would require the Company or any of its Subsidiaries to register as an "investment company" (as that term is defined in the Investment Company Act of 1940, as amended), or to otherwise become subject to regulation as an investment company.

Section 4.17.  Payments for Consent.

            Neither the Company nor any of its Subsidiaries shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Notes for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Notes unless such consideration is offered to be paid or agreed to be paid to all Holders of the Notes which so consent, waive or agree to amend within any time period set forth in the solicitation documents relating to such consent, waiver or agreement.

Section 4.18.  Corporate Existence.

            Subject to Article 5 and Section 10.04 hereof, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence, and the corporate, partnership or other existence of each Subsidiary, in accordance with the respective organizational documents (as the same may be amended from time to time) of each Subsidiary and the rights (charter and statutory), licenses and franchises of the Company and its Subsidiaries; provided, however, that the Company shall not be required to preserve any such right, license or franchise, or the corporate, partnership or other existence of any of its Subsidiaries, if the Board of Directors shall determine that the preservation thereof is no longer desirable in the conduct of the business of the Company and its Subsidiaries, taken as a whole, and that the loss thereof is not adverse in any material respect to the Holders.

Section 4.19.  Change of Control.

            (a) Within 30 days of the occurrence of a Change of Control, the Company shall notify the Trustee in writing of such occurrence and shall make an offer to purchase (the "Change of Control Offer") all or any portion (equal to $1,000 or an integral multiple of $1,000) of the outstanding Notes at a cash purchase price equal to (x) 101%, in the case of a Change of Control which was approved by the Board of Directors of the Company (as evidenced by a resolution of such Board), or (y) 105%, in the case of a Change of Control which was not approved by the Board of Directors of the Company, of the principal amount of the outstanding Notes plus any accrued and unpaid interest and Liquidated Damages, if any, thereon to the Change of Control Payment Date (as hereinafter defined) (such applicable purchase price being hereinafter referred to as the "Change of Control Purchase Price") in accordance with the procedures set forth in this covenant.

            (b) Within 30 days of the occurrence of a Change of Control, the Company also shall (i) cause a notice of the Change of Control Offer to be sent at least once to the Dow Jones News Service or similar business news service in the United States and (ii) send by first-class mail, postage prepaid, to the Trustee and to each Holder of the Notes, at the address appearing in the register maintained by the Registrar of the Notes, a notice describing the transactions constituting a Change of Control and stating:

                  (1) that the Change of Control Offer is being made pursuant to this Section 4.19 and that all Notes tendered will be accepted for payment, subject to the terms and conditions set forth herein;

                  (2) the Change of Control Purchase Price and the purchase date (which shall be a Business Day no earlier than 20 Business Days and no later than 60 days from the date such notice is mailed (the "Change of Control Payment Date"));

                  (3) that any Note not tendered will continue to accrue interest;

                  (4) that, unless the Company defaults in the payment of the Change of Control Purchase Price, any Notes accepted for payment pursuant to the Change of Control Offer shall cease to accrue interest after the Change of Control Payment Date;

                  (5) that Holders accepting the offer to have their Notes purchased pursuant to a Change of Control Offer will be required to surrender the Notes to the Paying Agent at the address specified in the notice prior to the close of business on the Business Day preceding the Change of Control Payment Date;

                  (6) that Holders will be entitled to withdraw their acceptance if the Paying Agent receives, not later than the close of business on the fifth Business Day preceding the Change of Control Payment Date, a telegram, telex, facsimile transmission or letter setting forth the name of the Holder, the principal amount of the Notes delivered for purchase, and a statement that such Holder is withdrawing its election to have such Notes purchased;

                  (7) that Holders whose Notes are being purchased only in part will be issued new Notes equal in principal amount to the unpurchased portion of the Notes surrendered; provided that each Note purchased and each such new Note issued shall be in an original principal amount in denominations of $1,000 and integral multiples thereof;

                  (8) any other reasonable procedures that a Holder must follow to accept a Change of Control Offer or effect withdrawal of such acceptance; and

                  (9) the name and address of the Paying Agent.

            (c) On the Change of Control Payment Date, the Company shall, to the extent lawful, (i) accept for payment all Notes or portions thereof or beneficial interests under a Global Note tendered pursuant to the Change of Control Offer, (ii) deposit with the Paying Agent money sufficient to pay the purchase price of all Notes or portions thereof or beneficial interests so tendered, and (iii) deliver or cause to be delivered to the Trustee Notes so accepted together with an Officers' Certificate stating the Notes or portions thereof tendered to the Company. The Paying Agent shall promptly (1) mail to each Holder of Notes so accepted and (2) cause to be credited to the respective accounts of the Holders under a Global Note of beneficial interests so accepted payment in an amount equal to the Change of Control Purchase Price for such Notes, and the Company shall execute and issue, and the Trustee shall promptly authenticate and mail to such Holder, a new Certificated Note equal in principal amount to any unpurchased portion of the Certificated Notes surrendered and shall issue a new Global Note equal in principal amount to any unpurchased portion of beneficial interest so surrendered or shall reflect on such Global Note or a schedule thereto such change in beneficial interest; provided, however, that each such new Note shall be issued in an original principal amount in denominations of $1,000 and integral multiples thereof.

            (d) The Change of Control provisions described above will be applicable whether or not any other provisions of this Indenture are applicable. The Company will not be required to make a Change of Control Offer upon a Change of Control if a third party makes the Change or Control Offer in the manner, at the times and otherwise in compliance with the requirements set forth in this Indenture applicable to a Change of Control Offer made by the Company and purchases all Notes validly tendered and not withdrawn under such Change of Control Offer.

            (e) Section 4.21 contains additional provisions relating to Change of Control Offers.

Section 4.20.  Limitation on Certain Asset Sales.

            (a) The Company will not, and will not permit any of its Subsidiaries to, consummate an Asset Sale unless (i) the Company or such Subsidiary, as the case may be, receives consideration at the time of such sale or other disposition at least equal to the fair market value thereof (as reasonably determined for Asset Sales in excess of $1,000,000 in good faith by its Board of Directors, as evidenced by a Board resolution); (ii) not less than 75% of the consideration received by the Company or the Subsidiary, as the case may be, from such Asset Sale is in the form of cash or Temporary Cash Investments; provided that the amount of (A) any liabilities (as shown on the Company's or a Subsidiary's most recent balance sheet) of the Company or a Subsidiary (other than contingent liabilities and liabilities that are by their terms subordinated to the Notes or any Guarantee thereof) that are assumed by the transferee of any such assets or an Affiliate thereof pursuant to a customary novation agreement that releases the Company or such Subsidiary from further liability and (B) any securities, notes or other obligations received by the Company or a Subsidiary from such transferee or an Affiliate thereof that are converted by the Company or a Subsidiary into cash prior to the Reinvestment Date shall be deemed (to the extent of the cash received) to be cash for purposes of this provision; and (iii) the Asset Sale Proceeds received by the Company or such Subsidiary are applied, to the extent the Company or such Subsidiary elects, (A) to repay and permanently reduce outstanding Senior Indebtedness under the New Credit Facility, other secured Senior Indebtedness, or any other Senior Indebtedness that has a maturity date earlier than the maturity of the Notes and to permanently reduce the commitments in respect thereof; provided, however, that such repayment and commitment reduction occurs prior to the Reinvestment Date or (B) to make any Permitted Investment of the type described in clause (ii)(C) of the definition of Permitted Investment (to the extent otherwise permitted by this Indenture), acquire a controlling interest in another business, make capital expenditures or acquire other long-term assets; provided, however, that such investment occurs or the Company or a Subsidiary enters into contractual commitments to make such investment, subject only to customary conditions (other than the obtaining of financing), on or prior to the 270th day following receipt of such Asset Sale Proceeds (the "Reinvestment Date") (and notifies the Trustee of the same in writing) and Asset Sale Proceeds contractually committed are so applied within 360 days following the receipt of such Asset Sale Proceeds or (C) as Excess Proceeds as set forth below. Pending the final application of any such Asset Sale Proceeds, the Company or such Subsidiary may temporarily reduce Senior Indebtedness or otherwise invest such Asset

Sale Proceeds in any manner that is not prohibited by this Indenture. Any Asset Sale Proceeds that are not applied as permitted by clause (iii)(A) or (iii)(B) of the second preceding sentence shall constitute "Excess Proceeds." If at any time from and after the Issue Date the aggregate amount of Excess Proceeds exceeds $10,000,000, the Company shall offer (an "Excess Proceeds Offer") to purchase from all Holders of Notes, pursuant to procedures set forth in this Indenture and if the Company is required to do so under the terms of any other Senior Indebtedness, to purchase from the Holders of such other Senior Indebtedness the maximum principal amount of Notes and principal of such other Senior Indebtedness that may be purchased with such Excess Proceeds at a purchase price in cash equal to 100% of the principal amount thereof plus accrued interest, and Liquidated Damages, if any, to the date of the purchase. To the extent that the purchase price of Notes and the purchase price of such other Senior Indebtedness tendered pursuant to such Excess Proceeds Offer is less than the amount of Excess Proceeds, the Company may use such portion of the Excess Proceeds that is not used to purchase Notes or such other Senior Indebtedness so tendered for general corporate purposes not inconsistent with the Notes or this Indenture. If the aggregate purchase price of Notes and the purchase price of such other Senior Indebtedness tendered pursuant to such Excess Proceeds Offer is more than the amount of the Excess Proceeds, the Notes and principal of such other Senior Indebtedness tendered will be repurchased on a basis pro rata to the amount tendered or by such other method as the Trustee shall deem fair and appropriate. Upon the completion of any Excess Proceeds Offer and the closing of any repurchase of Notes and principal of such other Senior Indebtedness tendered pursuant to such Excess Proceeds Offer, the amount of Excess Proceeds shall be deemed to be zero.

            (b) If the Company is required to make an Excess Proceeds Offer, the Company shall mail, within 30 days following the Reinvestment Date, a notice to the Holders of the Notes describing the transactions giving rise to the Excess Proceeds Offer and stating, among other things: (1) that such Holders have the right to require the Company to apply the Excess Proceeds to repurchase such Notes at a purchase price in cash equal to 100% of the principal amount thereof plus accrued and unpaid interest and Liquidated Damages, if any, to the date of purchase; (2) the purchase date, which shall be no earlier than 30 days and not later than 60 days from the date such notice is mailed; (3) the instructions, reasonably determined by the Company, that each Holder of Notes must follow in order to have such Notes repurchased; and (4) the calculations used in determining the amount of Excess Proceeds to be applied to the repurchase of such Notes.

            (c) The Company or any of its Subsidiaries may engage in transactions in which assets are transferred in exchange for one or more like-kind assets; provided that if the fair market value of the assets to be transferred by the Company or such Subsidiary, plus the fair market value of any other consideration paid or credited by the Company or such Subsidiary exceeds $1,000,000, such transaction shall require approval of the Board of Directors of the Company; provided that no such transaction shall be permitted if the Consolidated Fixed Charge Coverage Ratio of the Company would be reduced after giving effect to such transaction. Each transaction governed by this Section 4.20(c) shall be valued at an amount equal to all consideration received by the Company or such Subsidiary in such transaction, other than the like-kind assets received pursuant to such


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
exchange ("Other Consideration"), for purposes of determining whether an Asset Sale has occurred. If the Other Consideration is of an amount and character such that such transaction constitutes an Asset Sale, then the first paragraph of this Section 4.20 shall be applicable to any Asset Sale Proceeds of such Other Consideration.

            (d) Section 4.21 contains additional provisions relating to Excess Proceeds Offers.

Section 4.21. General Provisions Related to Change of Control Offers and Excess Proceeds Offers.

            (a) If any Indebtedness under the New Credit Facility is outstanding at the time of the occurrence of a Change of Control or at the time the Company is required to make an Excess Proceeds Offer and the New Credit Facility shall prohibit the Company from fully complying with its obligations to make and consummate a Change in Control Offer or an Excess Proceeds Offer, prior to the mailing of the notice to Holders described in the preceding paragraphs, but in any event within 30 days following any Change of Control or Reinvestment Date, the Company shall (i) repay in full all obligations and terminate all commitments under the New Credit Facility or offer to repay in full all obligations and terminate all commitments under the New Credit Facility or (ii) obtain the requisite consent under the New Credit Facility to permit the making of, and the repurchase of the Notes pursuant to, the Change of Control Offer or the Excess Proceeds Offer. The time by which the Company is required to commence and consummate a Change of Control Offer or an Excess Proceeds Offer shall be deferred until the Company has taken the actions required by this Section 4.21(a).

            (b) If the Company or any Guarantor has issued any outstanding (i) Subordinated Indebtedness or (ii) Preferred Equity Interests, and the Company is required to make a Change of Control Offer or the Company or such Guarantor is required to make an Excess Proceeds Offer or to make a distribution with respect to such Subordinated Indebtedness or Preferred Equity Interests in the event of a change of control or sale of assets, the Company and such Guarantor shall not consummate any such offer or distribution with respect to such Subordinated Indebtedness or Preferred Equity Interests until such time as the Company shall have paid the Change of Control Purchase Price in full to the Holders of Notes that have accepted the Company's Change of Control Offer and shall otherwise have consummated the Change of Control Offer made to Holders of the Notes, or until such time as the Company has paid the Excess Proceeds to Holders of the Notes that have accepted the Excess Proceeds Offer and shall otherwise have consummated the Excess Proceeds Offer, as the case may be.

            (c) The Company will comply with any applicable requirements of Rule 14e-1 as then in effect with respect to any Change in Control Offer or Excess Proceeds Offer and the purchase of any Notes thereunder.

Section 4.22.  Maintenance of Office or Agency.

            The Company shall maintain in the City and State of New York an office or agency where Notes may be surrendered for registration of transfer or exchange or for


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
presentation for payment and where notices and demands to or upon the Company in respect of the Notes and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of such office or agency. If at any time the Company shall fail to maintain any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee as set forth in Section 10.02.

            The Company may also from time to time designate one or more other offices or agencies where the Notes may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company shall give prompt written notice to the Trustee of such designation or rescission and of any change in the location of any such other office or agency; provided, however, that no such designation or rescission shall relieve the Company of its obligation to maintain an office or agency in the City and State of New York for such purposes.

            The Company hereby initially designates the office of the Trustee specified in Section 11.02 as such office of the Company; provided, however, that no such designation or rescission shall relieve the Company or its agent of its obligation to maintain an office or agency in the Borough of Manhattan, City of New York for such purposes.

Section 4.23. Maintenance of Properties and Insurance; Books and Records; Compliance with Laws.

            (a) The Company shall, and shall cause its Subsidiaries to, at all times, cause all material properties used or useful to the conduct of their business, taken as a whole, to be maintained and kept in good condition, repair and working order (reasonable wear and tear excepted) as determined in the good faith judgment of the Officers of the Company; provided, however, that the Company or any Subsidiary shall not be prevented hereby from discontinuing the operation or maintenance of any of such properties, or disposing of any of them, if such discontinuance or disposal is in the good faith judgment of any Officer or the Board of Directors of the Company or the Subsidiary concerned, as the case may be, desirable in the conduct of the business of the Company or such Subsidiary, as the case may be.

            (b) The Company and each of its Subsidiaries shall provide or cause to be provided, for itself and each of their respective Subsidiaries, insurance (including appropriate self-insurance) that is adequate and appropriate (in the good faith judgment of an Officer of the Company) for the conduct of the business of the Company and such Subsidiaries in a prudent manner.

            (c) The Company shall and shall cause each of its Subsidiaries to keep books of record and account, in which entries shall be made of all material financial transactions and the assets and business of the Company and its Subsidiaries as are necessary to permit the Company to prepare financial statements in accordance with GAAP.


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
            (d) The Company shall and shall cause each of its Subsidiaries to comply in all material respects with all statutes, laws, ordinances, or government rules and regulations to which they are subject, non-compliance with which would materially adversely affect the financial condition of the Company and its Subsidiaries taken as a whole.

Section 4.24.  Further Assurance to the Trustee.

            The Company shall, upon request of the Trustee, execute and deliver such further instruments and do such further acts as may reasonably be necessary or proper to carry out more effectively the provisions of this Indenture.

                                   ARTICLE 5.

                              SUCCESSOR CORPORATION

Section 5.01.  Merger, Consolidation or Sale of Assets.

            (a) The Company will not consolidate with, merge with or into, or sell, assign, lease, convey, transfer or otherwise dispose of (a "transfer") all or substantially all of its assets (as an entirety or substantially as an entirety in one transaction or a series of related transactions), to any Person unless: (i) the Company shall be the continuing Person, or the Person (if other than the Company) formed by such consolidation or into which the Company is merged or to which the properties and assets of the Company are transferred shall be a corporation organized and existing under the laws of the United States or any State thereof or the District of Columbia and shall expressly assume, by a supplemental indenture, executed and delivered to the Trustee, in form reasonably satisfactory to the Trustee, all of the obligations of the Company under the Notes and this Indenture, and the obligations under this Indenture shall remain in full force and effect; (ii) immediately before and immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing; and (iii) except in the case of a merger or consolidation of the Company with or into a Wholly Owned Subsidiary of the Company, the Company or the Person formed by or surviving any such consolidation or merger (if other than the Company), or to which such sale, assignment, transfer, lease, conveyance or other disposition shall have been made (a) immediately after giving effect to such transaction on a pro forma basis could incur at least $1.00 of additional Indebtedness (other than Permitted Indebtedness) under the covenant set forth under Section 4.06 and (b) immediately thereafter shall have a Consolidated Net Worth equal to or greater than the Consolidated Net Worth of the Company immediately prior to such transaction.

            (b) In connection with any consolidation, merger or transfer of assets contemplated by this provision, the Company shall deliver, or cause to be delivered, to the Trustee, in form and substance reasonably satisfactory to the Trustee, an Officers' Certificate and an Opinion of Counsel relating to issues of law, each stating that such consolidation, merger or transfer and the supplemental indenture in respect thereto comply with this provision and that all conditions precedent herein provided for relating to such transaction or transactions have been complied with.


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
Section 5.02.  Successor Person Substituted.

            Upon any consolidation or merger, or any transfer of all or substantially all of the assets of the Company in accordance with Section 5.01, the successor corporation formed by such consolidation or into which the Company is merged or to which such transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Company under this Indenture with the same effect as if such successor corporation had been named as the Company herein, and thereafter the predecessor corporation shall be relieved of all obligations and covenants under this Indenture and the Notes, except that such predecessor corporation shall not be so relieved if it retains any material assets other than (i) the proceeds of the sale of assets and (ii) Equity Interests in Unrestricted Subsidiaries.

                                   ARTICLE 6.

                              DEFAULTS AND REMEDIES

Section 6.01.  Events of Default.

            An "Event of Default" occurs if:

            (1) there is a default in payment of any principal of, or premium, if any, on the Notes when such principal or premium becomes due and payable;

            (2) there is a default for 30 days in the payment of any interest on or Liquidated Damages, if any, with respect to the Notes after such interest or Liquidated Damages becomes due and payable;

            (3) there is a failure of the Company or its Subsidiaries to comply with any purchase or payment obligations set forth in Section 4.19 or Section
4.20 or with Section 4.06, Section 4.07, Section 4.10, or Section 5.01;

            (4) there is a default by the Company or its Subsidiaries in the observance or performance of any other provision in the Notes or this Indenture for 30 days after written notice from the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding;

            (5) there is a default under any agreement, mortgage, indenture or instrument under which there may be issued or by which there may be secured or evidenced any Indebtedness for money borrowed by the Company or any of its Subsidiaries (or the payment of which is guaranteed by the Company or any of its Subsidiaries), whether such Indebtedness or guarantee now exists or is created after the Issue Date, which default (a) is caused by a failure to pay principal of or premium, if any, or interest on such Indebtedness at final maturity (a "Payment Default") or (b) results in the acceleration of such Indebtedness prior to its express maturity and, in each case, the principal amount of any such Indebtedness, together with the principal amount of any other such Indebtedness under which there has been a Payment Default or the maturity of which has been so accelerated, aggregates $7,500,000 or more;


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
            (6) a court of competent jurisdiction enters any final judgment or judgments which can no longer be appealed for the payment of money in excess of $7,500,000 (which are not paid or covered by third party insurance by financially sound insurers that have not disclaimed or threatened to disclaim coverage) shall be rendered against the Company or any Subsidiary thereof, and shall not be discharged for any period of 60 consecutive days during which a stay of enforcement shall not be in effect;

            (7) any Guarantee of a Significant Subsidiary shall be held in any judicial proceeding to be unenforceable or invalid or shall cease for any reason to be in full force and effect or any Guarantor that is a Significant Subsidiary shall deny or disaffirm its obligations under its Guarantee;

            (8) the Company or any Subsidiary pursuant to or within the meaning of any Bankruptcy Law:

                  (A) commences a voluntary case or proceeding,

                  (B) consents to the entry of an order for relief against it in an involuntary case or proceeding,

                  (C) consents to the appointment of a Custodian of it or for all or substantially all of its property,

                  (D) makes a general assignment for the benefit of its creditors, or

                  (E) generally is not paying its debts as they become due; and

            (9) a court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                  (A) is for relief against the Company or any Subsidiary in an involuntary case or proceeding,

                  (B) appoints a Custodian of the Company or any Subsidiary or for all or substantially all of the property of the Company or any Subsidiary, or

                  (C) orders the liquidation of the Company or any Subsidiary, and, in each case under this clause (9), the order or decree remains unstayed and in effect for 60 consecutive days.

            The term "Bankruptcy Law" means Title 11, U.S. Code or any similar Federal or state law for the relief of debtors as in effect from time to time. The term "Custodian," as used in this Article 6, means any receiver, trustee, assignee, liquidator or similar official under any Bankruptcy Law.

            Subject to the provisions of Sections 7.01 and 7.02, the Trustee shall not be charged with knowledge of any Default or Event of Default unless written notice


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
thereof shall have been given to a Trust Officer at the address of the Trustee for notices as specified in Section 11.02 by the Company or any other Person.

            The Trustee may withhold notice to the Holders of the Notes of any default (except in payment of principal or premium, if any, or interest on the Notes or that resulted from the failure of the Company to comply with the provisions of Section 4.19 or Section 4.20) if the Trustee considers it to be in the best interest of the Holders of the Notes to do so.

Section 6.02.  Acceleration.

            (a) If an Event of Default (other than an Event of Default under
Section 6.01(8) or (9)) shall have occurred and be continuing, then the Trustee or the Holders of not less than 25% in aggregate principal amount of the Notes then outstanding may declare to be immediately due and payable the entire principal amount of all the Notes then outstanding plus accrued interest and Liquidated Damages to the date of acceleration. If an Event of Default specified in Section 6.01(8) or (9) occurs, the principal of and interest on all the Notes shall become immediately due and payable without any declaration or other act on the part of the Trustee or any Holders. The Holders of a majority in aggregate principal amount of outstanding Notes by notice to the Trustee may rescind and annul an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal, premium, interest and Liquidated Damages that has become due solely because of acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.

            (b) Upon the occurrence of an Event of Default under Sections 6.01(8) or (9), the principal, premium and interest amount with respect to all of the Notes shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or the Holders of the Notes.

            (c) In the event of a declaration of acceleration of the Notes because an Event of Default has occurred and is continuing as a result of a Payment Default on or the acceleration of any Indebtedness described in Section 6.01(5), the declaration of acceleration of the Notes shall be automatically rescinded and annulled if such Payment Default is waived or cured or the holders of such Indebtedness described in such Section 6.01(5) have rescinded the declaration of acceleration in respect of such Indebtedness, as appropriate, within 30 days from the date of such declaration and if (i) the rescission and annulment of the acceleration of the Notes would not conflict with any judgment or decree of a court of competent jurisdiction and (ii) all existing Events of Default, except non-payment of principal, interest, Liquidated Damages or premium on the Notes that became due solely because of the acceleration of the Notes, have been cured or waived.

            In the case of any Event of Default occurring solely by reason of any willful action (or inaction) taken (or not taken) by or on behalf of the Company with the intention of avoiding payment of the premium that the Company would have had to pay


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
if the Company then had elected to redeem the Notes pursuant to the optional redemption provisions of this Indenture, an equivalent premium shall also become and be immediately due and payable to the extent permitted by law upon the acceleration of the Notes.

Section 6.03.  Other Remedies.

            If an Event of Default occurs and is continuing, the Trustee may pursue any available remedy by proceeding at law or in equity to collect the payment of principal of, or premium, if any, interest and Liquidated Damages on the Notes or to enforce the performance of any provision of the Notes or this Indenture and make take any necessary action requested of it as Trustee to settle, compromise, adjust or otherwise conclude any proceeding to which it is a party.

            The Trustee may maintain a proceeding even if it does not possess any of the Notes or does not produce any of them in the proceeding. A delay or omission by the Trustee or any Noteholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of or acquiescence in the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative to the extent permitted by law.

Section 6.04.  Waiver of Past Defaults and Events of Default.

            Subject to Sections 6.07, 8.02 and 11.06 hereof, the Holders of a majority in principal amount of the Notes then outstanding have the right to waive any existing or potential future Default or Event of Default or compliance with any provision of this Indenture or the Notes. Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured for every purpose; but no such waiver shall extend to any subsequent or other Default or Event of Default or impair any right consequent to any such subsequent Default or Event of Default except as specifically contemplated thereby.

Section 6.05.  Control by Majority.

            The Holders of a majority in principal amount of the Notes then outstanding shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee. The Trustee, however, may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines may be unduly prejudicial to the rights of another Noteholder not taking part in such direction, and the Trustee shall have the right to decline to follow any such direction if the Trustee, being advised by counsel, determines that the action so directed may not lawfully be taken or if the Trustee in good faith shall determine that the proceedings so directed may involve it in personal liability unless the Trustee has asked for and received indemnification reasonably satisfactory to it against any loss, liability or expense caused by its following such direction; provided that the Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


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Section 6.06.  Limitation on Suits.

            Subject to Section 6.07 below, a Noteholder may not institute any proceeding or pursue any remedy with respect to this Indenture or the Notes unless:

            (1) the Holder gives to the Trustee written notice of a continuing Event of Default;

            (2) the Holders of at least 25% in aggregate principal amount of the Notes then outstanding make a written request to the Trustee to pursue the remedy;

            (3) such Holder or Holders offer, and if requested, provide to the Trustee indemnity reasonably satisfactory to the Trustee against any loss, liability or expense;

            (4) the Trustee does not comply with the request within 60 days after receipt of the request and the offer and, if requested, the provision of indemnity; and

            (5) no direction inconsistent with such written request has been given to the Trustee during such 60 day period by the Holders of a majority in aggregate principal amount of the Notes then outstanding.

            A Noteholder may not use this Indenture to prejudice the rights of another Noteholder or to obtain a preference or priority over another Noteholder.

Section 6.07.  Rights of Holders to Receive Payment.

            Notwithstanding any other provision of this Indenture, the right of any Holder of a Note to receive payment of principal of, or premium, if any, and interest of the Note on or after the respective due dates expressed in the Note, or to bring suit for the enforcement of any such payment on or after such respective dates, is absolute and unconditional and shall not be impaired or affected without the consent of the Holder.

Section 6.08.  Collection Suit by Trustee.

            If an Event of Default in payment of principal, premium, interest or Liquidated Damages specified in Section 6.01(1) or (2) hereof occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or the Guarantor (or any other obligor on the Notes) for the whole amount of unpaid principal and accrued interest remaining unpaid, together with any premium, interest on overdue principal and, to the extent that payment of such interest is lawful, interest on overdue installments of interest, in each case at the rate then borne by the Notes, and such further amounts as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, including all sums due and owing to the Trustee pursuant to Section 7.07.


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
Section 6.09.  Trustee May File Proofs of Claim.

            The Trustee may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and the Noteholders allowed in any judicial proceedings relative to the Company or the Guarantors (or any other obligor upon the Notes), their respective creditors or property and shall be entitled and empowered to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same after deduction of its reasonable charges and expenses to the extent that any such charges and expenses are not paid out of the estate in any such proceedings and any custodian in any such judicial proceeding is hereby authorized by each Noteholder to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Noteholders, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Noteholder any plan or reorganization, arrangement, adjustment or composition affecting the Notes or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Noteholder in any such proceedings.

Section 6.10.  Priorities.

            If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

      FIRST: to the Trustee for amounts due under Section 7.07 hereof;

      SECOND: to Noteholders for amounts due and unpaid on the Notes for principal, premium, if any, interest and Liquidated Damages as to each, ratably, without preference or priority of any kind, according to the amounts due and payable on the Notes; and

      THIRD: to the Company or, to the extent the Trustee collects any amount from any Guarantor, to such Guarantor.

            The Trustee may fix a record date and payment date for any payment to Noteholders pursuant to this Section 6.10. The Trustee shall give the Company prior notice of any such record date and payment date; provided, however, that the failure to give any such notice shall not affect the establishment of such record date or payment date or any payment to Noteholders pursuant to this
Section 6.10.

Section 6.11.  Undertaking for Costs.

            In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs,


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including reasonable attorneys' fees, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 hereof or a suit by Holders of more than 10% in principal amount of the Notes then outstanding.

Section 6.12.  Restoration of Rights and Remedies.

            If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this Indenture and such proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Holder, then and in every case, subject to any determination in such proceeding, the Company, the Trustee and the Holders shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and the Holders shall continue as though no such proceeding had been instituted.

                                   ARTICLE 7.

                                     TRUSTEE

Section 7.01.  Duties of Trustee.

            (a) If an Event of Default has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture and use the same degree of care and skill in their exercise as a prudent man would exercise or use under the same circumstances in the conduct of his own affairs.

            (b) Except during the continuance of an Event of Default:

                  (1) The Trustee need perform only those duties that are specifically set forth in this Indenture and no others and no implied covenants or obligations shall be read into this Indenture against the Trustee, except for the covenant of good faith and fair dealing.

                  (2) In the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture but, in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).

            (c) The Trustee may not be relieved from liability for its own negligent action, its own negligent failure to act, or its own willful misconduct, except that:


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                  (1) This paragraph does not limit the effect of paragraph (b)
      of this Section 7.01.

                  (2) In the absence of bad faith on its part, the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer, unless it is proved that the Trustee was negligent in ascertaining the pertinent facts.

                  (3) The Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Sections 6.02 and 6.05 hereof.

            (d) No provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its rights or powers if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity satisfactory to it against such risk or liability is not reasonably assured to it.

            (e) Whether or not therein expressly so provided, paragraphs (a),
(b), (c), (d), (f) and (g) of this Section 7.01 shall govern every provision of this Indenture that in any way relates to the Trustee.

            (f) The Trustee may refuse to perform any duty or exercise any right or power unless it receives indemnity reasonably satisfactory to it against any loss, liability, expense or fee.

            (g) The Trustee shall not be liable for interest on any money received by it except as the Trustee may agree in writing with the Company or any Guarantor. Money held in trust by the Trustee need not be segregated from other funds except to the extent required by the law.

Section 7.02.  Rights of Trustee.

            Subject to Section 7.01 hereof:

            (1) The Trustee may rely on and shall be protected in acting or refraining from acting upon any document reasonably believed by it to be genuine and to have been signed or presented by the proper person. The Trustee need not investigate any fact or matter stated in the document.

            (2) Before the Trustee acts or refrains from acting, it may require an Officers' Certificate or an Opinion of Counsel, or both, which shall conform to the provisions of Section 11.05 hereof. The Trustee shall be protected and shall not be liable for any action it takes or omits to take in good faith in reliance on such certificate or opinion.


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
            (3) The Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent (other than the negligence or willful misconduct of an agent who is an employee of the Trustee) appointed by it with due care.

            (4) The Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers; provided that the Trustee's conduct does not constitute negligence or bad faith.

            (5) The Trustee may consult with counsel of its selection, and the advice or opinion of such counsel as to matters of law shall be full and complete authorization and protection from liability in respect of any action taken, omitted or suffered by it hereunder in good faith and in accordance with the advice or opinion of such counsel.

Section 7.03.  Individual Rights of Trustee.

            The Trustee in its individual or any other capacity may become the owner or pledgee of Notes and may make loans to, accept deposits from, perform services for or otherwise deal with the Company or any Guarantor, or any Affiliates thereof, with the same rights it would have if it were not Trustee. Any Agent may do the same with like rights. The Trustee, however, shall be subject to Sections 7.10 and 7.11 hereof.

Section 7.04.  Trustee's Disclaimer.

            The Trustee makes no representation as to the validity or adequacy of this Indenture or the Notes, it shall not be accountable for the Company's use of the proceeds from the sale of Notes or any money paid to the Company pursuant to the terms of this Indenture and it shall not be responsible for any statement in the Notes or any document used in connection with the sale of the Notes other than its certificate of authentication. The Trustee shall have no liability or responsibility for the acts or omissions of any other trustee appointed hereunder.

Section 7.05.  Notice of Defaults.

            If a Default occurs and is continuing and if it is known to the Trustee based upon information contained in an Officers' Certificate or upon notice from Holders of 25% or more of the aggregate principal amount of the Notes then outstanding, the Trustee shall mail to each Noteholder notice of the Default within 60 days after it occurs. Except in the case of a Default in payment of principal or premium, if any, or interest on the Notes, or that resulted from the failure of the Company to comply with Section 4.19 or 4.20, the Trustee may withhold the notice if and so long as a committee of its Trust Officers in good faith determines it to be in the best interests of the Holders of the Notes to do so.

Section 7.06.  Reports by Trustee to Holders.

            If required by TIA Section 313(a), within 60 days after May 15 of any year, commencing the May 15 following the date of this Indenture, the Trustee shall mail to


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
each Noteholder a brief report dated as of such May 15 that complies with TIA
Section 313(a); provided that no such report need be transmitted if no such events listed in TIA Section 313(a) have occurred within such period. The Trustee also shall comply with TIA Section 313(b)(2). The Trustee shall also transmit by mail all reports as required by TIA Section 313(c) and TIA Section 313(d).

            A copy of each report at the time of its mailing to Noteholders shall be filed with the SEC and each stock exchange on which the Notes are listed. The Company shall promptly notify the Trustee when the Notes are listed on any stock exchange and the Trustee shall comply with TIA Section 313(d).

Section 7.07.  Compensation and Indemnity.

            The Company and the Guarantors (on a joint and several basis) shall pay to the Trustee from time to time such reasonable compensation as shall be agreed in writing between the Company and the Trustee for its services hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust). The Company and the Guarantors (on a joint and several basis) shall reimburse the Trustee upon request for all reasonable disbursements, expenses and advances incurred or made by it in connection with its duties under this Indenture, including the reasonable compensation, disbursements and expenses of the Trustee's agents and counsel.
            The Company and the Guarantors (on a joint and several basis) shall indemnify each of the Trustee and any predecessor Trustee for, and hold it harmless against, any and all loss, damage, claim, liability, reasonable expense (including but not limited to reasonable attorneys' fees and expenses) or taxes (other than taxes based on the income of the Trustee) incurred by it in connection with the acceptance or performance of its duties under this Indenture including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder (including, without limitation, settlement costs). The Trustee shall notify the Company and the Guarantors in writing promptly of any claim asserted against the Trustee for which it may seek indemnity. However, the failure by the Trustee to so notify the Company and the Guarantors shall not relieve the Company or any Guarantor of its obligations hereunder. The Company need not pay for any settlement made without its consent, which consent shall not be unreasonably withheld.

            Notwithstanding the foregoing, the Company and the Guarantors need not reimburse the Trustee for any expense or indemnify it against any loss or liability incurred by the Trustee through its negligence or bad faith. The obligations of the Company and the Guarantors under this Section 7.07 to compensate and indemnify the Trustee and each predecessor Trustee and to pay or reimburse the Trustee and each predecessor Trustee for expenses, disbursements and advances shall be joint and several liabilities of the Company and the Guarantors and shall survive the satisfaction and discharge of this Indenture, including the termination or rejection hereof in any bankruptcy proceeding to the extent permitted by law.


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
            When the Trustee incurs expenses or renders services after an Event of Default specified in Section 6.01(8) or (9) hereof occurs, the expenses and the compensation for the services are intended to constitute expenses of administration under any Bankruptcy Law.

Section 7.08.  Replacement of Trustee.

            The Trustee may resign by so notifying the Company and the Guarantors in writing, such resignation to become effective upon the appointment of a successor Trustee. The Holders of a majority in principal amount of the outstanding Notes may remove the Trustee by notifying the removed Trustee in writing and may appoint a successor Trustee with the Company's written consent which consent shall not be unreasonably withheld. The Company may remove the Trustee at its election if:

            (1) the Trustee fails to comply with Section 7.10 hereof;

            (2) the Trustee is adjudged a bankrupt or an insolvent;

            (3) a receiver or other public officer takes charge of the Trustee or its property; or

            (4) the Trustee otherwise becomes incapable of acting.

            If the Trustee resigns or is removed by the Company or by the Holders of a majority in principal amount of the outstanding Notes and such Holders do not reasonably promptly appoint a successor trustee, or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee.

            If a successor Trustee does not take office within 60 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of at least 25% in principal amount of the outstanding Notes may petition any court of competent jurisdiction for the appointment of a successor Trustee.

            If the Trustee fails to comply with Section 7.10 hereof, any Noteholder may petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

            A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Immediately following such delivery, the retiring Trustee shall, subject to its rights under Section
7.07 hereof, transfer all property held by it as Trustee to the successor Trustee, the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. A successor Trustee shall mail notice of its succession to each Noteholder. Notwithstanding replacement of the Trustee pursuant to this Section 7.08, the Company's obligations under Section
7.07 hereof shall continue for the benefit of the retiring Trustee.


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Section 7.09.  Successor Trustee by Consolidation, Merger or Conversion.

            If the Trustee consolidates with, merges or converts into, or transfers all or substantially all of its corporate trust assets to, another corporation, bank, trust company or national banking association, subject to
Section 7.10 hereof, the successor corporation or national banking association without any further act shall be the successor Trustee.

Section 7.10.  Eligibility; Disqualification.

            This Indenture shall always have a Trustee who satisfies the requirements of TIA Section 310(a)(1) and (2) in every respect. The Trustee shall have a combined capital and surplus of at least $100,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b), including the provision in Section 310(b)(1); provided that there shall be excluded from the operation of TIA Section 310(b)(1) any indenture or indentures under which other securities, or conflicts of interest or participation in other securities, of the Company or the Guarantors are outstanding if the requirements for exclusion set forth in TIA
Section 310(b)(1) are met.

Section 7.11.  Preferential Collection of Claims Against Company.

            The Trustee shall comply with TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b). A Trustee who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated therein.

Section 7.12.  Paying Agents.

            The Company shall cause each Paying Agent other than the Trustee to execute and deliver to it and the Trustee an instrument in which such agent shall agree with the Trustee, subject to the provisions of this Section 7.12:

            (A) that it will hold all sums held by it as agent for the payment of principal of, or premium, if any, or interest on, the Notes (whether such sums have been paid to it by the Company or by any obligor on the Notes) in trust for the benefit of Holders of the Notes or the Trustee;

            (B) that it will at any time during the continuance of any Event of Default, upon written request from the Trustee, deliver to the Trustee all sums so held in trust by it together with a full accounting thereof; and

            (C) that it will give the Trustee written notice within three (3) Business Days of any failure of the Company (or by any obligor on the Notes) in the payment of any installment of the principal of, premium, if any, or interest on, the Notes when the same shall be due and payable.


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
                                   ARTICLE 8.

                       AMENDMENTS, SUPPLEMENTS AND WAIVERS

Section 8.01.     Without Consent of Holders.

                  The Company and/or one or more Guarantors and the Trustee may modify, waive, amend or supplement this Indenture or the Notes without notice to or consent of any Noteholder:

                  (1) to comply with Section 5.01;

                  (2) to provide for uncertificated Notes in addition to or in place of Certificated Notes;

                  (3) to release a Guarantor in accordance with the express provisions of this Indenture;

                  (4) to secure the Notes;

                  (5) to comply with any requirements of the SEC under the TIA;

                  (6) to cure any ambiguity, defect or inconsistency;

                  (7) to make any other change that does not adversely affect the rights of any Noteholder;

                  (8) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Notes; or

                  (9) to add additional Guarantors with respect to the Notes.

                  The Trustee is hereby authorized to join with the Company and the Guarantors in the execution of any supplemental indenture authorized or permitted by the terms of this Indenture and to make any further appropriate agreements and stipulations which may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture which adversely affects its own rights, duties or immunities under this Indenture.

Section 8.02.     With Consent of Holders.

                  The Company and/or one or more Guarantors and the Trustee, with the written consent of Holders of at least a majority in aggregate principal amount of the outstanding Notes, may modify, amend, waive or supplement this Indenture, the Notes or Guarantees, except that no such modification amendment, waiver or supplement shall, without the consent of each Holder affected thereby, (i) reduce the amount of Notes whose Holders must consent to an amendment, modification, supplement, or waiver to this Indenture or the Notes, (ii) reduce the rate of or change the time for payment of interest on any Note, (iii) reduce the principal of or premium or Liquidated Damages on


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
or change the stated maturity of any Note, (iv) make any Note payable in money other than that stated in the Note or change the place of payment to outside of the United States, (v) change the amount or time of any payment required by the Notes or reduce the premium payable upon any redemption of Notes or change the time before which no such redemption may be made, (vi) waive a default on the payment of the principal of, interest, premium or Liquidated Damages on, or redemption payment with respect to any Note (except a rescission of acceleration of the Notes by Holders of at least a majority in aggregate principal amount of the Notes and a waiver of the payment default that resulted from such acceleration to the extent permitted under Section 6.02), (vii) subordinate in right of payment, or otherwise subordinate, the Notes or any Guarantee to any other Indebtedness or obligation of the Company or the Guarantors, (viii) amend, alter, change or modify the obligation of the Company to make and consummate a Change of Control Offer in the event of a Change of Control or make and consummate an Excess Proceeds Offer or waive any Default in the performance of any such offers or modify any of the provisions or definitions with respect to any such offers, (ix) except pursuant to this Indenture, release any Guarantor from its obligations under its Guarantee, or change any Guarantee in a manner that adversely affects Holders of the Notes, (x) take any other action otherwise expressly prohibited by this Indenture to be taken without the consent of each Holder affected thereby or (xi) modify, amend, waive or supplement this Section 8.02, or Section 6.04 or Section 6.07.

                  After a modification, amendment, supplement or waiver under this Section 8.02 becomes effective, the Company shall mail to the Holders a notice briefly describing the modification, amendment, supplement or waiver. Any failure of the Company to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such modification, amendment, supplement or waiver.

                  It shall not be necessary for the consent of the Holders under this Section to approve the particular form of any proposed amendment, modification, supplement or waiver, but it shall be sufficient if such consent approves the substance thereof.

Section 8.03.     Compliance with Trust Indenture Act.

                  Every amendment to or supplement of this Indenture or the Notes shall comply with the TIA as then in effect.

Section 8.04.     Revocation and Effect of Consents.

                  Until a modification, amendment, supplement, waiver or other action becomes effective, a consent to it by a Holder of a Note is a continuing consent conclusive and binding upon such Holder and every subsequent Holder of the same Note or portion thereof, and of any Note issued upon the transfer thereof or in exchange therefor or in place thereof, even if notation of the consent is not made on any such Note. Any such Holder or subsequent Holder, however, may revoke the consent as to his or her Note or portion of a Note, if the Trustee receives the notice of revocation before the date the modification, amendment, supplement, waiver or other action becomes effective. Notwithstanding the foregoing, nothing in this paragraph shall impair the right of any Holder under TIA Section 316(b).


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
                  The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any modification, amendment, supplement, or waiver. If a record date is fixed, then, notwithstanding the preceding paragraph, those Persons who were Holders at such record date (or their duly designated proxies), and only such Persons, shall be entitled to consent to such modification, amendment, supplement, or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date. No such consent shall be valid or effective for more than 90 days after such record date unless the consent of the requisite number of Holders has been obtained.

                  After a modification, amendment, supplement, waiver or other action becomes effective, it shall bind every Noteholder and every subsequent Noteholder.

Section 8.05.     Notation on or Exchange of Notes.

                  If a modification, amendment, supplement or waiver changes the terms of a Note, the Trustee may request the Holder of the Note to deliver it to the Trustee. In such case, the Trustee shall place an appropriate notation on the Note about the changed terms and return it to the Holder. Alternatively, if the Company or the Trustee so determines, the Company in exchange for the Note shall issue and the Trustee shall authenticate a new security that reflects the changed terms. Failure to make the appropriate notation or issue a new Note shall not affect the validity and effect of such modification, amendment, supplement or waiver.

Section 8.06.     Trustee to Sign Amendments, etc.

                  The Trustee shall sign any modification, amendment, supplement or waiver authorized pursuant to this Article 8 if the modification, amendment, supplement or waiver does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing or refusing to sign such modification, amendment, supplement or waiver, the Trustee shall be entitled to receive and, subject to Section 7.01 hereof, shall be fully protected in relying upon an Officers' Certificate and an Opinion of Counsel stating that such modification, amendment, supplement or waiver is authorized or permitted by this Indenture and such supplemental indenture constitutes the legal, valid and binding obligation of the Company and the Guarantors enforceable against each of them in accordance with its terms (subject to customary exceptions). The Company or any Guarantor may not sign a modification, amendment or supplement under Section 8.02 until the Board of Directors of the Company or such Guarantor, as appropriate, approves it.

                                   ARTICLE 9.

                       DISCHARGE OF INDENTURE; DEFEASANCE

Section 9.01.     Discharge of Indenture.

                  The Company and the Guarantors may terminate their obligations under the Notes, the Guarantees and this Indenture, except the obligations referred to in the last paragraph of this Section 9.01, if (i) there shall have been canceled by the Trustee or delivered to the Trustee for cancellation all Notes theretofore authenticated and delivered (other than any Notes that are asserted to have been destroyed, lost or stolen and that shall have been replaced as provided in
Section 2.07 hereof) or (ii) all Notes not theretofore surrendered or delivered to the Trustee for cancellation shall have become due and payable, or are by their terms to become due and payable within one year or are to be called for redemption within one year under arrangements satisfactory to the Trustee, and the Company has paid all sums payable by it hereunder or irrevocably deposited all required sums with the Trustee.

                  After such delivery the Trustee upon request shall acknowledge in writing the discharge of the Company's and the Guarantors' obligations under the Notes, the Guarantees and this Indenture except for those surviving obligations specified below.

                  Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Company in Sections 2.07, 7.07, 9.05, 9.06 and
9.08 hereof shall survive.

Section 9.02.     Legal Defeasance.

                  The Company may at its option, by Board Resolution, be discharged from its obligations with respect to the Notes and the Guarantors discharged from their obligations under the Guarantees on the date the conditions set forth in Section 9.04 below are satisfied (hereinafter, "Legal Defeasance"). For this purpose, such Legal Defeasance means that the Company shall be deemed to have paid and discharged the entire indebtedness represented by the Notes and to have satisfied all its other obligations under such Notes and this Indenture insofar as such Notes are concerned (and the Trustee, at the expense of the Company, shall, subject to Section 9.06 hereof, execute proper instruments acknowledging the same), except for the following which shall survive until otherwise terminated or discharged hereunder: (A) the rights of Holders of outstanding Notes to receive solely from the trust funds described in
Section 9.04 hereof and as more fully set forth in such section, payments in respect of the principal of, premium, if any, and interest on such Notes when such payments are due, (B) the Company's obligations with respect to such Notes under Sections 2.03, 2.04, 2.05, 2.06, 2.07, and 2.08, (C) the rights, powers, trusts, duties, and immunities of the Trustee hereunder (including claims of, or payments to, the Trustee under or pursuant to Section 7.07) and (D) this Article
9. Subject to compliance with this Article 9, the Company may exercise its option under this Section 9.02 with respect to the Notes notwithstanding the prior exercise of its option under Section 9.03 below with respect to the Notes.

Section 9.03.     Covenant Defeasance.

                  At the option of the Company, pursuant to a Board Resolution, the Company and the Guarantors shall be released from their respective obligations under Sections 4.02 through 4.15, inclusive, Sections 4.17 through 4.21, inclusive, Section 4.23, Section 4.24, Section 5.01, Section 6.01(3), Sections 6.01(5) through Section 6.01(7), inclusive, Sections 6.01(8) and 6.01(9) (only with respect to Subsidiaries) and Article 10 hereof with respect to the outstanding Notes on and after the date the conditions set forth



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
in Section 9.04 hereof are satisfied (hereinafter, "Covenant Defeasance") and the Notes shall thereafter be deemed to not be outstanding for purposes of any direction, waiver, consent, declaration or act of the Holders (and the consequences thereof) in connection with such covenants but shall continue to be outstanding for all other purposes hereunder. For this purpose, such Covenant Defeasance means that the Company and the Guarantors may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section or portion thereof, whether directly or indirectly by reason of any reference elsewhere herein to any such specified Section or portion thereof or by reason of any reference in any such specified Section or portion thereof to any other provision herein or in any other document, but the remainder of this Indenture and the Notes shall be unaffected thereby.

Section 9.04.         Conditions to Legal Defeasance or Covenant Defeasance.

                  The following shall be the conditions to application of
Section 9.02 or Section 9.03 to the outstanding Notes:

                  (1) the Company shall irrevocably have deposited or caused to be deposited with the Trustee (or another trustee satisfying the requirements of Section 7.10 hereof who shall agree to comply with the provisions of this
Article 9 applicable to it) as funds in trust for the purpose of making the following payments, specifically pledged as security for, and dedicated solely to, the benefit of the Holders of the Notes, (A) money in an amount, or (B) U.S. Government Obligations which through the scheduled payment of principal and interest in respect thereof in accordance with their terms will provide, not later than the due date of any payment, money in an amount, or (C) a combination thereof, in each case sufficient, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, to pay and discharge, and which shall be applied by the Trustee (or other qualifying trustee) to pay and discharge, the principal of, premium, if any, and accrued interest on the outstanding Notes at the maturity date of such principal, premium, if any, or interest, or on dates for payment and redemption of such principal, premium, if any, and interest selected in accordance with the terms of this Indenture and of the Notes;

                  (2) no Event of Default or Default (other than (i) Defaults or Events of Default related to or arising out of incurrences of Indebtedness (and liens and customary documentation related thereto) the proceeds of which are used to satisfy the requirement in clause (1) above and (ii) Defaults and Events of Default arising under Section 6.01(5) related to Defaults and Events of Default described in clause (i) of this parenthetical) with respect to the Notes shall have occurred and be continuing on the date of such deposit, or shall be continuing on the 91st day after the date of such deposit or, if longer, ending on the day following the expiration of the longest preference period under any Bankruptcy Law applicable to the Company in respect of such deposit (it being understood that this condition shall not be deemed satisfied until the expiration of such period);

                  (3) such Legal Defeasance or Covenant Defeasance shall not result in a breach or violation of, or constitute default under any other agreement or instrument to which the Company is a party or by which it is bound;



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
                  (4) the Company shall have delivered to the Trustee an Opinion of Counsel stating that, as a result of such Legal Defeasance or Covenant Defeasance, neither the trust nor the Trustee will be required to register as an investment company under the Investment Company Act of 1940, as amended;

                  (5) in the case of an election under Section 9.02, the Company shall have delivered to the Trustee an Opinion of Counsel stating that (i) the Company has received from, or there has been published by, the Internal Revenue Service a ruling to the effect that or (ii) there has been a change in any applicable Federal income tax law with the effect that, and such opinion shall confirm that, the Holders of the outstanding Notes or persons in their positions will not recognize income, gain or loss for Federal income tax purposes solely as a result of such deposit, defeasance and discharge and will be subject to Federal income tax on the same amounts, in the same manner, including as a result of prepayment, and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred;

                  (6) in the case of an election under Section 9.03, the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of the outstanding Notes will not recognize income, gain or loss for Federal income tax purposes as a result of such Covenant Defeasance and will be subject to Federal income tax on the same amounts, in the same manner and at the same times as would have been the case if such Covenant Defeasance had not occurred;

                  (7) the Company shall have delivered to the Trustee an Officers' Certificate and an Opinion of Counsel, each stating that all conditions precedent provided for relating to either the Legal Defeasance under
Section 9.02 or the Covenant Defeasance under Section 9.03 (as the case may be) have been complied with; and

                  (8) the Company shall have delivered to the Trustee a certificate stating that the deposit under clause (1) was not made by the Company with the intent of defeating, hindering, delaying or defrauding any creditors of the Company or others.

Section 9.05. Deposited Money and U.S. Government Obligations to Be Held in Trust; Other Miscellaneous Provisions.

                  All money and U.S. Government Obligations (including the proceeds thereof) deposited with the Trustee pursuant to Section 9.04 hereof in respect of the outstanding Notes shall be held in trust and applied by the Trustee, in accordance with the provisions of such Notes and this Indenture, to the payment, either directly or through any Paying Agent as the Trustee may determine, to the Holders of such Notes, of all sums due and to become due thereon in respect of principal, premium, if any, and accrued interest, but such money need not be segregated from other funds except to the extent required by law. The Trustee shall be under no duty to invest such money or U.S. Government Obligations.

                  The Company and the Guarantors shall pay and indemnify the Trustee against any tax, fee or other charge imposed on or assessed against the U.S. Government Obligations deposited pursuant to Section 9.04 hereof or the principal, premium, if any, and interest received in respect thereof other than any such tax, fee or other charge which by law is for the account of the Holders of the outstanding Notes.

                  Anything in this Article 9 to the contrary notwithstanding, the Trustee shall deliver or pay to the Company from time to time upon Company Request any money or U.S. Government Obligations held by it as provided in
Section 9.04 hereof which, in the opinion of a nationally-recognized firm of independent public accountants expressed in a written certification thereof delivered to the Trustee, are in excess of the amount thereof which would then be required to be deposited to effect an equivalent Legal Defeasance or Covenant Defeasance.

Section 9.06.     Reinstatement.

                  If the Trustee or Paying Agent is unable to apply any money or U.S. Government Obligations in accordance with Section 9.01, 9.02 or 9.03 hereof by reason of any legal proceeding or by reason of any order or judgment of any court or governmental authority enjoining, restraining or otherwise prohibiting such application, the obligations of the Company and any Guarantor under this Indenture, the Notes and the Guarantees shall be revived and reinstated as though no deposit had occurred pursuant to this Article 9 until such time as the Trustee or Paying Agent is permitted to apply all such money or U.S. Government Obligations in accordance with Section 9.01 hereof; provided, however, that if the Company or any Guarantors have made any payment of principal of, premium, if any, or accrued interest on any Notes because of the reinstatement of their obligations, the Company or such Guarantors, as the case may be, shall be subrogated to the rights of the Holders of such Notes to receive such payment from the money or U.S. Government Obligations held by the Trustee or Paying Agent.

Section 9.07.     Moneys Held by Paying Agent.

                  In connection with the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent under the provisions of this Indenture shall, upon demand of the Company, be paid to the Trustee, or if sufficient moneys have been deposited pursuant to Section 9.04 hereof, to the Company (or, if such moneys had been deposited by any Guarantors, to such Guarantors),and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.

Section 9.08.     Moneys Held by Trustee.

                  Any moneys deposited with the Trustee or any Paying Agent or then held by the Company or any Guarantors in trust for the payment of the principal of, or premium, if any, or interest on any Note that are not applied but remain unclaimed by the Holder of such Note for two years after the date upon which the principal of, or premium, if any, or interest on such Note shall have respectively become due and payable shall be repaid to the Company (or, if appropriate, the Guarantors) upon Company Request, or if such moneys are then held by the Company or any Guarantors in trust, such moneys shall be released from such trust; and the Holder of such Note entitled to receive such payment shall thereafter, as an unsecured general creditor, look only to the Company and the Guarantors for the payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money shall thereupon cease; provided, however, that the Trustee or any such Paying Agent, before being required to make any such repayment, may, at the expense of the Company and the Guarantors either mail to each Noteholder affected, at the address shown in the register of the Notes maintained by the Registrar pursuant to Section 2.03 hereof, or cause to be published once a week for two successive weeks, in a newspaper published in the English language, customarily published each Business Day and of general circulation in The City of New York, New York, a notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing or publication, any unclaimed balance of such moneys then remaining will be repaid to the Company. After payment to the Company or the Guarantors or the release of any money held in trust by the Company or any Guarantors, as the case may be, Noteholders entitled to the money must look only to the Company and any Guarantors for payment as general unsecured creditors unless applicable abandoned property law designates another person.

                                   ARTICLE 10.

                               GUARANTEE OF NOTES

Section 10.01.    Guarantee.

                  (a) Subject to the provisions of this Article 10, each Guarantor hereby jointly and severally and unconditionally guarantees to each Holder and to the Trustee, on behalf of the Holders, (i) the full and punctual payment of the principal of, and premium, if any, and interest, and Liquidated Damages, if any, on each Note, when and as the same shall become due and payable, whether at maturity, by acceleration or otherwise, the due and punctual payment of interest on the overdue principal of, and premium, if any, and interest on the Notes, to the extent lawful, and the due and punctual performance of all other Obligations of the Company to the Holders or the Trustee all in accordance with the terms of such Note and this Indenture, and
(ii) in the case of any extension of time of payment or renewal of any Notes or any of such other Obligations, that the same will be promptly paid in full when due or performed in accordance with the terms of the extension or renewal, at stated maturity, by acceleration or otherwise. Each Guarantor, by execution of the Guarantee, agrees that its obligations thereunder and hereunder shall be absolute and unconditional, irrespective of, and shall be unaffected by, any invalidity, irregularity or unenforceability of any such Note or this Indenture, any failure to enforce the provisions of any such Note or this Indenture, any waiver, modification or indulgence granted to the Company with respect thereto by the Holder of such Note or the Trustee, or any other circumstances which may otherwise constitute a legal or equitable discharge of a surety or such Guarantor.

                  (b) Each Guarantor, by execution of the Guarantee, waives diligence, presentment, demand of payment, filing of claims with a court in the event of merger or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to any such Note or the Indebtedness evidenced thereby and all demands whatsoever, and covenants that the Guarantee will not be discharged as to any such Note except by payment in full of the principal thereof, premium if any, and interest thereon and as provided in Sections 9.01, 9.02, 9.03 and 10.04 hereof. The obligations of each Guarantor hereunder shall not be affected by (i) the failure of any Holder or the Trustee to assert any claim or demand or to enforce any right or remedy against the Company or any other Person under this Indenture, the Registration Rights Agreement, the Purchase Agreement, the Notes or any other agreement or otherwise; (ii) any extension or renewal of any thereof; (iii) any rescission, waiver, amendment or modification of any of the terms or provisions of this Indenture, the Registration Rights Agreement, the Notes or any other agreement; (iv) the release of any security held by any Holder or the Trustee for the Obligations or any of them; (v) the failure of any Holder or Trustee to exercise any right or remedy against any other Guarantor of the Obligations; or (vi) any change in the ownership of such Guarantor, except as provided in Section 10.04. If any Holder or the Trustee is required by any court or otherwise to return to the Company or any Guarantor or any Custodian, trustee, liquidator or other similar official acting in relation to either the Company or any Guarantor, any amount paid by either the Company or any Guarantor to the Holder or Trustee, each Guarantor's Guarantee, to the extent therefor discharged, shall be reinstated in full force and effect. Each Guarantor further agrees that, as between such Guarantor, on the one hand, and the Holders and the Trustee, on the other hand, (x) the maturity of the Obligations guaranteed by the Guarantee may be accelerated as provided in Article 6 hereof for the purposes of the Guarantee, notwithstanding any stay, injunction or other prohibition preventing such acceleration in respect of the Obligations guaranteed thereby, and (y) in the event of any declaration of acceleration of such Obligations as provided in Article 6 hereof, such Obligations (whether or not due and payable) shall forthwith become due and payable by each Guarantor for the purpose of the Guarantee. In addition, without limiting the foregoing provisions, upon the effectiveness of an acceleration under Article 6 hereof, the Trustee shall promptly make a demand for payment on the Notes under the Guarantee provided for in this Article 10. Failure to make such demand shall not affect the validity or enforceability of the Guarantee upon any Guarantor.

                  (c) A Guarantee shall not be valid or become obligatory for any purpose with respect to a Note unless the certificate of authentication on such Note shall have been signed by or on behalf of the Trustee.

                  (d) Each Guarantor also agrees to pay any and all costs and expenses (including reasonable attorneys' fees) incurred by the Trustee or any Holder in enforcing any rights under this section.

Section 10.02.    Execution and Delivery of Guarantees.

                  (a) To evidence the Guarantee set forth in this Article 10, each Guarantor hereby agrees that a notation of such Guarantee may be placed on each Note authenticated and made available for delivery by the Trustee and that this Guarantee shall be executed on behalf of each Guarantor by the manual or facsimile signature of an Officer of each Guarantor.

                  (b) Each Guarantor hereby agrees that the Guarantee set forth in Section 10.01 shall remain in full force and effect notwithstanding any failure to endorse on each Note a notation of such Guarantee.

                  (c) If an Officer of a Guarantor whose signature is on the Guarantee no longer holds that office at the time the Trustee authenticates the Note on which the Guarantee is endorsed, the Guarantee shall be valid nevertheless.

                  (d) The delivery of any Note by the Trustee, after the authentication thereof hereunder, shall constitute due delivery of the Guarantee set forth in this Indenture on behalf of each Guarantor.

Section 10.03.        Limitation of Guarantee.

                   The obligations of each Guarantor will be limited to the maximum amount as will, after giving effect to all other contingent and fixed liabilities of such Guarantor and after giving effect to any collections from or payments made by or on behalf of any other Guarantor in respect of the obligations of such other Guarantor under its Guarantee or pursuant to its contribution obligations under this Indenture, result in the obligations of such Guarantor under the Guarantee not constituting a fraudulent conveyance or fraudulent transfer under Federal or state law. Each Guarantor that makes a payment or distribution under a Guarantee shall be entitled to a contribution from each other Guarantor in a pro rata amount based on the Adjusted Net Assets of each Guarantor.

Section 10.04.    Release of Guarantor.

                  (a) No Guarantor may consolidate with or merge with or into (whether or not such Guarantor is the surviving Person), another Person (other than the Company or any other Guarantor) whether or not affiliated with such Guarantor unless (i) subject to the provisions of the following paragraph (b), the Person formed by or surviving any such consolidation or merger (if other than such Guarantor) assumes all the obligations of such Guarantor, pursuant to a supplemental indenture in form and substance reasonably satisfactory to the Trustee in respect of the Notes, this Indenture and such Guarantor's Guarantee, and (ii) immediately after giving effect to such transaction, no Default or Event of Default exists.

                  (b) In the event of a sale or other disposition of all or substantially all of the assets of any Guarantor to a third party or an Unrestricted Subsidiary in a transaction that does not violate any of the covenants in this Indenture (including, without limitation, Section 4.21), by way of merger, consolidation or otherwise, or a sale or other disposition of all of the capital stock of any Guarantor, or the designation of such Guarantor as an Unrestricted Subsidiary in accordance with this Indenture, then (i) in the event of a sale or other disposition, by way of such a merger, consolidation or otherwise, of all of the capital stock of such Guarantor, or in the event of such designation, such Guarantor will be released from and relieved of any obligations under its Guarantee, or (ii) in the event of a sale or other disposition of all of the assets of such Guarantor, the Person acquiring such assets will not be required to assume the obligations of such Guarantor under its Guarantee.

                  (c) If the lenders under the New Credit Facility or under any Refinancing Indebtedness related to the New Credit Facility release the guarantees of such Indebtedness and no other Indebtedness is outstanding which would require the execution and delivery of a Guarantee pursuant to Section 4.10 hereof, then upon written request of the Company, the Guarantors shall be released from their obligations under this Indenture.

Section 10.05.    Additional Guarantors.

                  (a) The Company covenants and agrees that it will cause any Person which becomes obligated to guarantee the Notes, pursuant to the terms of this Indenture, including, without limitation, Section 4.10 and Section 10.04 hereof, within ten Business Days after such obligation exists, to execute and deliver to the Trustee a supplemental indenture in the form of Exhibit E hereto (which supplemental indenture may be executed by the Company on behalf of the Guarantors (other than such Person which becomes obligation to guarantee the Notes) pursuant to a power of attorney granted by such Guarantors to the Company) pursuant to which such Subsidiary shall become a Guarantor under this
Article 10 and shall Guarantee the Obligations. Concurrently with the execution and delivery of such supplemental indenture, the Company shall deliver to the Trustee an Opinion of Counsel and an Officers' Certificate to the effect that such supplemental indenture has been duly authorized, executed and delivered by such Subsidiary (such Opinion of Counsel regarding due authorization, execution and delivery (to the same extent delivered by counsel to the Company as of the Closing Date) shall be required only if such Guarantor is organized under the laws of the State of Arizona or the State of Delaware) and that, subject to the application of bankruptcy, insolvency, moratorium, fraudulent conveyance or transfer and other similar laws relating to creditors' rights generally and to the principles of equity, whether considered in a proceeding at law or in equity, the Guarantee of such Guarantor is a legal, valid and binding obligation of such Guarantor, enforceable against such Guarantor in accordance with its terms; provided, that the enforceability opinion of such counsel may be limited and qualified to the same extent as the opinion of counsel to the Company delivered as of the Closing Date.

                  (b) Any Guarantor that is designated an Unrestricted Subsidiary in accordance with the terms of this Indenture shall be released from and relieved of its obligations under its Guarantee and any (i) Unrestricted Subsidiary that ceases to be an Unrestricted Subsidiary and (ii) any Subsidiary which is not a Guarantor which becomes a domestic, Wholly Owned Subsidiary (excluding Coronado Health Services, Inc.) will be required to execute a Guarantee in accordance with the terms of this Indenture.


                                   ARTICLE 11.

                                  MISCELLANEOUS

Section 11.01.    Trust Indenture Act Controls.

                  If any provision of this Indenture limits, qualifies or conflicts with another provision which is required to be included in this Indenture by the TIA, the required provision shall control.

Section 11.02.    Notices.

                  Any notice or communication shall be given in writing and delivered in person, sent by facsimile, delivered by commercial courier service or mailed by first-class mail, postage prepaid, addressed as follows:

                  If to the Company or any Guarantor:

                  Rural/Metro Corporation
                  8401 East Indian School Road
                  Scottsdale, Arizona  85251
                  Attention:    Chief Financial Officer, Mr. Mark Liebner
                  and to:       General Counsel, Steven Lee, Esq.
                  Telecopier No.:  602-481-3328

                  With a copy to:

                  O'Connor, Cavanagh, Anderson, Killingsworth & Beshears One East Camelback, Suite 1100
                  Phoenix, Arizona  85012
                  Attention:    John Furman, Esq.
                  and to:       Jean Harris, Esq.
                  Telecopier No.:  602-263-2900

                  If to the Trustee:

                  The First National Bank of Chicago
                  One North State Street
                  Ninth Floor, Suite 0126
                  Chicago, Illinois  60670-0126
                  Attention:  Corporate Trust Administration
                  Telecopier No.:  312-407-1708

                  Such notices or communications shall be effective when received and shall be sufficiently given if so given within the time prescribed in this Indenture.

                  The Company, any Guarantor or the Trustee by written notice to the other may designate additional or different addresses for subsequent notices or communications.

                  Any notice or communication mailed to a Holder shall be mailed to him or her by first-class mail, postage prepaid, at his or her address shown on the register kept by the Registrar. If a notice or communication to a Holder is mailed in the manner provided above, it shall be deemed duly given on the date so deposited in the mail, whether or not the addressee receives it.

                  Failure to mail a notice or communication to a Holder or any defect in it shall not affect its sufficiency with respect to other Holders.



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                  In case, by reason of the suspension of regular mail service, or by reason of any other cause, it shall be impossible to mail any notice as required by this Indenture, then such method of notification as shall be made with the approval of the Trustee shall constitute a sufficient mailing of such notice.

Section 11.03.    Communications by Holders with Other Holders.

                  Holders may communicate pursuant to TIA Section 312(b) with other Holders with respect to their rights under this Indenture or the Notes. The Company, the Guarantors, the Trustee, the Registrar and anyone else shall have the protection of TIA Section 312(c).

Section 11.04.    Certificate and Opinion as to Conditions Precedent.

                  Upon any request or application by the Company or any Guarantor to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee at the request of the Trustee:

                  (1) an Officers' Certificate (which shall include the statements set forth in Section 11.05) in form and substance reasonably satisfactory to the Trustee stating that, in the opinion of the signers, all conditions precedent and covenants, if any, provided for in this Indenture relating to the proposed action have been satisfied;

                  (2) an Opinion of Counsel (which shall include the statements set forth in Section 11.05) in form and substance reasonably satisfactory to the Trustee stating that, with respect to questions of law, in the opinion of such counsel, all such conditions precedent and covenants have been satisfied; and

                  (3) where applicable, a certificate or opinion by an independent certified public accountant satisfactory to the Trustee that complies with TIA Section 314(c).

Section 11.05.    Statements Required in Certificate and Opinion.

                  Each certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

                  (1) a statement that the Person making such certificate or opinion has read such covenant or condition;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of such Person, he or she has made such examination or investigation as is necessary to enable her or him to express an informed opinion as to whether or not such covenant or condition has been satisfied; and

                  (4) a statement as to whether or not, in the opinion of such Person, such covenant or condition has been satisfied.

Section 11.06.    When Treasury Notes Disregarded.

                  In determining whether the Holders of the required aggregate principal amount of Notes have concurred in any direction, waiver or consent, Notes owned by the Company, any Guarantor or any other obligor on the Notes or by any Affiliate of any of them shall be disregarded as though they were not outstanding, except that for the purposes of determining whether the Trustee shall be protected in relying on any such direction, waiver or consent, only Notes which the Trustee actually knows are so owned shall be so disregarded. Notes so owned which have been pledged in good faith shall not be disregarded if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to the Notes and that the pledgee is not the Company, a Guarantor or any other obligor upon the Notes or any Affiliate of any of them.

Section 11.07.    Rules by Trustee and Agents.

                  The Trustee may make reasonable rules for action by or at meetings of Holders. The Registrar or Paying Agent may make reasonable rules and set reasonable requirements for their functions.

Section 11.08.    Business Days; Legal Holidays.

                  A "Business Day" is a day that is not a Legal Holiday. A "Legal Holiday" is a Saturday, a Sunday, a federally-recognized holiday or a day on which banking institutions are not required to be open in the State of New York. If a payment date is a Legal Holiday at a place of payment, payment may be made at that place on the next succeeding day that is not a Legal Holiday, and no interest shall accrue for the intervening period.

Section 11.09.    Governing Law.

                  THIS INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE OR THE NOTES.

Section 11.10.    No Adverse Interpretation of Other Agreements.

                  This Indenture may not be used to interpret another indenture, loan, security or debt agreement of the Company or any Subsidiary thereof. No such indenture, loan, security or debt agreement may be used to interpret this Indenture.

Section 11.11.    No Recourse Against Others.

                  No recourse for the payment of the principal of or premium, if any, or interest on any of the Notes, or for any claim based thereon or otherwise in respect thereof, and no recourse under or upon any obligation, covenant or agreement of the Company or any Guarantor in this Indenture or in any supplemental indenture, or in any of the Notes, or because of the creation of any Indebtedness represented thereby, shall be had against any stockholder, incorporator, officer, director, member, partner, affiliate, beneficiary or employee, as such, past, present or future, of the Company or any Guarantor, or of any successor corporation or against the property or assets of any such stockholder, incorporator, officer, director, member, partner, affiliate, beneficiary or employee, either directly or through the Company or any successor corporation thereof, whether by virtue of any constitution, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly understood that this Indenture and the Notes are solely obligations of the Company and the Guarantors, and that no such personal liability whatever shall attach to, or is or shall be incurred by, any stockholder, incorporator, officer, director, member, partner, affiliate, beneficiary or employee of the Company or any Guarantor, or any successor corporation thereof, because of the creation of the indebtedness hereby authorized, or under or by reason of the obligations, covenants or agreements contained in this Indenture or the Notes or implied therefrom, and that any and all such personal liability of, and any and all claims against every stockholder, incorporator, officer, director, member, partner, affiliate, beneficiary and employee, are hereby expressly waived and released as a condition of, and as a consideration for, the execution of this Indenture and the issuance of the Notes. It is understood that this limitation on recourse is made expressly for the benefit of any such stockholder, incorporator, officer, director, member, partner, affiliate, beneficiary or employee and may be enforced by any one or all of them.

Section 11.12.    Successors.

                  All agreements of the Company and the Guarantors in this Indenture and the Notes shall bind their respective successors except as otherwise provided in Section 10.04. All agreements of the Trustee, any additional trustee and any Paying Agents in this Indenture shall bind its successor.

Section 11.13.    Multiple Counterparts.

                  The parties may sign multiple counterparts of this Indenture. Each signed counterpart shall be deemed an original, but all of them together represent one and the same agreement.

Section 11.14.    Table of Contents, Headings, etc.

                  The table of contents, cross-reference sheet and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.

Section 11.15.    Separability.

                  Each provision of this Indenture shall be considered separable and if for any reason any provision which is not essential to the effectuation of the basic purpose of this Indenture or the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

                   IN WITNESS WHEREOF, the parties have caused this Indenture to be duly executed, all as of the date and year first written above.

                                    RURAL/METRO CORPORATION
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Chief Financial Officer and
                                              Senior Vice President
                                              ----------------------------


                                    THE FIRST NATIONAL BANK OF CHICAGO
                                    as Trustee

                                    By: /s/ Janice Ott Rotunno
                                       -----------------------------------
                                       Name: Janice Ott Rotunno
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    AID AMBULANCE AT VIGO COUNTY, INC.
                                    an Indiana corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                    AMBULANCE TRANSPORT SYSTEMS, INC.
                                    a New Jersey corporation

                                    By: /s/ Mark E. Liebner
                                        ----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    AMERICAN LIMOUSINE SERVICE, INC.
                                    an Ohio corporation

                                    By: /s/ Mark E. Liebner
                                        ----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                    ARROW AMBULANCE, INC.
                                    an Idaho corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    BEACON TRANSPORTATION, INC.
                                    a New York corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                    CITY WIDE AMBULANCE SERVICE, INC.
                                    an Ohio corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    CORNING AMBULANCE SERVICE INC.
                                    a New York corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    DONLOCK, LTD.
                                    a Pennsylvania corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    E.M.S. VENTURES, INC.
                                    a Georgia corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                    EMS VENTURES OF SOUTH CAROLINA, INC.
                                    a South Carolina corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    EASTERN AMBULANCE SERVICE, INC.
                                    a Nebraska corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    EASTERN PARAMEDICS, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    GOLD CROSS AMBULANCE SERVICES, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    GOLD CROSS AMBULANCE SERVICES OF PA., INC.
                                    an Ohio corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    KEEFE & KEEFE, INC.
                                    a New York corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                    KEEFE & KEEFE AMBULETTE, LTD.
                                    a New York corporation


                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    LASALLE AMBULANCE INC.
                                    a New York corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    MEDI-CAB OF GEORGIA, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    MEDICAL EMERGENCY DEVICES AND SERVICES
                                    (MEDS), INC.
                                    an Arizona corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    MEDICAL TRANSPORTATION SERVICES, INC.
                                    a South Dakota corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------



                                    MEDSTAR EMERGENCY MEDICAL SERVICES, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                    MERCURY AMBULANCE SERVICE, INC.
                                    a Kentucky corporation


                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    METRO CARE CORP.
                                    an Ohio corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    MO-RO-KO, INC.
                                    an Arizona corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    MULTI CAB INC..
                                    a New Jersey corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                    MULTI-CARE INTERNATIONAL, INC.
                                    a New Jersey corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    MULTI-CARE MEDICAL CAR SERVICE, INC.
                                    a New Jersey corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                    MULTI-HEALTH CORP.
                                    a Florida corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    MYERS AMBULANCE SERVICE, INC.
                                    an Indiana corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    NATIONAL AMBULANCE & OXYGEN
                                    SERVICE, INC.
                                    a New York corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    NORTH MISS. AMBULANCE SERVICE, INC.
                                    a Mississippi corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    PHYSICIANS AMBULANCE SERVICE, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    PROFESSIONAL MEDICAL SERVICES, INC.
                                    an Arkansas corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                    RISC AMERICA ALABAMA
                                    FIRE SAFETY SERVICES, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    R/M MANAGEMENT CO., INC.
                                    an Arizona corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    R/M OF MISSISSIPPI, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    R/M OF TENNESSEE G.P., INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    R/M OF TENNESSEE L.P., INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    R/M OF TEXAS G.P., INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                    R/M PARTNERS, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RMC CORPORATE CENTER, L.L.C.
                                    an Arizona limited liability company

                                    By:  RURAL/METRO CORPORATION,
                                            an Arizona corporation
                                            Its Member

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO ARGENTINA, L.L.C.
                                    an Arizona limited liability company

                                    By:  RURAL/METRO INTERNATIONAL, INC.
                                            a Delaware corporation
                                            Its Member

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO BRASIL, L.L.C.
                                    an Arizona corporation

                                    By:  RURAL/METRO INTERNATIONAL, INC.
                                            a Delaware corporation
                                            Its Member

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                    RURAL/METRO CANADIAN HOLDINGS, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO COMMUNICATIONS
                                    SERVICES, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO CORPORATION
                                    an Arizona corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO CORPORATION OF FLORIDA
                                    a Florida corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO CORPORATION OF TENNESSEE
                                    a Tennessee corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO FIRE DEPT., INC.
                                    an Arizona corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                    RURAL/METRO INTERNATIONAL, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO MID-ATLANTIC, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO OF ALABAMA, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO OF ARGENTINA, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO OF ARKANSAS, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------



                                    RURAL/METRO OF ARLINGTON, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                    RURAL/METRO OF BRASIL, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO OF CALIFORNIA, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO OF CENTRAL ALABAMA, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO OF CENTRAL OHIO, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                    RURAL/METRO OF GEORGIA, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO OF INDIANA, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                    RURAL/METRO OF INDIANA, L.P.
                                    a Delaware limited partnership

                                    By:  THE AID AMBULANCE COMPANY, INC.
                                            a Delaware corporation
                                            Its General Partner

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO OF INDIANA II., L.P.
                                    a Delaware corporation

                                    By:  THE AID AMBULANCE COMPANY, INC.
                                            a Delaware corporation
                                            Its General Partner

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO OF KENTUCKY, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO OF MISSISSIPPI, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO OF NEBRASKA, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                    RURAL/METRO OF NEW YORK, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO OF NORTH FLORIDA, INC.
                                    a Florida corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO OF OHIO, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO OF OREGON, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO OF ROCHESTER, INC.
                                    a New York corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO OF SAN DIEGO, INC.
                                    a California corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                    RURAL/METRO OF SOUTH CAROLINA, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO OF SOUTH DAKOTA, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO OF TENNESSEE, L.P.
                                    a Delaware limited partnership

                                    By:  R/M OF TENNESSEE, G.P., INC.,
                                            a Delaware corporation
                                            Its General Partner

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO OF TEXAS, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO OF TEXAS, L.P.
                                    a Delaware limited partnership

                                    By:  R/M OF TEXAS G.P., INC.
                                            a Delaware corporation
                                            Its General Partner

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                    RURAL/METRO PROTECTION SERVICES, INC.
                                    an Arizona corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    RURAL/METRO TEXAS HOLDINGS, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    SW GENERAL, INC.
                                    an Arizona corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------



                                    SIOUX FALLS AMBULANCE, INC.
                                    a South Dakota corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    SOUTH GEORGIA EMERGENCY
                                    MEDICAL SERVICES, INC.
                                    a Georgia corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                    SOUTHWEST AMBULANCE OF CASA
                                    GRANDE, INC.
                                    an Arizona corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    SOUTHWEST AMBULANCE OF
                                    SOUTHEASTERN ARIZONA, INC.
                                    an Arizona corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    SOUTHWEST AMBULANCE OF TUCSON, INC.
                                    an Arizona corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    SOUTHWEST GENERAL SERVICES, INC.
                                    an Arizona corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    THE AID AMBULANCE COMPANY, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                    THE AID COMPANY, INC.
                                    an Indiana corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    THE WESTERN NEW YORK EMERGENCY
                                    MEDICAL SERVICES TRAINING INSTITUTE INC.
                                    a New York corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    TOWNS AMBULANCE SERVICE, INC.
                                    a New York corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    UNITED MEDICAL SERVICES, INC.
                                    a Washington corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------


                                    VALLEY FIRE SERVICE, INC.
                                    a Delaware corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------



                                    W & W LEASING COMPANY, INC.
                                    an Arizona corporation

                                    By: /s/ Mark E. Liebner
                                       -----------------------------------
                                       Name: Mark E. Liebner
                                             -----------------------------
                                       Title: Vice President
                                              ----------------------------

                                    EXHIBIT A

                                  FORM OF NOTE

                                 (FACE OF NOTE)


[Delete this paragraph in the case of an Unrestricted Certificated Note or an Unrestricted Global Note] THIS SECURITY HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS AND ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED EXCEPT AS SET FORTH IN THE FOLLOWING SENTENCE. BY ITS ACQUISITION HEREOF, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) OR (B) IT IS A NON-U.S. PERSON THAT IS OUTSIDE THE UNITED STATES; (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS SECURITY EXCEPT (A) TO THE COMPANY, (B) TO A "QUALIFIED INSTITUTIONAL BUYER" AS DEFINED IN RULE 144A IN A TRANSACTION IN COMPLIANCE WITH RULE 144A UNDER THE SECURITIES ACT, (C) TO AN INSTITUTIONAL "ACCREDITED INVESTOR" AS DEFINED IN RULE 501(a)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT THAT, PRIOR TO SUCH TRANSFER, FURNISHES TO THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE RESTRICTIONS ON TRANSFER OF THIS SECURITY (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE), (D) PURSUANT TO THE EXEMPTION FROM REGISTRATION PROVIDED BY RULE 144 UNDER THE SECURITIES ACT (IF AVAILABLE), (E) OUTSIDE THE UNITED STATES TO A PERSON THAT IS NOT A "U.S. PERSON" AS DEFINED IN RULE 902 UNDER THE SECURITIES ACT IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 904 UNDER THE SECURITIES ACT OR (F) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, SUBJECT IN EACH OF THE FOREGOING CASES TO ANY REQUIREMENT OF LAW THAT THE DISPOSITION OF SUCH HOLDER'S PROPERTY OR THE PROPERTY OF SUCH ACCOUNT AT ALL TIMES BE WITHIN ITS CONTROL AND TO COMPLIANCE WITH APPLICABLE SECURITIES LAWS OF ANY JURISDICTION; AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS SECURITY IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THE TRANSFER RESTRICTIONS SET FORTH IN THIS LEGEND. IN CONNECTION WITH ANY TRANSFER OF ANY CERTIFICATED SECURITY, THE HOLDER MUST CHECK THE APPROPRIATE BOX SET FORTH ON THE REVERSE OF SUCH CERTIFICATED SECURITY RELATING TO THE MANNER OF SUCH TRANSFER AND SUBMIT SUCH CERTIFICATED SECURITY TO THE TRUSTEE. IF ANY PROPOSED TRANSFEREE IS AN INSTITUTIONAL ACCREDITED INVESTOR, THE HOLDER MUST, PRIOR TO SUCH TRANSFER, FURNISH TO THE TRUSTEE AND THE COMPANY SUCH CERTIFICATIONS, LEGAL OPINIONS OR OTHER INFORMATION AS EITHER

OF THEM MAY REASONABLY REQUIRE TO CONFIRM THAT SUCH TRANSFER IS BEING MADE PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OR APPLICABLE SECURITIES LAWS OF ANY JURISDICTION. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS SECURITY IN VIOLATION OF THE FOREGOING RESTRICTIONS.

[Delete this paragraph in the case of a Certificated Note] THIS GLOBAL NOTE IS HELD BY THE DEPOSITARY (AS DEFINED IN THE INDENTURE GOVERNING THIS NOTE) OR ITS NOMINEE IN CUSTODY FOR THE BENEFIT OF THE BENEFICIAL OWNERS THEREOF, AND IS NOT TRANSFERABLE TO ANY PERSON UNDER ANY CIRCUMSTANCES EXCEPT THAT (I) THE TRUSTEE MAY MAKE SUCH NOTATIONS HEREON AS MAY BE REQUIRED PURSUANT TO SECTION 2.06 OF THE INDENTURE, (II) THIS GLOBAL NOTE MAY BE EXCHANGED IN WHOLE BUT NOT IN PART PURSUANT TO SECTION 2.06(a) OF THE INDENTURE, (III) THIS GLOBAL NOTE MAY BE DELIVERED TO THE TRUSTEE FOR CANCELLATION PURSUANT TO SECTION 2.10 OF THE INDENTURE AND (IV) THIS GLOBAL NOTE MAY BE TRANSFERRED TO A SUCCESSOR DEPOSITARY WITH THE PRIOR WRITTEN CONSENT OF THE COMPANY.

                                                         CUSIP NUMBER __________

                             RURAL/METRO CORPORATION

                           7-7/8% SENIOR NOTE DUE 2008


                  RURAL/METRO CORPORATION, a Delaware corporation (the "Company", which term includes any successor corporation), for value received promises to pay to ___________________ or registered assigns the principal sum of ___________________ Dollars, on March 15, 2008.

         Interest Payment Dates: March 15 and September 15, commencing September 15, 1998

         Record Dates:  March 1 and September 1

                  Reference is made to the further provisions of this Note contained herein, which will for all purposes have the same effect as if set forth at this place.



                           [Intentionally left blank]

                  IN WITNESS WHEREOF, the Company has caused this Note to be signed manually or by facsimile by its duly authorized officers.

Dated:  ____________ ____, 1998

                                           RURAL/METRO CORPORATION,
                                           a Delaware corporation


                                           By: _________________________________
                                              Name:
                                              Title:


                                           By: _________________________________
                                              Name:
                                              Title:

Certificate of Authentication:
This is one of the 7-7/8% Senior
Notes due 2008 referred to in
the within-mentioned Indenture

THE FIRST NATIONAL BANK OF CHICAGO,
as Trustee

By:  ___________________________________
         Authorized Signatory

                                 (REVERSE SIDE)

                             RURAL/METRO CORPORATION

                           7-7/8% SENIOR NOTE DUE 2008


1.   INTEREST.

                  (a) Rural/Metro Corporation, a Delaware corporation (the "Company"), promises to pay interest on the principal amount of this Note at a rate of 7-7/8% per annum from the date of original issuance until maturity. Interest is payable semi-annually in arrears on March 15 and September 15 of each year, commencing on September 15, 1998, to Holders of record of the Notes at the close of business on the immediately preceding March 1 and September 1, respectively (whether or not a Business Day). Interest on the Notes will accrue from the most recent date to which interest has been paid or, if no interest has been paid, from the date of original issuance. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months. The Notes will be issued in denominations of $1,000 and any integral multiple of $1,000. The Company shall pay interest on overdue principal at 9-7/8% per annum, and it shall pay interest on overdue installments of interest at the same rate to the extent lawful.

                  [Delete the following paragraph in the case of an Unrestricted Certificated Note or an Unrestricted Global Note]

                  (b) If (i) the Company fails to file any of the Registration Statements required by the Registration Rights Agreement on or before the date specified for such filing, (ii) any of such Registration Statements is not declared effective by the Commission on or prior to the date specified for such effectiveness (the "Effectiveness Target Date"), (iii) the Company fails to consummate the Exchange Offer within 30 business days of the Effectiveness Target Date with respect to the Exchange Offer Registration Statement or (iv) the Shelf Registration Statement or the Exchange Offer Registration Statement is declared effective but thereafter ceases to be effective or useable in connection with resales of Transfer Restricted Securities during the periods specified in the Registration Rights Agreement (each such event referred to in clauses (i) through (iv) above a "Registration Default"), then the Company will pay Liquidated Damages to each holder of Notes, with respect to the first 90-day period immediately following the occurrence of the first Registration Default, in an amount equal to one-half of one percentage point (0.5%) per annum of the principal amount of Notes held by such holder. The amount of the Liquidated Damages will increase by an additional one-half of one percent (0.5%) per annum for each subsequent 90-day period until all Registration Defaults have been cured, up to a maximum amount of one and one-half percent (1.5%) per annum. All accrued Liquidated Damages will be paid by the Company on each Interest Payment Date to the holder of any Global Note by wire transfer of immediately available funds or by federal funds check and to holders of Certificated Securities by wire transfer to the accounts specified by them or by mailing checks to their registered addresses if no such accounts have been specified.

2.   METHOD OF PAYMENT.

                  The Company will pay interest on the Notes (except defaulted interest) and Liquidated Damages to the Persons who are registered Holders of Notes at the close of business on the March 1 and September 1 next preceding the Interest Payment Date, even if such Notes are canceled after such record date and on or before such Interest Payment Date, except as provided in Section 2.11 of the Indenture with respect to defaulted interest. If this Note is a Global Note, payments in respect of this Note (including principal, premium, interest and Liquidated Damages, if any) shall be made by wire transfer of immediately available funds to the accounts specified by the Holder hereof. If this Note is a Certificated Note, the Company will make all payments of principal, premium, interest and Liquidated Damages, if any, by wire transfer of immediately available funds to the accounts specified by the Holder hereof or, if no such account is specified, by mailing a check to such Holder's registered address. Such payment shall be in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts.

3.   PAYING AGENT AND REGISTRAR.

                  Initially, The First National Bank of Chicago, the Trustee under the Indenture, will act as Paying Agent.

4.   INDENTURE.

                  The Company issued this Note under an Indenture dated as of March 16, 1998 (as such may be amended, supplemented or otherwise modified from time to time, the "Indenture") among the Company, the Guarantors and the Trustee. The terms of this Note include those stated in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939 (15 U.S. Code Sections 77aaa-77bbbb) as in effect on the date of the Indenture. This Note is subject to all such terms, and the Holder of this Note is referred to the Indenture and said Trust Indenture Act for a statement of them. All capitalized terms in this Note, unless otherwise defined, have the meanings assigned to them in the Indenture. The Notes will be limited to up to $150,000,000 aggregate principal amount.

5.   OPTIONAL REDEMPTION.

                  (a) Except as set forth below, the Notes will not be redeemable at the option of the Company prior to March 15, 2003. Thereafter, the Notes will be redeemable at any time, and from time to time, at the option of the Company, in whole or in part, at the redemption prices set forth in Section
3.07 of the Indenture.

                  (b) Notwithstanding the foregoing, at any time prior to March 15, 2001, the Company may redeem up to an aggregate of $52,000,000 in principal amount of Notes at a redemption price equal to 107.875% Redemption Date with the net cash proceeds of one or more Public Equity Offerings, provided that at least $98,000,000 million in principal amount of Notes remains outstanding immediately following each such redemption and that any such redemption occurs within 90 days following the closing of any such Public Equity Offering.

6.   MANDATORY REDEMPTION.

                  Except as set forth under Sections 4.19 and 4.20 of the Indenture the Company is not obligated to make any mandatory redemption of or sinking fund payments with respect to the Notes.

7.   NOTICE OF REDEMPTION.

                  Notice of redemption will be mailed via first class mail at least 30 days but not more than 60 days prior to the Redemption Date to each Holder of Notes to be redeemed at its registered address as it shall appear on the register of the Notes maintained by the Registrar. On and after any Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption unless the Company shall fail to deposit the redemption price of such Notes or portions thereof with the paying agent.

8.   OFFERS TO PURCHASE.

                  The Indenture requires that certain proceeds from Asset Sales be used, subject to further limitations contained therein, to make an offer to purchase certain amounts of Notes in accordance with the procedures set forth in the Indenture. The Company is also required to make an offer to purchase Notes upon occurrence of a Change of Control in accordance with procedures set forth in the Indenture.

9.   DENOMINATIONS, TRANSFER, EXCHANGE.

                  The Notes are in registered form without coupons in denominations of $1,000 and integral multiples thereof. A Holder may register the transfer or exchange of Notes in accordance with the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and the Company may require a Holder to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not register the transfer of or exchange any Note selected for redemption or register the transfer of or exchange any Note for a period of 15 days before a selection of Notes to be redeemed or any Note after it is called for redemption in whole or in part, except the unredeemed portion of any Note being redeemed in part.

10.  PERSONS DEEMED OWNERS.

                  The registered Holder of this Note may be treated as the owner of it for all purposes.

11.  UNCLAIMED MONEY.

                  If money for the payment of principal or interest remains unclaimed for two years, the Trustee or Paying Agent shall pay the money back to the Company at its written request unless an abandoned property law designates another Person. After any such payment, Holders entitled to the money must look only to the Company and not to the Trustee for payment.

12.  AMENDMENT, SUPPLEMENT AND WAIVER.

                  Subject to certain exceptions, the Indenture, the Notes and the Guarantees thereof may be amended or supplemented with the consent of the Holders of at least a majority in principal amount of the then outstanding Notes, and any existing default or compliance with any provision of the Indenture or the Notes may be waived with the consent of the Holders of a majority in principal amount of the then outstanding Notes. Certain amendments specified in the Indenture shall not be effective against a Holder without the consent of such Holder (or a prior Holder). Without the consent of any Holder of a Note, the Company and the Trustee may amend or supplement the Indenture, the Notes or any Guarantee thereof to cure any ambiguity, defect or inconsistency, to provide for uncertificated Notes in addition to or in place of certificated Notes, to provide for the assumption of the Company's or any Guarantor's obligations to Holders of the Notes in case of a merger or consolidation, to make any change that does not adversely affect the legal rights under the Indenture of any such Holder, to evidence and provide for the acceptance of appointment under the Indenture by a successor Trustee with respect to the Notes or to add additional guarantors with respect to the Notes.

13.  TRUSTEE DEALINGS WITH THE COMPANY.

                  The Trustee under the Indenture, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Company, any Guarantor or their Affiliates, and may otherwise deal with the Company, any Guarantor or their Affiliates, as if it were not the Trustee.

14.  NO RECOURSE AGAINST OTHERS.

                  As more fully described in the Indenture, a stockholder, incorporator, officer, director, member, partner, affiliate, beneficiary or employee, as such, of the Company or any Guarantor shall not have any liability for any obligations of the Company or any Guarantor under the Notes or the Indenture or for any claim based on, in respect or by reason of, such obligations or their creation. The Holder of this Note by accepting this Note waives and releases all such liability. The waiver and release are part of the consideration for the issuance of this Note.

15.  DEFEASANCE AND COVENANT DEFEASANCE.

                  The Indenture contains provisions for defeasance of the entire indebtedness on this Note and for defeasance of certain covenants in the Indenture upon compliance by the Company with certain conditions set forth in the Indenture.

16.  ABBREVIATIONS.

                  Customary abbreviations may be used in the name of a Holder of a Note or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

17.  CUSIP NUMBERS.

                  Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Company has caused CUSIP numbers to be printed on the Notes and the Trustee may use CUSIP numbers in notices of redemption as a convenience to Holders of the Notes. No representation is made as to the accuracy of such numbers either as printed on the Notes or as contained in any notice of redemption and reliance may be placed only on the other identification numbers placed thereon.

18.  GOVERNING LAW.

                  THE INDENTURE AND THE NOTES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. EACH OF THE PARTIES HERETO AGREES TO SUBMIT TO THE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THE INDENTURE OR THE NOTES.

                  THE COMPANY WILL FURNISH TO ANY HOLDER OF A NOTE UPON WRITTEN REQUEST AND WITHOUT CHARGE A COPY OF THE INDENTURE. REQUESTS MAY BE MADE TO:

                            Rural/Metro Corporation
                            8401 East Indian School Road
                            Scottsdale, Arizona  85251
                            Attention:  Chief Financial Officer

19.  AUTHENTICATION.

                  This Note shall not be valid until the Trustee or an authenticating agent manually signs the Certificate of Authentication on the other side of this Note.

20.  INDEMNIFICATION.

                  The Holder of this Note, by acceptance hereof, agrees to indemnify the Company and the Trustee against any liability that may result from the transfer, exchange or assignment of this Note in violation of any provision of the Indenture and/or applicable U.S. Federal or state securities law.

                                   ASSIGNMENT


I or we assign and transfer this Note to:

             (Insert assignee's social security or tax I.D. number)

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

(Print or type name, address and zip code of assignee)

and irrevocably appoint:

________________________________________________________________________________
________________________________________________________________________________
Agent to transfer this Note on the books of the Company. The Agent may substitute another to act for him.

                                    Check One

/ / (a) this Note is being transferred in compliance with the exemption from registration under the Securities Act provided by Rule 144A thereunder.

                                       or

/ / (b) this Note is being transferred other than in accordance with (a) above and documents are being furnished which comply with the conditions of transfer set forth in this Note and the Indenture.

If none of the foregoing boxes is checked, the Trustee or Registrar shall not be obligated to register this Note in the name of any person other than the Holder hereof unless and until the conditions to any such transfer of registration set forth herein and in Section 2.06 (Transfer and Exchange) of the Indenture shall have been satisfied.

Date:    _______________________

Your Signature: _______________________________________________________________
              (Sign exactly as your name appears on the other side of this Note)

 Signature Guarantee: _________________________________________________________

TO BE COMPLETED BY PURCHASER IF (a) ABOVE IS CHECKED

                  The undersigned represents and warrants that it is purchasing this Note for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a "qualified institutional buyer" within the meaning of Rule 144A under the Securities Act and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Company as the undersigned has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon the undersigned's foregoing representations in order to claim the exemption from registration provided by Rule 144A.

Dated: ____________________


_____________________________________

NOTICE:  To be executed by an executive officer

                       OPTION OF HOLDER TO ELECT PURCHASE


                  If you want to elect to have all or any part of this Note purchased by the Company pursuant to Section 4.19 or Section 4.20 of the Indenture, check the appropriate box:

         / /   Section 4.19

         / /   Section 4.20


                  If you want to have only part of the Note purchased by the Company pursuant to Section 4.19 or Section 4.20 of the Indenture, state the principal amount you elect to have purchased:

$____________________
 (multiple of $1,000)

Date: _______________




Your Signature: ___________________________________________
(Sign exactly as your name appears on the face of this Note)




_________________________
Signature Guaranteed

              SCHEDULE OF EXCHANGES OF INTERESTS IN THE GLOBAL NOTE


      The following exchanges of a part of this Global Note have been made:

----------------------- -------------------- -------------------- -------------------- --------------------

   Date of Exchange     Amount of decrease   Amount of increase    Principal Amount       Signature of
                           in Principal         in Principal        of this Global     authorized officer
                          Amount of this       Amount of this       Note following             of
                            Global Note          Global Note       such decrease (or     Trustee or Note
                                                                       increase)            Custodian








                 FORM OF NOTATION ON NOTE RELATING TO GUARANTEE



         Pursuant and subject to the terms of the Indenture, each Guarantor has jointly and severally and unconditionally guaranteed to each Holder and to the Trustee the full and punctual payment of the principal of, premium, if any, interest and Liquidated Damages, if any, on the Notes.

         Each Guarantor's liability shall be limited as set forth in Section
10.03 of the Indenture, and Guarantors may be released from the Guarantee as provided in Sections 9.01, 9.02, 9.03 and 10.04 of the Indenture.

         The provision of Article 10 of the Indenture are incorporated herein by reference. Capitalized terms used herein have the same meanings given in the Indenture unless otherwise indicated.

                     AID AMBULANCE AT VIGO COUNTY, INC.
                     an Indiana corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     AMBULANCE TRANSPORT SYSTEMS, INC.
                     a New Jersey corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     AMERICAN LIMOUSINE SERVICE, INC.
                     an Ohio corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     ARROW AMBULANCE, INC.
                     an Idaho corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________

                     BEACON TRANSPORTATION, INC.
                     a New York corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     CITY WIDE AMBULANCE SERVICE, INC.
                     an Ohio corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________

                     CORNING AMBULANCE SERVICE INC.
                     a New York corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     DONLOCK, LTD.
                     a Pennsylvania corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     E.M.S. VENTURES, INC.
                     a Georgia corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     EMS VENTURES OF SOUTH CAROLINA, INC.
                     a South Carolina corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________

                     EASTERN AMBULANCE SERVICE, INC.
                     a Nebraska corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     EASTERN PARAMEDICS, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     GOLD CROSS AMBULANCE SERVICES, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     GOLD CROSS AMBULANCE SERVICES OF PA., INC.
                     an Ohio corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     KEEFE & KEEFE, INC.
                     a New York corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     KEEFE & KEEFE AMBULETTE, LTD.
                     a New York corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________

                     LASALLE AMBULANCE INC.
                     a New York corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     MEDI-CAB OF GEORGIA, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     MEDICAL EMERGENCY DEVICES AND SERVICES (MEDS), INC. an Arizona corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     MEDICAL TRANSPORTATION SERVICES, INC.
                     a South Dakota corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     MEDSTAR EMERGENCY MEDICAL SERVICES, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________

                     MERCURY AMBULANCE SERVICE, INC.
                     a Kentucky corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     METRO CARE CORP.
                     an Ohio corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     MO-RO-KO, INC.
                     an Arizona corporation
                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     MULTI CAB INC..
                     a New Jersey corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     MULTI-CARE INTERNATIONAL, INC.
                     a New Jersey corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     MULTI-CARE MEDICAL CAR SERVICE, INC.
                     a New Jersey corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________

                     MULTI-HEALTH CORP.
                     a Florida corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     MYERS AMBULANCE SERVICE, INC.
                     an Indiana corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     NATIONAL AMBULANCE & OXYGEN
                     SERVICE, INC.
                     a New York corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     NORTH MISS. AMBULANCE SERVICE, INC.
                     a Mississippi corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     PHYSICIANS AMBULANCE SERVICE, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     PROFESSIONAL MEDICAL SERVICES, INC.
                     an Arkansas corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________

                     RISC AMERICA ALABAMA
                     FIRE SAFETY SERVICES, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     R/M MANAGEMENT CO., INC.
                     an Arizona corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     R/M OF MISSISSIPPI, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     R/M OF TENNESSEE G.P., INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     R/M OF TENNESSEE L.P., INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     R/M OF TEXAS G.P., INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________

                     R/M PARTNERS, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RMC CORPORATE CENTER, L.L.C.
                     an Arizona limited liability company

                     By:  RURAL/METRO CORPORATION,
                          an Arizona corporation
                          Its Member

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO ARGENTINA, L.L.C.
                     an Arizona limited liability company

                     By:  RURAL/METRO INTERNATIONAL, INC.
                            a Delaware corporation
                            Its Member

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO BRASIL, L.L.C.
                     an Arizona corporation

                     By:  RURAL/METRO INTERNATIONAL, INC.
                            a Delaware corporation
                            Its Member

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________

                     RURAL/METRO CANADIAN HOLDINGS, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                      RURAL/METRO COMMUNICATIONS
                      SERVICES, INC.
                      a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO CORPORATION
                     an Arizona corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO CORPORATION OF FLORIDA
                     a Florida corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO CORPORATION OF TENNESSEE
                     a Tennessee corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO FIRE DEPT., INC.
                     an Arizona corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________

                     RURAL/METRO INTERNATIONAL, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO MID-ATLANTIC, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO OF ALABAMA, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                      RURAL/METRO OF ARGENTINA, INC.
                      a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO OF ARKANSAS, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO OF ARLINGTON, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________

                     RURAL/METRO OF BRASIL, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO OF CALIFORNIA, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO OF CENTRAL ALABAMA, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO OF CENTRAL OHIO, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO OF GEORGIA, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO OF INDIANA, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________

                     RURAL/METRO OF INDIANA, L.P.
                     a Delaware limited partnership

                     By:  THE AID AMBULANCE COMPANY, INC.
                            a Delaware corporation
                            Its General Partner

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO OF INDIANA II., L.P.
                     a Delaware corporation

                     By:  THE AID AMBULANCE COMPANY, INC.
                            a Delaware corporation
                            Its General Partner

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO OF KENTUCKY, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO OF MISSISSIPPI, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO OF NEBRASKA, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________

                     RURAL/METRO OF NEW YORK, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO OF NORTH FLORIDA, INC.
                     a Florida corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO OF OHIO, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO OF OREGON, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO OF ROCHESTER, INC.
                     a New York corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO OF SAN DIEGO, INC.
                     a California corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________

                     RURAL/METRO OF SOUTH CAROLINA, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO OF SOUTH DAKOTA, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO OF TENNESSEE, L.P.
                     a Delaware limited partnership

                     By:  R/M OF TENNESSEE, G.P., INC.,
                            a Delaware corporation
                            Its General Partner

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO OF TEXAS, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO OF TEXAS, L.P.
                     a Delaware limited partnership

                     By:  R/M OF TEXAS G.P., INC.
                            a Delaware corporation
                            Its General Partner

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________

                     RURAL/METRO PROTECTION SERVICES, INC.
                     an Arizona corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     RURAL/METRO TEXAS HOLDINGS, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     SW GENERAL, INC.
                     an Arizona corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     SIOUX FALLS AMBULANCE, INC.
                     a South Dakota corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     SOUTH GEORGIA EMERGENCY
                     MEDICAL SERVICES, INC.
                     a Georgia corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________

                     SOUTHWEST AMBULANCE OF CASA
                     GRANDE, INC.
                     an Arizona corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     SOUTHWEST AMBULANCE OF
                     SOUTHEASTERN ARIZONA, INC.
                     an Arizona corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     SOUTHWEST AMBULANCE OF TUCSON, INC.
                     an Arizona corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     SOUTHWEST GENERAL SERVICES, INC.
                     an Arizona corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     THE AID AMBULANCE COMPANY, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________

                     THE AID COMPANY, INC.
                     an Indiana corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     THE WESTERN NEW YORK EMERGENCY
                     MEDICAL SERVICES TRAINING INSTITUTE INC.
                     a New York corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     TOWNS AMBULANCE SERVICE, INC.
                     a New York corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     UNITED MEDICAL SERVICES, INC.
                     a Washington corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     VALLEY FIRE SERVICE, INC.
                     a Delaware corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________


                     W & W LEASING COMPANY, INC.
                     an Arizona corporation

                     By: __________________________________
                       Name: ______________________________
                       Title:______________________________

                                    EXHIBIT B

                         FORM OF CERTIFICATE OF TRANSFER


Rural/Metro Corporation
8401 East Indian School Road
Scottsdale, Arizona  85251

The First National Bank of Chicago
14 Wall Street, Eighth Floor
New York, New York  10005


         Re:  7-7/8% Senior Notes due 2008

         Reference is hereby made to the Indenture, dated as of March 16, 1998 (as such may have been amended, supplemented or otherwise modified to the date hereof, the "Indenture"), among Rural/Metro Corporation, as issuer (the "Company"), the Guarantors party thereto and The First National Bank of Chicago, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         _______________________ (the "Transferor") owns and proposes to transfer the Note[s] or interest in such Note[s] specified in Annex A hereto, in the principal amount of $___________ in such Note[s] or interests (the "Transfer"), to ____________ (the "Transferee"), as further specified in Annex A hereto. In connection the Transfer, the Transferor hereby certifies that:

                             [CHECK ALL THAT APPLY]

1. / / CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE 144A GLOBAL NOTE OR A CERTIFICATED NOTE PURSUANT TO RULE 144A. The Transfer is being effected pursuant to and in accordance with Rule 144A under the United States Securities Act of 1933, as amended (the "Securities Act"), and, accordingly, the Transferor hereby further certifies that the beneficial interest or Certificated Note is being transferred to a Person that the Transferor reasonably believes is purchasing the beneficial interest or Certificated Note for its own account or for one or more accounts with respect to which such Person exercises sole investment discretion, and such Person and each such account is a "qualified institutional buyer" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A and such Transfer is in compliance with any applicable blue sky securities laws of states of the United States. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the 144A Global Note and/or the Certificated Note and in the Indenture and the Securities Act.

2. / / CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE REGULATION GLOBAL NOTE OR A CERTIFICATED NOTE PURSUANT TO REGULATION S. The Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and, accordingly, the Transferor hereby, further certifies that (i) the Transfer is not being made to a Person in the United States, and (x) at the time the buy order was originated, the Transferee was outside the United States or such Transferor and any Person acting on its behalf reasonably believed and believes that the Transferee was outside the United States or (y) the transaction was executed in, on or through the facilities of a designated offshore securities market and neither such Transferor nor any Person acting on its behalf knows that the transaction was prearranged with a buyer in the United States, (ii) no directed selling efforts have been made in contravention of the requirements of Rule 903(b) or Rule 904(b) of Regulation S under the Securities Act, (iii) the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act and (iv) if the proposed transfer is being made prior to the expiration of any restricted period under applicable law, the Transfer is not being made to a U.S. Person or for the account or benefit of a U.S. Person (other than an initial Purchaser). Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Regulation S Global Note and/or the Certificated Note and in the Indenture and the Securities Act.

3. / / CHECK AND COMPLETE IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN THE IAI GLOBAL NOTE OR A CERTIFICATED NOTE PURSUANT TO ANY PROVISION OF THE SECURITIES ACT OTHER THAN RULE 144A OR REGULATION S. The Transfer is being effected in compliance with the transfer restrictions applicable to beneficial interests in Restricted Global Notes and Restricted Certificated Notes and pursuant to and in accordance with the Securities Act and any applicable blue sky securities laws of states of the United States, and accordingly the Transferor hereby further certifies that (check one):

(a) / / such Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act;

                                       or

(b) / / such Transfer is being effected to the Company or a subsidiary thereof:

                                       or

(c) / / such Transfer is being effected pursuant to an effective registration statement under the Securities Act and in compliance with the prospectus delivery requirements of the Securities Act;

                                       or

(d) / / such Transfer is being effected to an Institutional Accredited Investor and pursuant to an exemption from the registration requirements of the Securities Act other than Rule 144A, Rule 144 or Rule 904, and the Transferor hereby further certifies that the Transfer complies with the transfer restrictions applicable to beneficial interests in a Restricted Global Note or Restricted Certificated Notes and the requirements of the exemption claimed, which certification is supported by (1) a certificate executed by the Transferee in the form of Exhibit D to the Indenture and (2) an Opinion of Counsel provided by the Transferor or the Transferee (a copy of which the Transferor has attached to this certification), to the effect that such Transfer is in compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Note will be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the IAI Global Note and/or the Certificated Notes and in the Indenture and the Securities Act.

4. / / CHECK IF TRANSFEREE WILL TAKE DELIVERY OF A BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE OR OF AN UNRESTRICTED CERTIFICATED NOTE.

         (a) / / CHECK IF TRANSFER IS PURSUANT TO RULE 144. (i) The Transfer is being effected pursuant to and in accordance with Rule 144 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of states of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Certificated Notes and in the Indenture.

         (b) / / CHECK IF TRANSFER IS PURSUANT TO REGULATION S. (i) The
Transfer is being effected pursuant to and in accordance with Rule 903 or Rule 904 under the Securities Act and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of states of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Note will no longer be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes, on Restricted Certificated Notes and in the Indenture.

         (c) / / CHECK IF TRANSFER IS PURSUANT TO OTHER EXEMPTION. (i) The Transfer is being, effected pursuant to and in compliance with an exemption from the registration requirements of the Securities Act other than Rule 144, Rule 903 or Rule 904 and in compliance with the transfer restrictions contained in the Indenture and any applicable blue sky securities laws of states of the United States and (ii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act. Upon consummation of the proposed Transfer in accordance with the terms of the Indenture, the transferred beneficial interest or Certificated Note will not be subject to the restrictions on transfer enumerated in the Private Placement Legend printed on the Restricted Global Notes or Restricted Certificated Notes and in the Indenture.

         This certificate and the statements contained herein are made for your benefit, for the benefit of the Company, and for the benefit of your counsel and the Company's counsel, who may rely hereon.


                             __________________________
                             [Insert Name of Transferor]


                             By: ______________________
                                 Name:
                                 Title:

Dated:  _____________, ____

                       ANNEX A TO CERTIFICATE OF TRANSFER



1.       The Transferor owns and proposes to transfer the following:

                            [CHECK ONE OF (a) OR (b)]

         (a)  / /  a beneficial interest in the:

                  (i)  / /  144A Global Note (CUSIP _______), or

                  (ii)  / /  Regulation S Global Note (CUSIP ________), or

                  (iii)  / /  IAI Global Note (CUSIP ________): or


         (b)  / /  a Restricted Certificated Note.

2.       After the Transfer the Transferee will hold:

                                   [CHECK ONE]

         (a)  / /  a beneficial interest in the:

                  (i)  / /  144A Global Note (CUSIP ________), or

                  (ii)  / /  Regulation S Global Note (CUSIP ________), or

                  (iii)  / /  IAI Global Note (CUSIP _______); or

                  (iv)  / /  Unrestricted Global Note (CUSIP____); or

         (b)  / /  a Restricted Certificated Note: or

         (c)  / /  an Unrestricted Certificated Note.

         in accordance with the terms of the indenture.

                                    EXHIBIT C

                         FORM OF CERTIFICATE OF EXCHANGE


Rural/Metro Corporation
8401 East Indian School Road
Scottsdale, Arizona  85251

The First National Bank of Chicago
14 Wall Street, Eighth Floor
New York, New York  10005


                        Re: 7-7/8% Senior Notes due 2008

                                (CUSIP_________)

         Reference is hereby made to the Indenture, dated as of March 16, 1998 (as such may have been amended, supplemented, or otherwise modified to the date hereof, the "Indenture"), among Rural/Metro Corporation, as issuer (the "Company"), the Guarantors party thereto and The First National Bank of Chicago, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

         ___________, (the "Owner") owns and proposes to exchange the Note[s] or interest in such Note[s] specified herein, in the principal amount of $___________ in such Note[s] or interest (the "Exchange"). In connection with the Exchange, the Owner hereby certifies that:

         EXCHANGE OF RESTRICTED CERTIFICATED NOTES OR BENEFICIAL INTERESTS IN A RESTRICTED GLOBAL NOTE FOR UNRESTRICTED CERTIFICATED NOTES OR BENEFICIAL INTERESTS IN AN UNRESTRICTED GLOBAL NOTE.

         (a) / / CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A
RESTRICTED GLOBAL NOTE TO AN UNRESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's beneficial interest in a Restricted Global Note for an Unrestricted Global Note in an equal principal amount, the Owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Global Notes and pursuant to and in accordance with the United States Securities Act of 1933, as amended (the "Securities Act"), (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest in an Unrestricted Global Note is being acquired in compliance with any applicable blue sky securities laws of states of the United States.

         (b) / / CHECK IF EXCHANGE IS FROM BENEFICIAL INTEREST IN A
RESTRICTED GLOBAL NOTE TO UNRESTRICTED CERTIFICATED NOTE. In connection with the Exchange of the

Owner's beneficial interest in a Restricted Global Note for an Unrestricted Certificated Note, the Owner hereby certifies (i) the Certificated Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Global Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Certificated Note is being acquired in compliance with any applicable blue sky securities laws of states of the United States.

         (c) / / CHECK IF EXCHANGE IS FROM RESTRICTED CERTIFICATED NOTE TO BENEFICIAL INTEREST IN AN UNRESTRICTED GLOBAL NOTE. In connection with the Exchange of the Owner's Restricted Certificated Note for a beneficial interest in an Unrestricted Global Note in an equal principal amount, the owner hereby certifies (i) the beneficial interest is being acquired for the Owner's own account without transfer and (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to Restricted Certificated Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the beneficial interest is being acquired in compliance with any applicable blue sky, securities laws of states of the United States.

         (d) / / CHECK IF EXCHANGE IS FROM RESTRICTED CERTIFICATED NOTE TO AN UNRESTRICTED CERTIFICATED NOTE. In connection with the Exchange of the Owner's Restricted Certificated Note for an Unrestricted Certificated Note, the Owner hereby certifies (i) the Certificated Note is being acquired for the Owner's own account without transfer, (ii) such Exchange has been effected in compliance with the transfer restrictions applicable to the Restricted Certificated Notes and pursuant to and in accordance with the Securities Act, (iii) the restrictions on transfer contained in the Indenture and the Private Placement Legend are not required in order to maintain compliance with the Securities Act and (iv) the Certificated Note is being acquired in compliance with any applicable blue sky securities laws of any state of the United States.

This certificate and the statements contained herein are made for your benefit and the benefit of the Company, and for the benefit of your counsel and the Company's counsel, who may rely hereon.

                                                     ________________________
                                                     [Insert Name of Owner]

                                                     By: ____________________
                                                         Name:
                                                         Title:
Dated:  ___________, ____

                                    EXHIBIT D

                            FORM OF CERTIFICATE FROM
                   ACQUIRING INSTITUTIONAL ACCREDITED INVESTOR


Rural/Metro Corporation
8401 East Indian School Road
Scottsdale, Arizona  85251

The First National Bank of Chicago
14 Wall Street, Eighth Floor
New York, New York  10005


                        Re: 7-7/8% Senior Notes due 2008

         Reference is hereby made to the Indenture, dated as of March 16, 1998 (as such may have been amended, supplemented or otherwise modified to the date hereof the "Indenture"), among Rural/Metro Corporation, as issuer (the "Company"), the Guarantors party thereto and The First National Bank of Chicago, as trustee. Capitalized terms used but not defined herein shall have the meanings given to them in the Indenture.

                  In connection with our proposed purchase of $__________ aggregate principal amount of:


         (a)  / / a beneficial interest in a Global Note, or

         (b)  / / a Certificated Note.

                  we confirm that:

                  1. We understand that any subsequent transfer of the Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by and not to resell, pledge or otherwise transfer the Notes or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

                  2. We understand that the offer and sale of the Notes have not been registered under the Securities Act, and that the Notes and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Notes or any interest therein, we will do so only (A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter and an Opinion of Counsel in form reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144 under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any Person purchasing the Certificated Note or beneficial interest in a Global Note from us in a transaction meeting the requirements of clauses (A) through (E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

         3. We understand that, on any proposed resale of the Notes or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Notes purchased by us will bear a legend to the foregoing effect.

         4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Notes. and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

         5. We are acquiring the Notes or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

         You and the Company (and your respective counsel) are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interest party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.

                                    ------------------------------------
                                    [Insert Name of Accredited Investor]

                                    By:
                                        --------------------------------
                                        Name:
                                        Title:

Dated:            ,
        ----------  ----

                                    EXHIBIT E

                         FORM OF SUPPLEMENTAL INDENTURE

         SUPPLEMENTAL INDENTURE (this "Supplemental Indenture"), dated as of _________ __, 19__, among [NEW GUARANTOR] (the "New Guarantor"), RURAL/METRO CORPORATION, a Delaware corporation (the "Company") and the existing Guarantors (the "Existing Guarantors") under this Indenture referred to below, and THE FIRST NATIONAL BANK OF CHICAGO, as trustee under this Indenture referred to below (the "Trustee").

                              W I T N E S S E T H:

         WHEREAS the Company has heretofore executed and delivered to the Trustee an Indenture (as such may have been amended, supplemented and modified to the date hereof, the "Indenture"), dated as of March 16, 1998, providing for the issuance of an aggregate principal amount of $150,000,000 of 7-7/8% Senior Notes due 2008 (the "Notes");

         WHEREAS this Indenture provides that under certain circumstances the company is required to cause the New Guarantor to execute and deliver to the Trustee a supplemental indenture pursuant to which the New Guarantor shall unconditionally guarantee all of the Company" obligations under the Notes pursuant to a Guarantee on the terms and conditions set forth herein; and

         WHEREAS pursuant to Section 8.01 of this Indenture, the Trustee, the Company and Existing Guarantors are authorized to execute and deliver this Supplemental Indenture;

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt of which is hereby acknowledged, the New Guarantor, the Company, the Existing Guarantors and the Trustee mutually covenant and agree for the equal and ratable benefit of the Holders of the Notes as follows:

         1. Definitions. (a) Capitalized terms used herein without definition shall have the meanings assigned to them in this Indenture.

         (b) For all purposes of this Supplement, except as otherwise herein expressly provided or unless the context otherwise requires: (i) the terms and expressions used herein shall have the same meanings as corresponding terms and expressions used in this Indenture; and (ii) the words "herein," "hereof" and "hereby" and other words of similar import used in this Supplemental Indenture refer to this Supplemental Indenture as a whole and not to any particular section hereof.

         2. Agreement to Guarantee. The New Guarantor hereby agrees, jointly and severally with all other Guarantors, to guarantee the Company's obligations under the

Notes on the terms and subject to the conditions set forth in Article 10 of the Indenture and to be bound by all other applicable provisions of the Indenture.

         3. Ratification of Indenture; Supplemental Indentures Part of Indenture. Except as expressly amended hereby, the Indenture is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Supplemental Indenture shall form a part of the Indenture for all purposes, and every Holder of Notes heretofore or hereafter authenticated and delivered shall be bound hereby.

         4. Governing Law. THIS SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

         5. Trustee Makes No Representation. The Trustee makes no representation as to the validity or sufficiency of this Supplemental Indenture.

         6. Counterparts. The parties may sign any number of copies of this Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement.

         7. Effect of Headings. The Section headings herein are for convenience only and shall not effect the construction thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture to be duly executed as of the date first above written.

                                    [NEW GUARANTOR]

                                    By: __________________________________
                                       Name:______________________________
                                       Title: ____________________________

                                    RURAL/METRO CORPORATION
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    AID AMBULANCE AT VIGO COUNTY, INC.
                                    an Indiana corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    AMBULANCE TRANSPORT SYSTEMS, INC.
                                    a New Jersey corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    AMERICAN LIMOUSINE SERVICE, INC.
                                    an Ohio corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    ARROW AMBULANCE, INC.
                                    an Idaho corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    BEACON TRANSPORTATION, INC.
                                    a New York corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    CITY WIDE AMBULANCE SERVICE, INC.
                                    an Ohio corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    CORNING AMBULANCE SERVICE INC.
                                    a New York corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    DONLOCK, LTD.
                                    a Pennsylvania corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    E.M.S. VENTURES, INC.
                                    a Georgia corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    EMS VENTURES OF SOUTH CAROLINA, INC.
                                    a South Carolina corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    EASTERN AMBULANCE SERVICE, INC.
                                    a Nebraska corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    EASTERN PARAMEDICS, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    GOLD CROSS AMBULANCE SERVICES, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    GOLD CROSS AMBULANCE SERVICES OF PA., INC.
                                    an Ohio corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    KEEFE & KEEFE, INC.
                                    a New York corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    KEEFE & KEEFE AMBULETTE, LTD.
                                    a New York corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    LASALLE AMBULANCE INC.
                                    a New York corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    MEDI-CAB OF GEORGIA, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    MEDICAL EMERGENCY DEVICES AND SERVICES
                                    (MEDS), INC.
                                    an Arizona corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    MEDICAL TRANSPORTATION SERVICES, INC.
                                    a South Dakota corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    MEDSTAR EMERGENCY MEDICAL SERVICES, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    MERCURY AMBULANCE SERVICE, INC.
                                    a Kentucky corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    METRO CARE CORP.
                                    an Ohio corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    MO-RO-KO, INC.
                                    an Arizona corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    MULTI CAB INC..
                                    a New Jersey corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    MULTI-CARE INTERNATIONAL, INC.
                                    a New Jersey corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    MULTI-CARE MEDICAL CAR SERVICE, INC.
                                    a New Jersey corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    MULTI-HEALTH CORP.
                                    a Florida corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    MYERS AMBULANCE SERVICE, INC.
                                    an Indiana corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    NATIONAL AMBULANCE & OXYGEN
                                    SERVICE, INC.
                                    a New York corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    NORTH MISS. AMBULANCE SERVICE, INC.
                                    a Mississippi corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    PHYSICIANS AMBULANCE SERVICE, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    PROFESSIONAL MEDICAL SERVICES, INC.
                                    an Arkansas corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RISC AMERICA ALABAMA
                                    FIRE SAFETY SERVICES, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    R/M MANAGEMENT CO., INC.
                                    an Arizona corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    R/M OF MISSISSIPPI, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    R/M OF TENNESSEE G.P., INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    R/M OF TENNESSEE L.P., INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    R/M OF TEXAS G.P., INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    R/M PARTNERS, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RMC CORPORATE CENTER, L.L.C.
                                    an Arizona limited liability company

                                    By:  RURAL/METRO CORPORATION,
                                            an Arizona corporation
                                            Its Member

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________


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
                                    RURAL/METRO ARGENTINA, L.L.C.
                                    an Arizona limited liability company

                                    By:  RURAL/METRO INTERNATIONAL, INC.
                                            a Delaware corporation
                                            Its Member

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO BRASIL, L.L.C.
                                    an Arizona corporation

                                    By:  RURAL/METRO INTERNATIONAL, INC.
                                            a Delaware corporation
                                            Its Member

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO CANADIAN HOLDINGS, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO COMMUNICATIONS
                                    SERVICES, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO CORPORATION
                                    an Arizona corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO CORPORATION OF FLORIDA
                                    a Florida corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO CORPORATION OF TENNESSEE
                                    a Tennessee corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO FIRE DEPT., INC.
                                    an Arizona corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO INTERNATIONAL, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO MID-ATLANTIC, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF ALABAMA, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF ARGENTINA, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF ARKANSAS, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF ARLINGTON, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF BRASIL, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF CALIFORNIA, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________


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
                                    RURAL/METRO OF CENTRAL ALABAMA, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF CENTRAL OHIO, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF GEORGIA, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF INDIANA, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF INDIANA, L.P.
                                    a Delaware limited partnership

                                    By:  THE AID AMBULANCE COMPANY, INC.
                                            a Delaware corporation
                                            Its General Partner

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF INDIANA II., L.P.
                                    a Delaware corporation

                                    By:  THE AID AMBULANCE COMPANY, INC.
                                            a Delaware corporation
                                            Its General Partner

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF KENTUCKY, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF MISSISSIPPI, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF NEBRASKA, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF NEW YORK, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF NORTH FLORIDA, INC.
                                    a Florida corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF OHIO, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF OREGON, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF ROCHESTER, INC.
                                    a New York corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF SAN DIEGO, INC.
                                    a California corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF SOUTH CAROLINA, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF SOUTH DAKOTA, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF TENNESSEE, L.P.
                                    a Delaware limited partnership

                                    By:  R/M OF TENNESSEE, G.P., INC.,
                                            a Delaware corporation
                                            Its General Partner

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF TEXAS, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO OF TEXAS, L.P.
                                    a Delaware limited partnership

                                    By:  R/M OF TEXAS G.P., INC.
                                            a Delaware corporation
                                            Its General Partner

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO PROTECTION SERVICES, INC.
                                    an Arizona corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    RURAL/METRO TEXAS HOLDINGS, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    SW GENERAL, INC.
                                    an Arizona corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    SIOUX FALLS AMBULANCE, INC.
                                    a South Dakota corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    SOUTH GEORGIA EMERGENCY
                                    MEDICAL SERVICES, INC.
                                    a Georgia corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    SOUTHWEST AMBULANCE OF CASA
                                    GRANDE, INC.
                                    an Arizona corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    SOUTHWEST AMBULANCE OF
                                    SOUTHEASTERN ARIZONA, INC.
                                    an Arizona corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    SOUTHWEST AMBULANCE OF TUCSON, INC.
                                    an Arizona corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    SOUTHWEST GENERAL SERVICES, INC.
                                    an Arizona corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    THE AID AMBULANCE COMPANY, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    THE AID COMPANY, INC.
                                    an Indiana corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    THE WESTERN NEW YORK EMERGENCY
                                    MEDICAL SERVICES TRAINING INSTITUTE INC.
                                    a New York corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    TOWNS AMBULANCE SERVICE, INC.
                                    a New York corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    UNITED MEDICAL SERVICES, INC.
                                    a Washington corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    VALLEY FIRE SERVICE, INC.
                                    a Delaware corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                    W & W LEASING COMPANY, INC.
                                    an Arizona corporation

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________

                                   THE FIRST NATIONAL BANK OF CHICAGO
                                    as Trustee

                                    By: __________________________________
                                        Name:_____________________________
                                        Title: ___________________________